REGISTRATION Nos. 333-17361
                                            811-07961

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  PRE-EFFECTIVE AMENDMENT NO.
                  POST-EFFECTIVE AMENDMENT NO.    2                  X
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                  ACT OF 1940                                        X
                  AMENDMENT NO.                   4                  X

                            MASON STREET FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           720 EAST WISCONSIN AVENUE
                          MILWAUKEE, WISCONSIN  53202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (414) 271-1444
                        (REGISTRANT'S TELEPHONE NUMBER)

                              MERRILL C. LUNDBERG
                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                 LAW DEPARTMENT
                           720 EAST WISCONSIN AVENUE
                          MILWAUKEE, WISCONSIN  53202
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

     [   ]     IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
     [ X ]     ON June 30, 1998 PURSUANT TO PARAGRAPH (b)
     [   ]     60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
     [   ]     ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
     [   ]     75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
     [   ]     ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
     [   ]     THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE
               FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.





                            MASON STREET FUNDS, INC.




                             CROSS REFERENCE SHEET

Cross reference sheet showing location in Prospectus of information required by the Items in Part A of Form N-1A.

     ITEM NUMBER              HEADING IN PROSPECTUS
     -----------              ---------------------

     1                        Cover Page

     2                        Summary

     3                        Condensed Financial Information
     4                        The Funds In Detail, Other Information

     5                        Management Of the Funds

     5A                       <F1>

     6                        Other Information, Distributions And Taxes

     7                        Buying And Selling Fund Shares,
                              Shareholders Guide

     8                        Buying And Selling Fund Shares,
                              Shareholders Guide

     9                        <F1>



<F1> Indicates inapplicable or negative



                            MASON STREET FUNDS, INC.




                             CROSS REFERENCE SHEET

Cross reference sheet showing location in Statement of Additional Information required by the Items in Part B of Form N-1A.

                                     Heading in Statement
Item Number                        of Additional Information
-----------                        -------------------------

     10                            Cover Page

     11                            Table of Contents

     12                            Not Applicable

     13                            Investment Policies

     14                            Management of MSF

     15                            Ownership of Shares of MSF

     16                            Investment Advisory Services,
                                   Distribution Arrangements

     17                            Portfolio Transactions and
                                   Brokerage Allocation and Other
                                   Practices

     18                            Other Information About MSF

     19                            Determination of Net Asset Value,
                                   Purchase and Redemption of Shares

     20                            Taxes

     21                            Distribution Arrangements, Underwriter

     22                            Investment Performance
     23                            Report of Independent Accountants,
                                   Financial Statements and Schedule of
                                   Investments




                                  BOND FUNDS

                                MULTI-ASSET FUND

                                  STOCK FUNDS



                               MASON STREET FUNDS
                                     (LOGO)


                                  JUNE 30, 1998

                                   PROSPECTUS








                               Mason Street Funds
                                     (Logo)


                         MASON STREET FUNDS PROSPECTUS

                                 JUNE 30, 1998

THIS PROSPECTUS OFFERS YOU NINE MUTUAL FUNDS PRESENTING YOU WITH A WIDE CHOICE OF INVESTMENT OBJECTIVES, INCLUDING GROWTH OF CAPITAL, INCOME OR A COMBINATION OF THE TWO. EACH FUND IDENTIFIED BELOW IS A SERIES OF MASON STREET FUNDS(SM), INC., AN OPEN-END MANAGEMENT INVESTMENT COMPANY REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC).

-  AGGRESSIVE GROWTH STOCK FUND
-  INTERNATIONAL EQUITY FUND
-  GROWTH STOCK FUND
-  GROWTH AND INCOME STOCK FUND
-  INDEX 500 STOCK FUND
-  ASSET ALLOCATION FUND
-  HIGH YIELD BOND FUND
-  MUNICIPAL BOND FUND
-  SELECT BOND FUND


Northwestern Mutual Investment Services, LLC, a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor.
This Prospectus contains information about each of the Funds that you should know before investing and should be kept for future reference. Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI for the Funds dated June 30, 1998, as amended from time to time, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the address or phone number listed on p. 31.


THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

The High Yield Bond Fund invests primarily in fixed income securities that are rated below investment-grade by the major rating agencies. Such securities are sometimes referred to as "junk bonds" and are considered speculative. Investors should carefully consider the risks associated with such investments, as described in this Prospectus, and should understand that high yield fixed income securities are not appropriate for short-term investment purposes.


                               MASON STREET FUNDS
                              -------------------

CONTENTS

SUMMARY                                                3
--------------------------------------------------------
About the Advisors                                     3
--------------------------------------------------------
Funds at a Glance                                      3
--------------------------------------------------------
Risk Comparison                                        5
--------------------------------------------------------
Description of Classes of Shares                       5
--------------------------------------------------------
Expense Information                                    5
--------------------------------------------------------
Financial Highlights                                   8

PERFORMANCE                                           10
--------------------------------------------------------
THE FUNDS IN DETAIL                                   14
--------------------------------------------------------
Stock Funds                                           14
--------------------------------------------------------
Multi-Asset Fund                                      16
--------------------------------------------------------
Bond Funds                                            17
--------------------------------------------------------
Other Fund Policies and Associated Risks              19
--------------------------------------------------------
Investment Restrictions                               21
--------------------------------------------------------

MANAGEMENT OF THE FUNDS                               22
--------------------------------------------------------

BUYING AND SELLING FUND SHARES                        25
--------------------------------------------------------
Investment Minimums                                   25
--------------------------------------------------------
Flexible Sales Charge Options                         25
--------------------------------------------------------
How Shares are Priced                                 28
--------------------------------------------------------

SHAREHOLDERS' GUIDE                                   29
--------------------------------------------------------
How to Buy Shares                                     29
--------------------------------------------------------
How to Exchange Shares                                30
--------------------------------------------------------
How to Sell Shares                                    30
--------------------------------------------------------
Quick Address and Telephone Reference                 31
--------------------------------------------------------

DISTRIBUTIONS AND TAXES                               32
--------------------------------------------------------

OTHER INFORMATION                                     33
--------------------------------------------------------

APPENDIX A - GLOSSARY                                 34
--------------------------------------------------------

APPENDIX B                                            36
--------------------------------------------------------

JUNE 30, 1998
--------------------------------------------------------

                                                                   JUNE 30, 1998

SUMMARY


ABOUT THE ADVISORS
Northwestern Mutual Investment Services, LLC ("NMIS") is the investment advisor to the Funds. NMIS is a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life"), the fifth largest life insurance company in the U.S., with more than $71 billion in assets. Founded in 1857, Northwestern Mutual Life is one of the best established and well respected companies in operation today. Headquartered in Milwaukee, Wisconsin, Northwestern Mutual Life has developed its reputation by providing excellence in both financial management and personal service over the past 141 years. In addition to the Funds, NMIS has been responsible for directing the investments of the Northwestern Mutual Series Fund, Inc. ("Series Fund"), which serves as the investment fund for Northwestern Mutual Life's variable annuity and life insurance contracts.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") is the subadvisor for the Growth and Income Stock Fund. Templeton Investment Counsel, Inc. ("Templeton") is the subadvisor for the International Equity Fund.

FUNDS AT A GLANCE
This section will give you a brief summary of the Funds and their investment objectives. Please refer to the detailed description of investment objectives and policies (beginning at p. 14) for those Funds you wish to purchase. Many of the Funds have the same investment objectives and policies, and the same portfolio managers, as corresponding Portfolios of the Series Fund (and their predecessor funds). The investment performance for each of these Portfolios is shown on pp. 11-13. A glossary of terms is included in Appendix A.


-----------
STOCK FUNDS
-----------
AGGRESSIVE GROWTH STOCK FUND

OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of small- and medium- sized companies.

STRATEGY: To locate and invest in companies with above-average potential for growth.

FOCUS:  To pursue higher returns by accepting a higher risk.

INTERNATIONAL EQUITY FUND

OBJECTIVE: To seek long-term growth of capital by investing primarily in stocks of companies outside the U.S.

PORTFOLIO:  Primarily common stocks of companies in foreign countries.

STRATEGY: To locate and invest in the under-valued stocks of foreign companies offering the greatest discounts to their long-term values.

FOCUS:  To achieve international diversification and long-term total return.
Subadvisor:  Templeton

GROWTH STOCK FUND

OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

PORTFOLIO: Diversified mix of high-quality growth stocks in medium and large companies.

STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

FOCUS: To achieve attractive total return by investing in stocks with above-average earnings growth potential.

                               MASON STREET FUNDS
                              -------- -----------
GROWTH AND INCOME STOCK FUND

OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500R Index").

FOCUS: To remain fully-invested, during ordinary market conditions, in equity securities of fundamentally sound companies to maximize long-term total returns.
Subadvisor:  J.P. Morgan

INDEX 500 STOCK FUND


OBJECTIVE: To seek investment results that approximate the performance of the S&P 500R Index, by investing in stocks included in the S&P 500R Index. During the ten-year period ended March 31, 1998, the S&P 500R Index had an average annual return of 18.92%. Because the S&P 500R Index is an unmanaged index, this return does not reflect the deduction of expenses that would exist with a mutual fund.


FOCUS: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

-----------------
MULTI-ASSET FUND
-----------------

ASSET ALLOCATION FUND

OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.


PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash. Up to 50% of its stock allocation may be invested in foreign stocks. See "Foreign Securities," p. 19.


STRATEGY: To adjust the mix between asset sectors to capitalize on the changing financial markets and economic conditions.

FOCUS:  To achieve diversification and long-term total return.

-----------
BOND FUNDS
-----------
HIGH YIELD BOND FUND

OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

FOCUS: Actively manage to maximize total return within prudent investment risk parameters.
MUNICIPAL BOND FUND

OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with the preservation of capital, by investing primarily in investment-grade municipal obligations.

PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of its assets in lower-rated securities.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

FOCUS: To provide a competitive level of federally tax-exempt income and an attractive total return plus a degree of safety.

SELECT BOND FUND

OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

PORTFOLIO: Diversified investment-grade corporate, Treasury and government agency bonds with maturities generally exceeding one year.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

FOCUS:  To provide a stable, high rate of return plus a degree of safety.

                                                                   JUNE 30, 1998


RISK COMPARISON
You should select the Funds that reflect your special financial goals, investment time horizon and willingness to accept risk. When you invest in a Fund, you assume the risks of investing in the types of securities held by the Fund. Investing in securities involves varying degrees of market or interest rate risk, credit or financial risk and prepayment risk. Market or interest rate risk is the risk that market conditions, including interest rates, will change and adversely affect the security. With common stock, market risk is the risk that the value may fluctuate in response to general market and/or economic conditions. The prices of bonds generally move in the opposite direction from interest rates. Credit or financial risk is the risk that the issuer of a bond may fail to pay principal and interest when due or, with stocks, that the company will have adverse financial experience. Prepayment risk is the risk that bonds which include the ability on the part of the issuer to prepay the amount owed, will be prepaid at a time when interest rates have gone down, and that the cash received can only be reinvested at a lower rate of return. Certain instruments such as foreign securities, "junk bonds" and derivatives present additional special risks. The risks that are specific to certain types of securities are discussed in greater detail under "The Funds in Detail" on p. 14. Each Fund's net asset value (NAV) per share (i.e., share price) will fluctuate to reflect changes in the value of the securities in its portfolio. The value you receive upon redemption of a Fund's shares may be higher or lower than their original cost.


DESCRIPTION OF
CLASSES OF SHARES
To provide you with more flexibility, each Fund has adopted a purchase program that offers you two alternative ways to purchase shares, Class A or Class B, each with a different combination of sales charges, ongoing fees, eligibility requirements and other features. This program is designed to permit you to choose the method of purchasing shares that you believe is most beneficial given the amounts of your investment and current holdings of Fund shares, the length of time you expect to hold your investment and other relevant circumstances.


Under the purchase program, Class A shares may be purchased subject to an initial sales charge. Class B shares are not subject to a sales charge at the time of purchase but may be subject to a contingent deferred sales charge at the time they are sold. Please see "Buying and Selling Fund Shares" on p. 25 for a description of the specific sales charges or contingent deferred sales charges which might apply to your purchase.


EXPENSE INFORMATION
The expense tables and the example below are intended to help you understand the direct or indirect costs and expenses that you will bear as an investor in a Fund. Shareholder Transaction Expenses are charged to your account directly when you buy or sell shares. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for advisory services, distribution services and expenses relating to the maintenance of shareholder accounts, such as transfer agent, administrative and similar expenses.

-------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)
-------------------------------------------------------
                          Class A    Class B
-------------------------------------------------------
MAXIMUM SALES CHARGE
ON PURCHASES (AS % OF
OFFERING PRICE)<F1>       4.75%      0.00%
-------------------------------------------------------
MAXIMUM CONTINGENT
DEFERRED SALES CHARGE<F2> 0.00%      5.00% first year
                                     4.00% second year
                                     3.00% third year
                                     3.00% fourth year
                                     2.00% fifth year
                                     1.00% sixth year
-------------------------------------------------------
REDEMPTION FEE<F3>        None       None
-------------------------------------------------------
EXCHANGE FEE              None       None
-------------------------------------------------------
<F1> The maximum sales charge is applied only to purchases of less than $50,000.
     Larger purchases are subject to lower sales charges. Purchases of $1 million or more incur no sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if the shares are redeemed within 18 months of purchase.


<F2> The CDSC is computed as a percentage of the redemption proceeds when you redeem your shares. The maximum CDSC only applies if you sell your shares during the first year after the purchase of less than $50,000. Larger purchases of Class B shares may be subject to a reduced CDSC. See "Contingent Deferred Sales Charge" on p. 27.


<F3> A wire transfer fee (currently $15) may be imposed on a redemption when you have the proceeds wire transferred.

                               MASON STREET FUNDS
                              -------- ----------



------------------------------------
  ANNUAL FUND OPERATING EXPENSES<F1>
------------------------------------

                                         Aggressive Growth    International         Growth       Growth and Income    Index 500
---------------------------------------------------------------------------------------------------------------------------------
                                         Class A  Class B   Class A  Class B   Class A Class B   Class A  Class B Class A Class B
---------------------------------------------------------------------------------------------------------------------------------
                                        MAGAX<F2>    _     MEQAX<F2>    _     MGSAX<F2>   _     MSKAX<F2>    _   MISAX<F2>   _
---------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.75%   0.75%      0.85%   0.85%      0.75%   0.75%     0.65%   0.65%    0.30%   0.30%
---------------------------------------------------------------------------------------------------------------------------------
12B-1 DISTRIBUTION AND
SERVICE FEES<F3>                           0.35%   1.00%      0.35%   1.00%      0.35%   1.00%     0.35%   1.00%    0.35%   1.00%
---------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
(AFTER REIMBURSEMENT) <F4>                 0.20%   0.20%      0.45%   0.45%      0.20%   0.20%     0.20%   0.20%    0.20%   0.20%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES
(AFTER REIMBURSEMENT) <F4>                 1.30%   1.95%      1.65%   2.30%      1.30%   1.95%     1.20%   1.85%    0.85%   1.50%
---------------------------------------------------------------------------------------------------------------------------------


                                                            Asset Allocation   High Yield Bond    Municipal Bond    Select Bond
---------------------------------------------------------------------------------------------------------------------------------
                                                            Class A  Class B   Class A Class B   Class A  Class B Class A Class B
---------------------------------------------------------------------------------------------------------------------------------
                                                           MASSX<F2>    _     MHYAX<F2>   _     MMBAX<F2>    _   MBDAX<F2>   _
---------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT FEES                                               0.70%   0.70%      0.75%   0.75%     0.30%   0.30%    0.30%   0.30%
---------------------------------------------------------------------------------------------------------------------------------
12B-1 DISTRIBUTION AND SERVICE FEES<F3>                       0.35%   1.00%      0.35%   1.00%     0.35%   1.00%    0.35%   1.00%
---------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES (AFTER REIMBURSEMENT) <F4>                     0.30%   0.30%      0.20%   0.20%     0.20%   0.20%    0.20%   0.20%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES
(AFTER REIMBURSEMENT) <F4>                                    1.35%   2.00%      1.30%   1.95%     0.85%   1.50%    0.85%   1.50%
---------------------------------------------------------------------------------------------------------------------------------


<F1> An annual custodial fee of $15 per taxpayer identification number is charged to investors who maintain IRA accounts, which if not paid by the investor, may be charged against the assets of the account.

<F2> NASDAQ symbols. The NASDAQ symbol is only available for Class A shares of the Funds.

<F3> The 12b-1 Distribution and Service Fees include a 0.25% shareholder servicing fee with a 0.10% distribution fee on Class A shares and a 0.75% distribution fee on Class B shares. As the result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by the National Association of Securities Dealers.

<F4> NMIS and its affiliates have agreed to waive their fees and absorb certain other operating expenses until at least March 31, 1999, to the extent necessary so that Total Operating Expenses will not exceed the amount shown for each Fund. After March 31, 1999, NMIS expects the Funds' Total Operating Expenses, after reimbursement, not to exceed the amounts shown. In the absence of fee waivers, the Other Expenses for the Class A and the Class B shares of each Fund for the first year of operations would have been: Aggressive Growth Stock Fund, 0.54% and 0.54%; International Equity Fund, 0.93% and 0.93%; Growth Stock Fund, 0.53% and 0.53%; Growth and Income Stock Fund, 0.57% and 0.57%; Index 500 Stock Fund, 0.65% and 0.65%; Asset Allocation Fund, 0.62% and 0.62%; High Yield Bond Fund, 0.56% and 0.56%; Municipal Bond Fund, 0.59% and 0.59%; and Select Bond Fund, 0.64% and 0.64%, respectively, and the Total Operating Expenses of the Class A and Class B shares of the Funds would have been: Aggressive Growth Stock Fund, 1.64% and 2.29%; International Equity Fund, 2.13% and 2.78%; Growth Stock Fund, 1.63% and 2.28%; Growth and Income Stock Fund, 1.57% and 2.22%; Index 500 Stock Fund, 1.30% and 1.95%; Asset Allocation Fund, 1.67% and 2.32%; High Yield Bond Fund, 1.66% and 2.31%; Municipal Bond Fund, 1.24% and 1.89%; and Select Bond Fund, 1.29% and 1.94%, respectively.

                                                                   JUNE 30, 1998

EXPENSE EXAMPLES
An investor would have paid the following expenses at the end of the period shown on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period:



Fund                                 1 Year             3 Years             5 Years             10 Years
-------------------------------------------------------------------------------------------------------------
                               Class A   Class B   Class A   Class B   Class A   Class B   Class A   Class B
-------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH STOCK FUND     $60       $70       $87       $ 91      $115      $125      $197      $211
INTERNATIONAL EQUITY FUND        $63       $73       $97       $102      $133      $143      $234      $247
GROWTH STOCK FUND                $60       $70       $87       $ 91      $115      $125      $197      $211
GROWTH AND INCOME STOCK FUND     $59       $69       $84       $ 88      $110      $120      $186      $200
INDEX 500 STOCK FUND             $56       $65       $73       $ 77      $ 92      $102      $147      $161
ASSET ALLOCATION FUND            $61       $70       $88       $ 93      $118      $128      $202      $216
HIGH YIELD BOND FUND             $60       $70       $87       $ 91      $115      $125      $197      $211
MUNICIPAL BOND FUND              $56       $65       $73       $ 77      $ 92      $102      $147      $161
SELECT BOND FUND                 $56       $65       $73       $ 77      $ 92      $102      $147      $161


Using the same assumptions as for the first table but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses:


Fund                                 1 Year             3 Years             5 Years             10 Years
-------------------------------------------------------------------------------------------------------------
                               Class A   Class B   Class A   Class B   Class A   Class B   Class A   Class B
-------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND     $60       $20       $87      $  61      $115      $105      $197      $211
INTERNATIONAL EQUITY FUND        $63       $23       $97      $  72      $133      $123      $234      $247
GROWTH STOCK FUND                $60       $20       $87      $  61      $115      $105      $197      $211
GROWTH AND INCOME STOCK FUND     $59       $19       $84      $  58      $110      $100      $186      $200
INDEX 500 STOCK FUND             $56       $15       $73      $  47      $ 92      $ 82      $147      $161
ASSET ALLOCATION FUND            $61       $20       $88      $  63      $118      $108      $202      $216
HIGH YIELD BOND FUND             $60       $20       $87      $  61      $115      $105      $197      $211
MUNICIPAL BOND FUND              $56       $15       $73      $  47      $ 92      $ 82      $147      $161
SELECT BOND FUND                 $56       $15       $73      $  47      $ 92      $ 82      $147      $161


THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission.



                               MASON STREET FUNDS
                               ------------------


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following information on financial highlights for the twelve months ended March 31, 1998 has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. Further information about each Fund's performance is contained in the annual report to shareholders which may be obtained without charge.


                             1998<F1>              1998<F1>                1998<F1>             1998<F1>
-------------------------------------------------------------------------------------------------------------------
                          Aggressive             International                                 Growth and
                            Growth                  Equity                 Growth                Income
-------------------------------------------------------------------------------------------------------------------
                      Class A     Class B    Class A     Class B     Class A    Class B   Class A    Class B
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Period               $10.00      $10.00      $10.00     $10.00      $10.00    $10.00     $10.00     $10.00
-------------------------------------------------------------------------------------------------------------------
Net Investment
  Income (loss)     (0.12) <F2> (0.21) <F2>   0.24<F2>   0.10<F2>    0.04<F2> (0.05) <F2> 0.04<F2>  (0.03) <F2>
-------------------------------------------------------------------------------------------------------------------
Net Realized and
  Unrealized
  Gains/(Loss)          5.18        5.18        0.56       0.63        4.41      4.41       3.90       3.88
-------------------------------------------------------------------------------------------------------------------
Total from
  Investment
  Operations            5.06        4.97        0.80       0.73        4.45      4.36       3.94       3.85
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Distributions
  from Net
  Investment
  Income                0.00        0.00       (0.22)     (0.20)      (0.05)    (0.03)     (0.06)     (0.04)
-------------------------------------------------------------------------------------------------------------------
Distributions
  from
  Realized
  Gains                (0.56)      (0.54)       0.00       0.00       (0.30)    (0.30)     (1.44)     (1.44)
-------------------------------------------------------------------------------------------------------------------
Total Distri-
  butions              (0.56)      (0.54)      (0.22)     (0.20)      (0.35)    (0.33)     (1.50)     (1.48)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of
  Period               $14.50      $14.43      $10.58     $10.53      $14.10    $14.03     $12.44     $12.37
===================================================================================================================
Total Return<F3>       51.57%      50.59%      8.19%       7.49%      45.08%    44.12%     41.90%     40.96%
===================================================================================================================
RATIOS AND
  SUPPLE-
  MENTAL DATA:
Net Assets,
  End of Period     $41,640,193  $1,870,132 $29,451,833 $1,444,924  $38,224,386 $811,173 $37,800,412 $1,529,206
===================================================================================================================
Ratio of Net
  Expenses to
  Average
  Net Assets           1.30%       1.95%       1.65%       2.30%       1.30%     1.95%     1.20%       1.85%
===================================================================================================================
Ratio of Gross
  Expenses to
  Average Net
  Assets               1.64%       2.29%       2.13%       2.78%       1.63%     2.28%     1.57%       2.22%

===================================================================================================================
Ratio of Net
  Investment
  Income (Loss)
  to Average
  Net Assets          (0.96)%     (1.61)%      2.34%       1.69%       0.29%    (0.36)%    0.37%      (0.28)%
===================================================================================================================
Portfolio
  Turnover Rate        64.91%      64.91%      10.07%     10.07%      37.52%    37.52%    140.29%     140.29%
===================================================================================================================
Average
  Commission
  Rate                $0.0548     $0.0548     $0.0016     $0.0016     $0.0510   $0.0510   $0.0440     $0.0440
===================================================================================================================

<F1>  For the period of March 31, 1997 (commencement of operations) through March 31, 1998.
<F2>  Calculated based on average shares outstanding.
<F3>  Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.



                                                          JUNE 30, 1998

FINANCIAL HIGHLIGHTS (CONTINUED)
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                            1998<F1>               1998<F1>              1998<F1>               1998<F1>             1998<F1>
---------------------------------------------------------------------------------------------------------------------------------
                           Index 500           Asset Allocation       High Yield Bond        Municipal Bond        Select Bond
---------------------------------------------------------------------------------------------------------------------------------
                      Class A     Class B    Class A     Class B     Class A    Class B   Class A    Class B    Class A   Class B
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Period               $10.00      $10.00      $10.00     $10.00      $10.00    $10.00     $10.00     $10.00    $10.00  $10.00
---------------------------------------------------------------------------------------------------------------------------------
Net Investment
  Income (loss)       0.13<F2>    0.05<F2>    0.31<F2>   0.23<F2>    1.01<F2>  0.93<F2>   0.46<F2>   0.38<F2>  0.71<F2>0.66<F2>
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and
  Unrealized
  Gains/(Loss)          4.48        4.47        2.50       2.50        1.19      1.20       0.69       0.70      0.46    0.44
---------------------------------------------------------------------------------------------------------------------------------
Total from
  Investment
  Operations            4.61        4.52        2.81       2.73        2.20      2.13       1.15       1.08      1.17    1.10
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Distributions
  from Net
  Investment
  Income               (0.11)      (0.10)      (0.24)     (0.22)      (1.00)    (0.93)     (0.47)     (0.40)    (0.71)  (0.64)
---------------------------------------------------------------------------------------------------------------------------------
Distributions
  from
  Realized
  Gains                (0.07)      (0.07)      (0.25)     (0.25)      (0.41)    (0.41)     (0.13)     (0.13)    (0.48)  (0.48)
---------------------------------------------------------------------------------------------------------------------------------
Total Distri-
  butions              (0.18)      (0.17)      (0.49)     (0.47)      (1.41)    (1.34)     (0.60)     (0.53)    (1.19)  (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of
  Period               $14.43      $14.35      $12.32     $12.26      $10.79    $10.79     $10.55     $10.55    $9.98    $9.98
=================================================================================================================================
Total Return<F3>       46.35%      45.44%      28.51%     27.69%      22.95%    22.09%     11.73%     10.93%    12.11%  11.34%
=================================================================================================================================
RATIOS AND
  SUPPLE-
  MENTAL DATA:
Net Assets,
  End of Period    $43,567,584  $4,246,552 $34,564,169 $1,569,081 $32,811,316 $1,360,925 $28,172,205$472,387 $28,617,421 $643,332
=================================================================================================================================
Ratio of Net
  Expenses to
  Average
  Net Assets           0.85%       1.50%       1.35%       2.00%       1.30%     1.95%     0.85%       1.50%    0.85%    1.50%
=================================================================================================================================
Ratio of Gross
  Expenses to
  Average Net
  Assets               1.30%       1.95%       1.67%       2.32%       1.66%     2.31%     1.24%       1.89%    1.29%    1.94%

=================================================================================================================================
Ratio of Net
  Investment
  Income (Loss)
  to Average
  Net Assets           1.04%       0.39%       2.67%       2.02%       9.30%     8.65%     4.38%       3.73%    6.93%    6.28%
=================================================================================================================================
Portfolio
  Turnover Rate        2.47%       2.47%       65.67%     65.67%      178.61%   178.61%   169.37%     169.37%  362.32%  362.32%
=================================================================================================================================
Average
  Commission
  Rate                $0.0255     $0.0255     $0.0621     $0.0621        _         _         _           _        _        _
=================================================================================================================================




                               MASON STREET FUNDS
                              -------------------




PERFORMANCE
THE PERFORMANCE OF THE FUNDS IS GENERALLY MEASURED IN TERMS OF TOTAL RETURN. IN ADDITION, THE BOND FUNDS MAY MEASURE YIELD AS WELL. OUR NEWSLETTERS AND ADVERTISEMENTS MAY INCLUDE COMPARISONS OF A FUND'S PERFORMANCE TO THE PERFORMANCE OF OTHER MUTUAL FUNDS, MUTUAL FUND AVERAGES OR RECOGNIZED INDICES.

------------------
PERFORMANCE TERMS
------------------
CUMULATIVE TOTAL RETURN represents the actual return on an investment for a specified period without any deduction of a sales charge. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period, after the deduction of the maximum applicable sales charge. It is calculated by taking the cumulative total return for the stated period (less the sales charge) and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends, annualizing this number, and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same net investment income for the entire year.

DISTRIBUTION RATE is a measure of the level of income dividends and may include short-term capital gains distributed for a specific period. A distribution rate is not a complete mirror of performance, and may be higher than yield for certain periods.

TAX-EQUIVALENT YIELD For the Municipal Bond Fund, tax-equivalent yield shows the before-tax yield that an investor would have to earn to equal the Fund's tax-free yield. It is calculated by dividing the Fund's tax-free yield by the result of one minus a stated federal tax rate.

-----------------------------
MASON STREET FUND PERFORMANCE
-----------------------------
The figures set forth below reflect each Fund's total return for the twelve months ending March 31, 1998. These figures are based on the actual performance of the Funds. The Funds' investment advisor and its affiliates have voluntarily agreed to limit certain Fund expenses. Without this agreement total return figures would have been lower. Past performance is not necessarily indicative and is no guarantee of future performance of the Funds.


                                    Class A Shares      Class B Shares
                                   With      Without              Assuming
                                   Sales      Sales    Assuming      No
                                  Charge   Charge<F1> Redemption Redemption
----------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND      44.36%     51.57%    46.59%     50.59%
----------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND          3.04%      8.19%     3.49%      7.49%
----------------------------------------------------------------------------
GROWTH STOCK FUND                 38.17%     45.08%    40.12%     44.12%
----------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND      35.14%     41.90%    36.96%     40.96%
----------------------------------------------------------------------------
INDEX 500 STOCK FUND              39.38%     46.35%    41.44%     45.44%
----------------------------------------------------------------------------
ASSET ALLOCATION FUND             22.39%     28.51%    23.69%     27.69%
----------------------------------------------------------------------------
HIGH YIELD BOND FUND              17.09%     22.95%    18.09%     22.09%
----------------------------------------------------------------------------
MUNICIPAL BOND FUND                6.41%     11.73%     6.93%     10.93%
----------------------------------------------------------------------------
SELECT BOND FUND                   6.77%     12.11%     7.34%     11.34%
----------------------------------------------------------------------------
<F1> Certain persons may purchase Class A shares that are not subject to the
Class A initial sales charge and certain other persons may purchase Class A shares subject to less than the maximum initial sales charge (see "When will the Sales Charge on Class A Shares be Reduced or Waived?" on p. 26 of the Prospectus).


Further information about the performance of the Funds is contained in Mason Street Funds'(SM) annual report to shareholders, which may be obtained without charge from your Registered Representative or by writing or calling the address or phone number listed on p. 31.

                                                                   JUNE 30, 1998
----------------------------------
SERIES FUND PORTFOLIO PERFORMANCE
----------------------------------


The investment performance for certain Portfolios of Northwestern Mutual Series Fund, Inc. is shown below based upon the average annual total return for the one-, three-, five- and ten-year periods (or since inception) ending March 31, 1998, adjusted to reflect the expenses of the Funds, including sales charges where indicated. The investment policies of each of the Series Fund Portfolios are substantially similar to those of the respective Mason Street Funds(SM). THE PERFORMANCE DISCLOSED BELOW IS NOT THE PERFORMANCE OF THE FUNDS BUT RATHER OF THE CORRESPONDING SERIES FUND PORTFOLIOS. Although the five comparable Funds have substantially similar investment objectives and policies and the same portfolio managers as the corresponding Series Fund Portfolios, you should not assume that the Funds offered by this Prospectus will have the same future performance as the corresponding Portfolios. For example, any Fund's future performance may be greater or less than the performance of the corresponding Portfolio due to, among other things, differences in expenses, asset sizes and cash flows between a Fund and the corresponding Portfolio. THE PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The table below sets forth each Fund, and its corresponding Series Fund Portfolio, its inception date and asset size as of March 31, 1998:

                                        Corresponding Portfolio
Fund                                    (Inception Date and Asset Size)
---------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK                 Aggressive Growth Stock
                                        (November 30, 1990<F1>)
                                        $1,195.8 million
---------------------------------------------------------------------------
GROWTH STOCK                            Growth Stock
                                        (May 3, 1994)
                                        $304.1 million
---------------------------------------------------------------------------
GROWTH AND INCOME STOCK                 Growth and Income Stock
                                        (May 3, 1994)
                                        $455.8 million
---------------------------------------------------------------------------
HIGH YIELD BOND                         High Yield Bond
                                        (May 3, 1994)
                                        $169.6 million
---------------------------------------------------------------------------
SELECT BOND                             Select Bond
                                        (June 26, 1984)
                                        $253.5 million
---------------------------------------------------------------------------

<F1> Includes performance of predecessor fund that was merged into the Series
     Fund on May 3, 1994.

---------------------------------
SERIES FUND PORTFOLIO PERFORMANCE
---------------------------------
The following four tables show the average annualized total returns for the Series Fund Portfolios and predecessor fund for the one-, three-, five- and ten-year (or life of the Portfolio, if shorter) periods ended March 31, 1998. These figures are based on the actual gross investment performance of the Portfolios. From the gross investment performance figures, the maximum Total Fund Operating Expenses shown in the fee table on p. 6 are deducted to arrive at the net return. The first table for each Class reflects a deduction for the maximum applicable sales charge, while the second table for each Class reflects no deduction for sales charges. Performance figures will be lower when sales charges are taken into effect.


ASSUMING CLASS A SHARES TOTAL FUND OPERATING EXPENSES AND
THE MAXIMUM INITIAL SALES CHARGE APPLICABLE TO CLASS A SHARES

                                                                10 Years or
                                                                   Since
Portfolio (Inception Date)            1 Year   3 Years  5 Years  Inception
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK
  (November 30, 1990<F2>)            41.05%    22.80%   19.17%       21.06%
------------------------------------------------------------------------------
GROWTH STOCK  (May 3, 1994)          38.66%    25.91%       NA       21.99%
------------------------------------------------------------------------------
GROWTH AND INCOME STOCK
  (May 3, 1994)                      34.16%    25.16%       NA       21.50%
------------------------------------------------------------------------------
HIGH YIELD BOND  (May 3, 1994)       12.68%    14.57%       NA       13.02%
------------------------------------------------------------------------------
SELECT BOND  (June 26, 1984)          5.56%     6.71%    5.55%        8.03%
------------ ------------ ------------ ------------ ------------ ------------


ASSUMING CLASS A SHARES TOTAL FUND OPERATING EXPENSES
WITH NO INITIAL SALES CHARGE<F1>)

                                                                10 Years or
                                                                   Since
Portfolio (Inception Date)            1 Year   3 Years  5 Years  Inception
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK
  (November 30, 1990<F2>             48.09%    24.81%   20.34%       21.86%
------------------------------------------------------------------------------
GROWTH STOCK  (May 3, 1994)          45.57%    27.96%       NA       23.52%
------------------------------------------------------------------------------
GROWTH AND INCOME STOCK
  (May 3, 1994)                      40.85%    27.21%       NA       23.02%
------------------------------------------------------------------------------
HIGH YIELD BOND  (May 3, 1994)       18.30%    16.44%       NA       14.43%
------------------------------------------------------------------------------
SELECT BOND  (June 26, 1984)         10.83%     8.45%    6.58%        8.55%
------------------------------------------------------------------------------
<F1> Certain persons may purchase Class A shares that are not subject to the
     Class A initial sales charge and certain other persons may purchase Class A shares subject to less than the maximum initial sales charge (see "When will the Sales Charge on Class A Shares be Reduced or Waived?" on p. 26).

<F2> Includes performance of predecessor fund that was merged into the Series
     Fund on May 3, 1994.

                                                                   JUNE 30, 1998
---------------------------------
SERIES FUND PORTFOLIO PERFORMANCE
---------------------------------

ASSUMING CLASS B SHARES TOTAL FUND OPERATING EXPENSES
AND REDEMPTION AT THE END OF THE APPLICABLE TIME PERIOD

                                                                 10 Years or
                                                                    Since
Portfolio (Inception Date)            1 Year   3 Years  5 Years   Inception
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK
  (November 30, 1990<F1>)             42.14%   23.36%    19.36%     21.08%
------------------------------------------------------------------------------
GROWTH STOCK  (May 3, 1994)           39.61%   26.54%        NA     22.30%
------------------------------------------------------------------------------
GROWTH AND INCOME STOCK
  (May 3, 1994)                       35.04%   25.81%        NA     21.82%
------------------------------------------------------------------------------
HIGH YIELD BOND  (May 3, 1994)        12.58%   14.93%        NA     13.17%
------------------------------------------------------------------------------
SELECT BOND  (June 26, 1984)           5.08%    6.88%     5.56%      7.85%
------------------------------------------------------------------------------


ASSUMING CLASS B SHARES TOTAL FUND OPERATING EXPENSES
AND NO REDEMPTION AT THE END OF THE APPLICABLE TIME PERIOD

                                                                10 Years or
                                                                   Since
Portfolio (Inception Date)            1 Year   3 Years  5 Years  Inception
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK
  (November 30, 1990<F1>)             43.14%   24.01%    19.45%     21.08%
------------------------------------------------------------------------------
GROWTH STOCK  (May 3, 1994)           40.61%   27.16%        NA     22.73%
------------------------------------------------------------------------------
GROWTH AND INCOME STOCK
  (May 3, 1994)                       36.04%   26.44%        NA     22.25%
------------------------------------------------------------------------------
HIGH YIELD BOND  (May 3, 1994)        13.58%   15.69%        NA     13.70%
------------------------------------------------------------------------------
SELECT BOND  (June 26, 1984)           6.08%    7.75%     5.72%      7.85%
------------------------------------------------------------------------------
<F1> Includes performance of predecessor fund that was merged into the Series
Fund on May 3, 1994.


                               MASON STREET FUNDS
                              -------------------

THE FUNDS IN DETAIL


THIS SECTION TAKES A CLOSER LOOK AT THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES AND THE SECURITIES THAT MAY BE PURCHASED. PLEASE REVIEW THE "OTHER FUND POLICIES AND ASSOCIATED RISKS" SECTION ON P. 19 FOR MORE DETAILED INFORMATION ABOUT RISKS ASSOCIATED WITH EACH INVESTMENT. AS WITH ANY MUTUAL FUND, THERE IS NO ASSURANCE THAT A FUND WILL ACHIEVE ITS OBJECTIVE.


The investment objective of each Fund is "fundamental" and may not be changed without a shareholder vote. All other policies, unless noted as "fundamental," may be changed by Mason Street Funds'(SM) Board of Directors without a vote of the shareholders. This allows for flexibility in the management of the Funds, for example, to permit investments in new types of instruments. You will be notified of any changes that are material.

The investment horizon is the amount of time you should plan to hold your investment in a Fund to increase the likelihood of achieving the Fund's objective. Descriptions of ratings are provided in Appendix B.

---------------------
STOCK FUNDS CATEGORY
---------------------
STOCK FUNDS PROFILE
INVESTMENT OBJECTIVE:
-------------------------------------------------------
 Aggressive Growth Stock Fund
 International Equity Fund       -    Growth of Capital
 Growth Stock Fund
-------------------------------------------------------
 Growth and Income Stock Fund    -    Growth of Capital
                                      and Income

-------------------------------------------------------
                                      Approximate the
 Index 500 Stock Fund            -    S&P 500R Index
                                      Performance
-------------------------------------------------------
PRIMARY HOLDINGS:  Common Stocks
SHAREHOLDER'S INVESTMENT HORIZON:  Long Term

-----------------------------------------------------------------------------
     WHO MAY WANT TO INVEST: These Funds may be appropriate for investors who are willing to tolerate stock market fluctuations in return for potentially high long-term returns. These Funds are designed for those looking for long-term growth potential.

     The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investments in foreign securities may involve additional risks not present when investing in comparable domestic securities.
-----------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND
The investment objective of the Aggressive Growth Stock Fund is long-term growth of capital. The Fund will seek to achieve this objective primarily by investing in the common stocks of companies that the advisor believes can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period. These companies, for the most part, are smaller and newer companies whose stock may experience substantial price volatility. Under normal circumstances, the Fund will invest at least 80% of its assets in stocks.

INTERNATIONAL EQUITY FUND
The investment objective of the International Equity Fund is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in stocks of companies outside the U.S. The Fund will invest at least 65% of its assets in stocks of issuers in a minimum of three countries outside the U.S. Although the Fund generally invests in common stocks, it may also invest in preferred stocks and certain debt securities such as convertible bonds.


The International Equity Fund has an unlimited right to purchase securities in any foreign country, developed or developing. You should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, particularly those in developing countries, which are in addition to the usual risks inherent in domestic securities. See "Foreign Securities," p. 19.

                                                                   JUNE 30, 1998

GROWTH STOCK FUND
The investment objective of the Growth Stock Fund is long-term growth of capital; current income is secondary. The Fund will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential. Under normal circumstances, the Fund will invest at least 65% of its assets in stocks.

The Growth Stock Fund invests primarily in common stocks of well-established companies, with emphasis placed on high- quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis.

The market capitalization of companies the Fund may invest in is not limited by size, but the Fund will generally invest in medium- and large-sized companies.

GROWTH AND INCOME STOCK FUND
The investment objective of the Growth and Income Stock Fund is long-term growth of capital and income. The Fund seeks to achieve these objectives consistent with reasonable investment risk. Ordinarily, the Fund pursues its investment objectives by investing primarily in dividend-paying common stocks. The Fund may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock. Under normal circumstances, the Fund will invest at least 65% of its assets in stocks.

The Fund is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the medium- and large-sized companies. In managing the Fund, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the manager of the Fund will normally strive for gross income for the Fund at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500R Index, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.
The Fund attempts to reduce risk by investing in many different economic sectors, industries and companies. The manager of the Fund may under-weight or over-weight selected economic sectors against the sector weightings of the S&P 500R Index to seek to enhance the Fund's total return or reduce fluctuations in market value relative to the S&P 500R Index. In selecting securities, the manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

During normal market conditions, the Fund will be as fully invested as practicable in equity securities.

INDEX 500 STOCK FUND
The investment objective of the Index 500 Stock Fund is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500R Index"). The Fund will attempt to meet this objective by investing in stocks included in the S&P 500R Index in proportion to their weighting in the index.


The S&P 500R Index<F1> is composed of 500 common stocks representing approximately two-thirds of the total market value of all publicly-traded common stocks in the United States.

The Index 500 Stock Fund will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Fund's objective. The Fund will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500R Index. The Fund will not buy stocks that are not in the S&P 500R Index and will seek to sell such stocks in an orderly manner in the event of changes in the Index or spin-offs.

The Index 500 Stock Fund's ability to match the performance of the S&P 500R Index will be affected to some extent by the size and timing of cash flows into and out of the Fund. The Fund will be managed with a view to reducing such effects.

<F1> Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500"
     are trademarks of The McGraw-Hill Company, Inc. and have been licensed for use by Northwestern Mutual Life and Mason Street Funds(SM). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

OTHER INVESTMENTS
In addition to investments in equity securities, the Stock Funds may from time to time invest in investment-grade debt securities, certificates of deposit, bank time deposits in the currency of any nation, banker's acceptances, corporate debt obligations, commercial paper, short-term U.S. Treasury obligations, or temporarily hold assets in cash. Stock Funds other than the Index 500 Stock Fund may invest all or a larger portion of their assets in these investments for temporary defensive purposes. The Stock Funds may also invest in options contracts, stock index futures contracts, including indexes on specific industries, foreign currency futures and forward contracts and repurchase agreements. See "Financial Futures Contracts," p. 20. Although the Funds generally invest in common stocks, they may also invest in preferred stocks and securities convertible into common stock, including debt securities with conversion privileges or warrants.

                               MASON STREET FUNDS
                               -------------------
The Funds may also invest in American Depositary Receipts (ADRs). The Aggressive Growth Stock and Growth Stock Funds have the authority to invest up to 25% of their assets in ordinary shares of foreign securities. These Funds will normally not invest in ordinary shares of foreign securities, but may do so from time to time. See "Foreign Securities," p. 19. The Funds may enter into firm commitment agreements and purchase securities on a "when-issued" basis.

The International Equity Fund may purchase and sell financial futures contracts, stock index futures contracts and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the portfolio's total assets. See "Financial Futures Contracts," p. 20.


DIVERSIFICATION
The aim of each Fund is to seek to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups and companies, while emphasizing high-quality investments.

--------------------------
MULTI-ASSET FUND CATEGORY
--------------------------
ASSET ALLOCATION FUND PROFILE
INVESTMENT OBJECTIVE:  Total Return

PRIMARY HOLDINGS:  Common Stocks and
Fixed Income Securities

SHAREHOLDER'S INVESTMENT HORIZON:  Long Term

--------------------------------------------------------------------------------
     WHO MAY WANT TO INVEST: This Fund may be appropriate for investors who seek a combination of growth of capital and income, and are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Asset Allocation Fund is designed for investors who want their investments actively managed among the major asset classes in pursuit of potentially high total return. It is not designed for an investor who wishes to have a consistent level of income.


     The value of the Fund's investments and income will vary from day to day, and generally reflect market conditions, interest rates, and other company, political or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater appreciation potential than other types of securities. The prices of fixed income securities generally move in the opposite direction from interest rates. Investments in foreign securities may involve additional risks not present when investing in comparable domestic securities.

------------------------------------------------------------------------------

ASSET ALLOCATION FUND
The investment objective of the Asset Allocation Fund is as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund seeks to achieve its objective through a flexible policy of allocating assets among common stocks, bonds and cash.

Under normal market conditions, the Fund's net assets will be allocated according to a benchmark of 50-70% stocks, 25-35% bonds and 0-15% cash. NMIS intends to actively manage the Fund's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, NMIS may reallocate the Fund's net assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, NMIS may under-allocate or over-allocate the Fund's net assets in a particular category.

Not more than 75% of the Fund's net assets may be invested in either the stock sector or the bond sector. Up to 100% of the Fund's net assets may be invested in money market instruments. No minimum percentage has been established for any of the sectors.


The stock portion of the portfolio may be invested in any of the types of securities eligible for the Stock Funds, including foreign securities. To take advantage of investment opportunities around the world, the Fund will normally invest 20-25% of its stock investments in foreign stocks (including both direct investments and depositary receipts) but will not invest more than 50% of its equity investments in foreign equities. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. See "Foreign Securities," p. 19.

The bond portion of the portfolio may be invested in any of the types of securities eligible for the Select Bond Fund or the High Yield Bond Fund. The Fund may purchase securities on a "when-issued" or forward commitment basis. Bonds purchased by the Fund will be primarily investment-grade debt obligations, although the Fund may invest up to 10% of its total assets in noninvestment-grade debt obligations.

The cash portion of the Fund may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit and time deposits. The Fund may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

                                                                   JUNE 30, 1998
Within the asset-allocation categories described above, NMIS will allocate the Fund's investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, NMIS will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors.

The Fund may invest in or write option contracts, stock index futures contracts, including indexes on specific industries, interest rate futures contracts, foreign currency futures and forward contracts, repurchase agreements and warrants. See "Financial Futures Contracts," p. 20.


--------------------
BOND FUNDS CATEGORY
--------------------
BOND FUNDS PROFILE
INVESTMENT OBJECTIVE:

------------------------------------------------------
 High Yield Bond Fund -    High Current Income
                           and Capital Appreciation

------------------------------------------------------
 Municipal Bond Fund  -    High Level of Current
                           Income Exempt from
                           Federal Income Taxes
                           and Preservation of Capital
------------------------------------------------------
                           High Income and
 Select Bond Fund     -    Capital Appreciation
                           Consistent with
                           Preservation of Capital
------------------------------------------------------

PRIMARY HOLDINGS:
------------------------------------------------------
                           Corporate Bonds -
 High Yield Bond Fund -    Noninvestment-Grade
------------------------------------------------------
 Municipal Bond Fund  -    Municipal Securities

------------------------------------------------------
 Select Bond Fund     -    Corporate Bonds -
                           Investment-Grade
------------------------------------------------------

SHAREHOLDER'S INVESTMENT HORIZON:
Intermediate to Long Term

--------------------------------------------------------------------------------

     WHO MAY WANT TO INVEST: The Funds are designed for investors who primarily seek current income.

     THE HIGH YIELD BOND FUND is designed for investors who are willing to accept higher levels of credit and market risks in return for potentially higher return. Because of these risks, this Fund is not appropriate for short-term investment purposes.

     THE MUNICIPAL BOND FUND is designed for investors who want income that is exempt from regular federal income tax and are willing to accept higher interest rate risk and moderate credit risks.

     THE SELECT BOND FUND is designed for investors who want moderate levels of interest rate and credit risks while seeking high current income.
     A fundamental risk associated with any fund investing in fixed income securities is that fixed income securities tend to decline in value when interest rates rise. This effect is generally greater for longer-term bonds, but they generally offer higher yields to compensate for these risks. In addition, securities that permit prepayment have the risk that they will be paid during periods when interest rates are falling, which generally results in the proceeds being invested at a lower rate of return.

------------------------------------------------------------------------------

HIGH YIELD BOND FUND
The investment objective of the High Yield Bond Fund is high current income and capital appreciation. The High Yield Bond Fund seeks to achieve its objective by investing primarily in a diversified selection of fixed income securities rated below investment-grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor'sR. The Fund may also invest in nonrated securities. These securities are considered speculative and are sometimes known as "junk bonds." Under normal circumstances, the Fund will invest at least 65% of its assets in high yield bonds.

The primary investment strategy of the High Yield Bond Fund is to invest in industries or individual companies that have stable or improving fundamental financial characteristics. The success of this strategy depends on the manager's analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high-quality bonds. In selecting securities, the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return. The manager of the Fund seeks to reduce the volatility of these securities through careful evaluation of credit and market risk and diversification of the Fund's investments.

                               MASON STREET FUNDS
                              -------------------

The value of the securities held by the Fund will be directly affected by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower-rated securities are more likely to react to developments affecting credit and market risk than are more highly rated securities. In addition, the secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities.

In addition to notes and bonds, the Fund may invest in preferred stocks and convertible securities, including warrants or other equity securities issued as part of a fixed income offering. The Fund may purchase put and call options, on individual securities as well as indexes, and may write covered call and secured put options. The Fund may also invest up to 10% of its assets in other equity securities, rights, warrants, options and other derivatives. The Fund may also invest in restricted securities (securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public). The Fund may invest available temporary cash in short-term obligations. The Fund may invest more substantially in such short-term obligations or in investment-grade securities rated by Moody's or Standard & Poor'sR, without limit, when market conditions warrant a more defensive investment posture.


The High Yield Bond Fund may invest in foreign securities consistent with its investment objective. Such investments may be in U.S. currency denominated debt issues or in debt securities in the currency of other nations. The Fund may, but will not necessarily, attempt to hedge its exposures by engaging in transactions in foreign currency futures contracts. For a discussion of the risks involved in these contracts see "Financial Futures Contracts," p. 20.


MUNICIPAL BOND FUND
The investment objective of the Municipal Bond Fund is a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Fund invests primarily in a diversified portfolio of investment-grade municipal obligations.

Municipal obligations are debt obligations issued by states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.


Normally the Fund will invest at least 80% of the value of its net assets in municipal obligations, exempt from federal taxes. However, taxable debt securities are also permitted for investment. Taxable debt may exceed 20% at times for temporary defensive purposes, with no maximum percentage. At least 80% of the value of the Fund's net assets will be invested in (1) securities rated in the top four categories by a nationally recognized statistical rating organization (NRSRO), such as Moody's or Standard & Poor'sR Ratings Group ("S&PR"), or (2) commercial paper rated in the top two categories by a NRSRO, or
(3) cash or cash equivalents. Up to 20% of the value of the Fund's net assets may be invested in lower-rated securities (below investment-grade). See "High Yield/High Risk Securities," p. 20. The Fund also may invest in securities which, while not rated, are determined by the advisor to be of comparable quality to those rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities shall be deemed to have the ratings so determined.


While the Fund has no security maturity restrictions, its average maturity will normally be ten years or longer.

The Fund may invest up to 30% of the value of its net assets in alternative minimum tax (AMT) bonds. AMT bonds are tax-exempt "private activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

The Fund may engage in various investment techniques, such as lending portfolio securities and options and futures transactions. Use of certain of these techniques may give rise to taxable income. See "Investment Policies" in the Statement of Additional Information.

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.

Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax-exemption. One effect of these provisions could be to increase the cost of the municipal obligations available for purchase by the Fund and thus reduce available yield. Proposals that may restrict or eliminate the income tax exemption for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would re-evaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such securities as a permissible taxable investment within the applicable limits set forth herein.


Federal income tax law requires the holders of a zero coupon security or of certain pay-in kind bonds to accrue income with respect to these securities prior to the receipt of cash payments.

                                                                   JUNE 30, 1998

To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The Fund may invest, to a limited extent, in options and futures. See "Financial Futures Contracts," p. 20 and "Options," p. 21.


The Fund may also invest in repurchase agreements, reverse repurchase agreements or may purchase securities on a "when-issued" or forward commitment basis.
The Fund may invest in municipal lease obligations. Such obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. Such obligations are secured by the leased property.

The Fund may also invest in any of the securities in which the Select Bond Fund may invest, including, but not limited to, preferred stock, mortgage-backed and asset-backed fixed income securities and obligations of or guaranteed by the U.S. government or its agencies.

SELECT BOND FUND
The investment objective of the Select Bond Fund is as high a level of income and capital appreciation as is consistent with preservation of shareholders' capital.


The Select Bond Fund's assets will be invested primarily in the following types of securities: investment-grade corporate debt securities rated by Moody's or Standard & Poor's(R); obligations of or guaranteed by the U.S. government or its agencies; up to 10% in high-grade obligations (payable in U.S. dollars) of or guaranteed by the government of Canada or of a province of Canada or any instrumentality or political subdivision thereof rated by Moody's or Standard & Poor's(R); and high-quality debt securities issued or guaranteed by a national or state bank or bank holding company.


At least 70% of the Select Bond Fund's total assets will normally be invested in bonds and debentures which have maturities of at least one year. However, during periods of particular volatility or when an unusual decline in the value of long-term obligations is anticipated, for temporary defensive purposes the Fund may place all or a larger portion of its assets in cash and short-term obligations, which may include: certificates of deposit of banks or bank holding companies; high-quality commercial paper rated by Moody's or Standard & Poor'sR; and cash or cash equivalents. In addition, the Fund may invest in unrated privately placed corporate debt securities that in the judgment of Mason Street Funds'SM Board of Directors, are of comparable quality to debt securities rated investment-grade or better by Moody's or Standard & Poor'sR; preferred stocks, convertible securities; and securities carrying warrants to purchase equity securities. The Fund may also invest in restricted securities (securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public).
The Select Bond Fund will not invest in common stocks directly, but may retain up to 10% of its total assets in common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

The Select Bond Fund invests in obligations of a number of U.S. government agencies. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported only by the credit of an agency. No assurance can be given that the U.S. government would provide financial support to any agency if it is not obligated to do so by law. The Select Bond Fund will invest in the securities of a particular agency only when the investment advisor is satisfied that the credit risk with respect to such agency is minimal.

The Select Bond Fund may invest up to 15% of its total net assets in high yield/high risk bonds and up to 15% of its total net assets in foreign securities, consistent with its investment objective. See "Foreign Securities," below and "High Yield/ High Risk Securities," p. 20. The Fund may also invest in mortgage-backed and asset-backed fixed income securities.

The Select Bond Fund may also invest in interest rate futures contracts and repurchase agreements. See "Financial Futures Contracts," p. 20.

The Select Bond Fund may purchase or sell securities on a "when-issued" or forward commitment basis.

-----------------------------------------
OTHER FUND POLICIES AND ASSOCIATED RISKS
-----------------------------------------
FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.
Some securities of foreign companies and governments may be traded in the U.S., such as ADRs, but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

CURRENCY RISK For securities that are based in value on foreign currencies (including ADRs), the Fund in essence must buy the local currency in order to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to the Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even though the security has not decreased in value in its home country.

                               MASON STREET FUNDS
                              -------------------

POLITICAL AND ECONOMIC RISK Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

REGULATORY RISK In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

MARKET RISKS Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

TRANSACTION COSTS Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

PARTICULAR RISKS FOR DEVELOPING COUNTRIES In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

HIGH YIELD/HIGH RISK SECURITIES
These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed income securities usually present greater risk of loss of income and principal than higher-rated securities.

For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed income securities market. The yield and price of medium- to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, Mason Street FundsSM could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by Mason Street Funds'SM Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Directors' judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

FINANCIAL FUTURES CONTRACTS
Each of the Funds (except the Bond Funds) may enter into stock index futures contracts, including indexes on specific securities, as a hedge against changes in the market values of common stocks. The Bond Funds, the Asset Allocation Fund and the International Equity Fund may enter into interest rates futures contracts as a hedge against changes in prevailing levels of interest rates. In both cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Funds. The Funds' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates.
A Fund will not enter into a futures contract if, as a result thereof, the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Fund's total assets. More than 5% of the Fund's total assets may be committed to the aggregate of initial and variation margin payments however. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Fund with the Fund's custodian.

                                                                   JUNE 30, 1998

Financial futures prices are volatile and difficult to forecast and the correlation between changes in prices of futures contracts and the securities being hedged can only be approximate. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. A relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A description of financial futures contracts is included in the Statement of Additional Information.

OPTIONS
Each of the Funds may purchase put or call options or write covered put or call options with respect to certain securities, indices or foreign currencies. A description of put and call options and covered put and call options is included in the Statement of Additional Information.

EURODOLLAR CERTIFICATES OF DEPOSIT
The Growth Stock, Growth and Income Stock, Asset Allocation, High Yield Bond and Municipal Bond Funds may purchase Eurodollar Certificates of Deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets as well as the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Fund were to invoke legal processes, it might encounter greater difficulties abroad than in the U.S.

REPURCHASE AGREEMENTS
AND WARRANTS
Certain securities of each Fund may be subject to repurchase agreements. Each of the Funds (except the Select Bond Fund) may also invest in warrants. A description of repurchase agreements and warrants is included in the Statement of Additional Information.

------------------------
INVESTMENT RESTRICTIONS
------------------------
The significant investment restrictions common to all the Funds are described below. The investment restrictions of a Fund may be changed only with the approval of the majority of the Fund's shares outstanding. These investment restrictions provide that each Fund will not:

1. Acquire more than 25% of any class of equity securities of any one issuer.
2. With respect to at least 75% of the value of the total assets of the Fund, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. government or its agencies), or invest in more than 10% of the outstanding voting securities of any one issuer.

3. Purchase the securities of any other investment company in amounts exceeding 10% of the total assets of the Fund, except in connection with mergers, consolidations or acquisitions of assets.

4. Invest more than 15% of the value of the net assets of the Fund in securities which are restricted as to disposition under federal securities laws and in other illiquid assets.

5. Invest 25% or more of the value of the total assets of the Fund in securities of issuers in any one industry except for obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Make loans aggregating more than 10% of the total assets of the Fund at any one time, provided that none of the following is to be considered a loan:
   (1) the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities; (2) the purchase of short-term debt securities; (3) lending portfolio securities; or (4) repurchase agreements.

Additional investment restrictions are included in the Statement of Additional Information.

                               MASON STREET FUNDS
                               -------------------

MANAGEMENT OF THE FUNDS

DIRECTORS
The Board of Directors of Mason Street Funds(SM) is responsible for setting and overseeing the investment objectives and policies of each Fund, but delegates daily management of the Funds to the investment advisor, the subadvisors where applicable and the officers of Mason Street Funds(SM).


INVESTMENT ADVISORS
ALL FUNDS
The Funds' investment advisor is NMIS, a wholly-owned subsidiary of Northwestern Mutual Life. The address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS or its predecessor has served as investment advisor to each of the mutual funds sponsored by Northwestern Mutual Life, including Northwestern Mutual Series Fund, Inc., subject to the supervision and control of the Boards of Directors of the funds, since their incorporation. NMIS provides investment advice and recommendations regarding the purchase and sale of securities for the Funds. Northwestern Mutual Life and its wholly-owned subsidiary, Northwestern Investment Management Company, employ a full staff of investment personnel. Northwestern Investment Management Company was formed in 1997. The personnel and related facilities of Northwestern Mutual Life and its subsidiary are utilized by NMIS in performing its investment advisory functions. For the Funds identified below, NMIS has retained a subadvisor to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general control of the advisor and the Board of Directors of Mason Street Funds(SM).


GROWTH AND INCOME STOCK FUND
J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a Delaware corporation with principal offices at 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan & Co., is the subadvisor for the Growth and Income Fund.

INTERNATIONAL EQUITY FUND
Templeton Investment Counsel, Inc. ("Templeton"), a Florida corporation with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the subadvisor for the International Equity Fund.

--------------
FUND MANAGERS
--------------

MARK G. DOLL, Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, and Senior Vice President of Northwestern Mutual Life, joined Northwestern Mutual Life in 1972 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee. He is a Chartered Financial Analyst. Mr. Doll is responsible for supervision of investment management for all of the Funds. He is also responsible for the publicly traded investments of Northwestern Mutual Life, and for investment management of the Balanced Portfolio of the Series Fund.

PATRICIA L. VAN KAMPEN, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual Life in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual Life, and for investment management of the equity portion of the Balanced Portfolio of the Series Fund.

WILLIAM R. WALKER, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual Life in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company and Armco Insurance. Mr. Walker is a Chartered Financial Analyst and holds a B.S. degree from Marquette University and an M.B.A. from Miami of Ohio. He has primary responsibility for the management of the Aggressive Growth Stock Fund. He also has primary responsibility for the Aggressive Growth Stock Portfolio of the Series Fund, as well as the small company portfolio of Northwestern Mutual Life.

JULIE M. VAN CLEAVE, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual Life in 1984 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Madison. Ms. Van Cleave is a Chartered Financial Analyst and has primary responsibility for the Growth Stock Fund. She also has primary responsibility for the Growth Stock Portfolio of the Series Fund and the large company portfolio of Northwestern Mutual Life.

TIMOTHY S. COLLINS, Director of Northwestern Investment Management Company, joined Northwestern Mutual Life in 1986, and manages the High Yield Bond Fund. He is also responsible for the High Yield Bond Portfolio of the Series Fund. He received a B.A. degree from St. Norbert College and an M.B.A. from the University of Wisconsin-Madison. Mr. Collins is a Chartered Financial Analyst. He also manages high yield fixed income securities of Northwestern Mutual Life.

                                                                   JUNE 30, 1998

VARUN MEHTA, Director of Northwestern Investment Management Company, manages the Select Bond Fund and the fixed income securities in the Asset Allocation Fund. He joined Northwestern Mutual Life in March, 1997. From 1993 through March, 1997, Mr. Mehta was with Ameritech Investment Management Department serving as Portfolio Manager - Fixed Income and, previously, as Portfolio Research Manager
- Fixed Income. Mr. Mehta has his undergraduate degree from the University of Bombay. He received a Masters degree in Business Management from the Indian Institute of Management and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Mehta is a Chartered Financial Analyst. He also has primary investment responsibility for the Select Bond Portfolio of the Series Fund, the fixed income securities of the Balanced Portfolio of the Series Fund and various fixed income portfolios of Northwestern Mutual Life.

RONALD C. ALBERTS, Director of Northwestern Investment Management Company, joined Northwestern Mutual Life in 1984. He received a B.A. degree from Carroll College and an M.B.A. degree from Marquette University, and is a Chartered Financial Analyst. Mr. Alberts is responsible for the Municipal Bond Fund as well as management of other client accounts.
IGNATIUS L. SMETEK, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual Life in 1986. He holds a B.A. degree from the University of Wisconsin - Milwaukee and an M.S.B.A. from the University of Wisconsin - Madison, and is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Smetek coordinates the team that is responsible for management of the Asset Allocation Fund. He also manages the pension fund portfolio of Northwestern Mutual Life.

HENRY D. CAVANNA, Managing Director of J.P. Morgan Investment Management Inc., joined J.P. Morgan in 1971. Mr. Cavanna is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania. Mr. Cavanna has primary responsibility for the Growth and Income Stock Fund. He also has primary responsibility for the Growth and Income Stock Portfolio of the Series Fund.

MICHAEL J. KELLY, Vice President of J.P. Morgan Investment Management Inc., joined J.P. Morgan in 1985. Mr. Kelly is an institutional portfolio manager with responsibility for several employee benefit, foundation and endowment clients of J.P.Morgan. Mr. Kelly has an undergraduate degree from Gettysburg College and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Kelly is a Chartered Financial Analyst. Mr. Kelly shares responsibility for the Growth and Income Stock Fund, as well as the Growth and Income Stock Portfolio of the Series Fund, with Mr. Cavanna.

GARY R. CLEMONS, Senior Vice President, Portfolio Management/Research of Templeton Investment Counsel, Inc., manages the International Equity Fund. Mr. Clemons joined Templeton Investment Counsel in 1993. Prior to joining Templeton Investment Counsel, Mr. Clemons worked as a portfolio manager/research analyst for Templeton Quantitative Advisors in New York, a subsidiary of Templeton International. Mr. Clemons holds an M.B.A. with emphasis in finance from the University of Wisconsin-Madison and a B.S. degree from the University of Nevada-Reno. He also has primary responsibility for the International Equity Portfolio of the Series Fund.


INVESTMENT ADVISORY FEES
Each Fund pays NMIS an annual fee, payable in monthly installments, for investment advisory services. The investment advisory agreement describes the services to be provided and the fee to be paid, which is at an annual rate based on the average daily net assets of the Fund according to the following schedule:

Fund                            Fee
-------------------------------------
AGGRESSIVE GROWTH STOCK        0.75%
-------------------------------------
INTERNATIONAL EQUITY           0.85%
-------------------------------------
GROWTH STOCK                   0.75%
-------------------------------------
GROWTH AND INCOME STOCK        0.65%
-------------------------------------
INDEX 500 STOCK                0.30%
-------------------------------------
ASSET ALLOCATION               0.70%
-------------------------------------
HIGH YIELD BOND                0.75%
-------------------------------------
MUNICIPAL BOND                 0.30%
-------------------------------------
SELECT BOND                    0.30%
-------------------------------------


Of the amounts received from the Fund, NMIS pays the subadvisor for the Growth and Income Stock Fund at the annual rate of 0.45% on the first $100 million of assets, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on assets over $400 million. For the International Equity Fund, NMIS pays the subadvisor at the annual rate of 0.50% of assets, reduced to 0.40% on assets over $100 million. The breakpoints for the fees paid to the subadvisors are based on the aggregate assets of the respective Fund and the corresponding Portfolio of the Series Fund.

NMIS and its affiliates have agreed to waive their fees or reimburse each Fund for expenses if the Total Operating Expenses of the Fund exceed the Total Operating Expenses set forth in the table on p. 6 in the fiscal year ended March 31, 1999.


                               MASON STREET FUNDS
                              -------------------

OTHER SERVICE PROVIDERS
The following parties provide the Funds with administrative and other services:

TRANSFER AGENT
National Financial Data Services ("NFDS")
P.O. Box 419419
Kansas City, Missouri 64141-6419

CUSTODIAN
For the domestic assets of the Growth and Income Stock Fund, High Yield Bond Fund and Municipal Bond Fund:
Bankers Trust Company
16 Wall Street
New York, New York 10015

For the domestic assets of the Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund and Select Bond Fund:
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081

For the International Equity Fund and any foreign assets of the other Funds:
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

ADMINISTRATOR
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

International Equity Fund fund accounting:
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

DISTRIBUTOR
Robert W. Baird & Co. Incorporated ("Baird")
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Distributor is controlled by Northwestern Mutual Life and, therefore, an affiliate of NMIS.

--------------
FUND EXPENSES
--------------

In addition to the investment advisory fee, each Fund pays fees to certain other service providers, such as the transfer agent, custodian and administrator. Each Fund also bears certain expenses, such as brokerage and other transaction costs, outside professional and auditing fees, registration fees, association fees, trademark fees, organizational costs, insurance premiums, printing and mailing costs of sending reports and other information to existing shareholders, the fees and expenses of the Directors who are not officers or employees of an affiliated company of the advisor and any interest, taxes and extraordinary expenses incurred by the Funds. In addition, each Fund pays the Distributor certain fees for shareholder servicing and distribution expenses, which vary based on the Class of shares. See "Distribution and Service Fees," p. 27.


--------------------
ADMINISTRATIVE FEES
--------------------
Each Fund pays Northwestern Mutual Life a monthly fee at an annual rate of 0.10% plus costs of pricing securities; for administrative services, which include recordkeeping, preparation of reports and filing tax returns; and for fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual Life waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

PORTFOLIO TRANSACTIONS
In executing portfolio transactions, the investment advisor or subadvisor will attempt to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved and the firm's risk in positioning a block of securities. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of a Fund, the investment advisor or subadvisor may pay higher commission rates than the lowest available when the investment advisor or subadvisor believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The advisor and subadvisors are authorized to place orders with the Distributor, subject to all applicable legal requirements, when they believe that the combination of price and execution are comparable to that of other broker-dealers.


The frequency of portfolio transactions, a Fund's turnover rate, will vary from year to year depending on market conditions. Higher portfolio turnover may result in additional brokerage costs and may result in increased taxable capital gains for shareholders. See "Taxes," p. 32.

                                                                   JUNE 30, 1998

BUYING AND SELLING FUND SHARES
INVESTMENT MINIMUMS
Shares of the Funds are available through Registered Representatives of Baird including Northwestern Mutual Life agents and Baird Investment Officers or, in certain cases, from the Fund itself. The following table illustrates the minimum investment requirements for the initial and subsequent investments in each of the Funds, which may be changed at any time at the sole discretion of the Fund.

                      Investment Minimums
-------------------------------------------
                      Initial   Subsequent
Type of Account     Investment  Investment
-------------------------------------------
REGULAR ACCOUNT       $1,000       $100
-------------------------------------------
INDIVIDUAL IRAS
(REGULAR OR SPOUSAL)    $500       $100
-------------------------------------------
OTHER TAX QUALIFIED
RETIREMENT PLANS         $50        $50
-------------------------------------------
AUTOMATIC
INVESTMENT PLANS         $50        $50
-------------------------------------------

FLEXIBLE SALES CHARGE OPTIONS

WHICH OPTION IS RIGHT FOR YOU?
Each Fund offers its shares in two Classes to allow you to choose the method of purchasing shares that is most beneficial to you in light of such factors as the amount of your investment, your holdings of Fund shares, how long you expect to hold your investment and other such circumstances.

Class A shares are available for investors choosing an initial sales charge and Class B shares are for investors who prefer a deferred sales charge. The two Classes of shares each represent interests in the same Fund, have the same rights and, except with respect to differences in sales charge and distribution charges, are identical in all respects. Class A and Class B shares each bear expenses of shareholder servicing fees and distribution fees as well as any expenses (which may include incremental transfer agency costs) resulting from such arrangements, and have exclusive voting rights with respect to their particular distribution plan. The two Classes have different exchange privileges, as described below.

The net income attributable to Class A or Class B shares and the dividends payable thereon will be reduced by the amount of the shareholder servicing and distribution fees attributable to such shares and incremental expenses associated with such Class. Sales personnel will receive equal compensation for selling Class A and Class B shares.

---------------
CLASS A SHARES
---------------
INITIAL SALES CHARGE
The following table sets forth the initial sales charge that applies to purchases of Class A shares of the Funds:

                                        Sales Charge as a
                                          Percentage of
--------------------------------------------------------------------------
                                      Offering   Net Amount     Dealer
Amount of Purchase                      Price     Invested   Allowance<F1>
--------------------------------------------------------------------------
Less than $50,000                       4.75%      4.99%         4.00%
--------------------------------------------------------------------------
$50,000 but less than $100,000          3.75%      3.90%         3.00%
--------------------------------------------------------------------------
$100,000 but less than $250,000         2.75%      2.83%         2.00%
--------------------------------------------------------------------------
$250,000 but less than $500,000         2.00%      2.04%         1.50%
--------------------------------------------------------------------------
$500,000 but less than $1,000,000       1.50%      1.52%         1.00%
--------------------------------------------------------------------------
$1,000,000 or more                       None<F2>   None         1.00%<F3>
--------------------------------------------------------------------------

<F1> Dealer allowance may be changed periodically.
<F2> No sales charge is imposed at the time of purchase on amounts of $1 million or more. However a contingent deferred sales charge will be charged if shares are redeemed within 18 months following their purchase at the rate of 1% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares. The contingent deferred sales charge may be waived in certain circumstances. See "When Will the Contingent Deferred Sales Charge Be Waived," p. 28.

<F3> A dealer allowance is paid on sales of $1 million or more at the rates of
     1.00% on the amount up to $2.5 million; 0.50% on the next $2.5 million; and 0.25% on amounts over $5 million.

WHICH INVESTMENTS IN RELATED ACCOUNTS QUALIFY FOR REDUCED SALES CHARGES? Investments in related accounts in both Class A and Class B shares (in certain circumstances) which may be aggregated to qualify for a reduced sales charge include purchases made for you, your spouse and children under the age of 21 as well as those made in a tax-qualified plan such as an IRA for those individuals or by a company solely controlled by those individuals or in a trust established exclusively for the benefit of those individuals. Purchases by a trustee or other fiduciary if the investment is for a single trust, estate or fiduciary account including pension, profit-sharing or other employee benefit trusts created pursuant to a qualified plan may be combined to qualify for a reduction of the sales charge. Reduced sales charges may also be applied to purchases by qualified employee benefit plans of a single corporation or of corporations affiliated with each other. Purchases made for a customer in nominee or street name accounts (accounts which hold the customer's shares in the name of a broker or another nominee such as a

                               MASON STREET FUNDS
                              -------------------

bank trust department) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as noted above.

WHEN WILL THE SALES CHARGE ON CLASS A SHARES BE REDUCED OR WAIVED? There are several ways to reduce or eliminate the initial sales charge:

-  Combined Purchases
-  Cumulative Discount
-  Letter of Intent
-  Special Waivers for Certain Categories of Investors

COMBINED PURCHASES Purchases made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a discounted sales charge. Notice must be given at the time the orders are placed that there are multiple orders which qualify for a reduced sales charge.

CUMULATIVE DISCOUNT Purchases may also qualify for a reduced sales charge based on the current total net asset value of your account and any related accounts in any of the Funds or the SSgA Money Market Fund. Notice must be given at the time the order is placed that it qualifies for a reduced sales charge based on related holdings in existing Fund accounts.

LETTER OF INTENT Reduced sales charges may be applied to purchases over a period of 13 months by entering into a non-binding Letter of Intent. Existing holdings may be combined with new purchases in related accounts as shown above to reach the investment commitment of the Letter of Intent. Up to 5% of the stated amount of the Letter of Intent will be held in escrow to cover additional sales charges which may be due if investments over the 13 month period are not sufficient to qualify for the sales charge reduction. See the Statement of Additional Information and the Fund account application for further details.


SPECIAL WAIVERS Class A shares are purchased without an initial sales charge in the following situations. No dealer allowance is paid on such purchases.

- Shares purchased by current or retired officers, directors, employees, agents, employees of agents, and employees of agencies, and affiliates, of Mason Street Funds(SM), Northwestern Mutual Life, NMIS, Northwestern Investment Management Company, the Transfer Agent, the Distributor or a subadvisor, or their spouses or children under the age of 21 or trust or retirement plans for their benefit. Such purchases may be made directly from Mason Street Funds(SM) through the transfer agent.


- Shares purchased by reinvesting the proceeds of the redemption of shares of one or more open-end mutual funds. The purchaser must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A shares, and that the shares were at one time subject to an initial sales charge or contingent deferred sales charge.

- Shares purchased by the reinvestment of dividends or other distributions from a Fund.

- Shares purchased by the reinvestment of loan repayments by participants in retirement plans.

- Shares issued in connection with the acquisition by a Fund of another investment company.


- Shares purchased by or in conjunction with a purchase by a trust or group annuity separate account to fund employee benefit or retirement plans pursuant to an agreement with the Distributor or NMIS.


- Shares purchased for accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts") under a fee-based program offered by the Distributor.

Class A shares may also be purchased without an initial sales charge in the following situations. However, redemptions of such shares within 18 months of purchase are subject to a contingent deferred sales charge of 1% of the lesser of the value of the shares redeemed or the total cost of the shares. A dealer allowance is paid on such purchases at the rates of 1.00% on the amount up to $2.5 million; 0.50% on the next $2.5 million; and 0.25% on amounts over $5 million.
- any purchase of $1 million or more of the Funds' shares;


- purchases by qualified retirement plans and nonqualified deferred compensation plans with an initial investment of $250,000 or more, or which have at least 50 eligible participants; and


- purchases by bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

REINSTATEMENT PRIVILEGE If you redeem some or all of your Fund shares, you have up to 90 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying a sales charge. This privilege applies only to redemptions of Class A shares on which an initial or deferred sales charge was paid or to redemptions of Class A shares of the Fund that you

                                                                   JUNE 30, 1998

purchased by reinvesting dividends or distributions. You must ask the transfer agent or your Registered Representative to apply this privilege when you send your payment.

The reduced sales charge programs may be changed or discontinued at any time upon prior written notice to shareholders of the Funds.


DISTRIBUTION AND SERVICE FEES
Each Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provide that all shareholders shall be subject to a distribution fee. Class A shares are subject to a distribution fee of up to 0.10% per year of the average daily net assets of Class A shares. The distribution fee is payable to the Distributor to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in prior years. These expenses include payments to Registered Representatives, expenses of printing and distributing Prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature. As of March 31, 1998, unreimbursed distribution expenses were $1,399,970 for Class A shares and $827,076 for Class B shares, which was .44% of Class A assets and 5.93% of Class B assets on that date.


In addition, each Fund is subject to a shareholder servicing fee. Each Class pays a shareholder servicing fee of up to 0.25% per year of the average daily net assets of that Class, which may be paid to brokers who provide ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

--------------
Class B Shares
--------------

CONTINGENT DEFERRED SALES CHARGE
Unlike an initial sales charge, which is paid when you purchase shares, a contingent deferred sales charge is only paid if you sell your shares during a certain period of time. Class B shares are offered at net asset value without an initial sales charge but subject to a contingent deferred sales charge as set forth in the table below. The schedule shows the contingent deferred sales charges applicable for the first through seventh years of redemption after purchase for different purchase amounts. The schedule applicable to a specific purchase varies by the amount of that purchase and is determined at the time the purchase is made; it may be reduced as described under "Combined Purchases" and "Cumulative Discount," p. 28. The contingent deferred sales charge is imposed on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares.



                                                            Contingent Deferred Sales Charge Applicable in
                                                              the Year of Redemption After Purchase<F1>
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Seventh     Dealer
Amount of Purchases                      First      Second     Third      Fourth      Fifth      Sixth        on    Allowance<F2>
---------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.00%      4.00%      3.00%       3.00%      2.00%      1.00%      0.00%       4.00%
---------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000           4.00%      3.00%      3.00%       2.00%      1.00%      0.00%      0.00%       3.00%
---------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000          3.00%      3.00%      2.00%       1.00%      0.00%      0.00%                  2.00%
---------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000          3.00%      2.00%      1.00%       0.00%      0.00%                             1.50%
---------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000        2.00%      1.00%      0.00%       0.00%                                        1.00%
---------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                      NA<F3>
---------------------------------------------------------------------------------------------------------------------------------



<F1> No contingent deferred sales charge is paid on an exchange of shares nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distributions. Class B shares will convert to Class A shares two years after the expiration of the contingent deferred sales charge for that purchase. Shares received as a reinvestment of dividends or capital gains distributions will be converted to Class A shares in the same proportion as purchased shares are converted.

<F2> Dealer allowance may be changed periodically.

<F3> Purchases of $1 million or more are not accepted in Class B shares. Class A shares will be issued in these cases.


                               MASON STREET FUNDS
                              -------------------


In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be made in a manner that results in the lowest possible charge. It will be assumed that the redemption is made first from shares acquired through the reinvestment of dividends and distributions; then from amounts representing the increase in net asset value of your holdings of Class B shares above the total amount of payments for the purchase of Class B shares during the preceding six years; then from shares held beyond the applicable contingent deferred sales charge period; and finally, from shares subject to the lowest contingent deferred sales charge.

If you are exchanging shares for shares of the SSgA Money Market Fund, no contingent deferred sales charge is charged at the time of the exchange. If you later redeem your Money Market Fund shares, you will be charged the applicable contingent deferred sales charge as if your shares were redeemed as of the time of your exchange into the Money Market Fund. The contingent deferred sales charge will not decrease for the time amounts are held in the Money Market Fund.

AUTOMATIC CONVERSION OF CLASS B SHARES
Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. This conversion feature relieves Class B shareholders of the higher asset-based sales charge that otherwise applies to Class B shares under the Class B distribution plan described below. The conversion is based on the relative net asset value of the two Classes, and no charge is imposed in connection with the conversion.

WHEN WILL THE CONTINGENT DEFERRED SALES CHARGE SCHEDULE BE REDUCED?
There are two ways to reduce the contingent deferred sales charge schedule:

COMBINED PURCHASES Purchases made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a reduced contingent deferred sales charge schedule. Notice must be given at the time the orders are placed that there are multiple orders which qualify for a reduced contingent deferred sales charge schedule.

CUMULATIVE DISCOUNT Purchases may also qualify for a reduced contingent deferred sales charge schedule based on the current total net asset value of your account and related accounts in any of the Funds or the SSgA Money Market Fund. Notice must be given at the time the purchase order is placed that it qualifies for a reduced contingent deferred sales charge schedule based on related holdings in existing Fund accounts.

The Letter of Intent option is not available for Class B shares.
WHEN WILL THE CONTINGENT DEFERRED SALES CHARGE BE WAIVED?
A contingent deferred sales charge will not be assessed on Class A or Class B shares for:
- exchanges of Class A or Class B shares of one Fund for the same Class of shares of another Fund;

- redemptions from tax-deferred retirement plans and Individual Retirement Accounts for required minimum distributions due to attainment of age 701/2;

- redemptions from tax-deferred retirement plans for returns of excess contributions to the plan, termination of employment, participant loans and hardship withdrawals;

- redemptions as a result of death of the registered shareholder or in the case of joint accounts, of all registered shareholders;

- redemptions as a result of the disability of the registered shareholder (as determined in writing by the Social Security Administration) which occurs after the account was established;

- redemptions for failure to meet minimum account balances; and

- systematic withdrawal amounts provided amounts withdrawn do not exceed on an annual basis 10% of the account value at the time the transfer agent receives the request.


DISTRIBUTION AND SHAREHOLDER SERVICING FEES
Class B shares are charged fees at an annual rate of 1.00% of the average daily net assets of Class B shares to compensate the Distributor for certain distribution and shareholder servicing expenses. These fees consist of a fee at an annual rate of 0.75% for distribution expenses pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act of 1940 and a fee at an annual rate of 0.25% for shareholder servicing expenses. See "Distribution and Service Fees," p. 27. Upon the conversion of Class B shares to Class A shares, those fees are lowered from 1.00% to 0.35%.


HOW SHARES ARE PRICED
Shares are purchased at their public offering price, which is based upon a Fund's net asset value per share, plus an initial sales charge on the Class A shares. Each Fund calculates its net asset value ("NAV") as follows:

NAV = (Value of Fund Assets)  _  (Fund Liabilities)
      ---------------------------------------------
               Number of Outstanding Shares


                                                                   JUNE 30, 1998

                                                             SHAREHOLDERS' GUIDE

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange"), normally 4:00 p.m. Eastern time, on days the Exchange is open.

Each Fund values its assets at their current market value when market quotations are readily available. If a market value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of Mason Street Funds'(SM) Board of Directors. Short-term securities which mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value. All investments by the International Equity Fund are valued daily in U.S. dollars based on the then prevailing exchange rate. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

SHAREHOLDERS' GUIDE

HOW TO BUY SHARES
GENERAL
You must indicate at the time of investment whether you are purchasing Class A shares or Class B shares. You also are required by federal regulations to certify your taxpayer identification or Social Security number when opening your account. Failure to provide an identification number could subject you to back-up withholding on any distributions, redemptions or disbursements from your account.

Purchase orders are effected at the net asset value per share next determined after receipt of the order in proper form by the transfer agent.

If your check used for investment does not clear, a fee may be imposed by the transfer agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Funds reserve the right to reject any purchase order.


All checks should be made payable to Mason Street Funds(SM). Personal third-party checks will not be accepted.


OPENING AN ACCOUNT
Contact your Registered Representative for instructions.

ADDING TO AN ACCOUNT
Contact your Registered Representative for instructions, or

BY MAIL Identify the Fund and account number or use the remittance slip attached to your account statement. Send a check payable to Mason Street Funds(SM). Mail all subsequent investments to the following address:

Mason Street Funds(SM)
P.O. Box 419419
Kansas City, MO 64141-6419

BY WIRE Initial or subsequent purchase payments can also be made by Federal Funds wire, transferred along with proper instructions directly to your account. Before an initial wire transfer can be accepted, an account must be established for you. See your Registered Representative or call 1-888-MASONST (1-888-627-
6678) for further instructions. Your financial institution may charge a fee for wiring funds to your account. Consult your bank for information on remitting funds by wire and any associated bank charges.

BY TELEPHONE This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make a purchase by telephone, your predesignated bank account will be debited for the desired amount. You can establish this privilege when you open your account or, if your account is already established, call 1-888-MASONST (1-888-627-6678) to request the appropriate form. This option will become effective 10 days after the form is received.

AUTOMATIC INVESTMENT PROGRAMS
AUTOMATIC INVESTING Money is automatically transferred from your bank account to your Fund account monthly or quarterly. The minimum amount per transfer is $50 per Fund account. This privilege may be set up when your account is opened or at any later date by completing the appropriate section of the Fund application. You may discontinue your participation in this program at any time.

PAYROLL DEDUCTION If your employer can initiate an automatic payroll deduction, you may make regular investments of $50 or more per Fund account up to once per month from your paycheck. To obtain information on establishing this option call 1-888-MASONST (1-888-627-6678).

SYSTEMATIC EXCHANGE In order to assist you in a dollar-cost averaging purchase program, you may designate the amount of money ($50 minimum per Fund account) to be automatically exchanged from one Fund to another once per month. In order to set up this option, you must have at least $5,000 in the Fund from which you are exchanging. You may discontinue your participation in this program at any time. For more information on how to establish this option, call 1-888-MASONST (1-888-627-6678).

                               MASON STREET FUNDS
                              -------------------
                                                           SHAREHOLDERS' GUIDE

HOW TO EXCHANGE SHARES
On any business day you may exchange your shares for shares of another Fund of the same Class.

BY MAIL To exchange your shares, your written request should include the following information:

- the name of the Fund(s) exchanging out of and into;

- the account number(s);

- the amount of money or number of shares being redeemed;

- the name(s) on the account;

- the signature(s) of all registered account owners, see
  "How to Sell Shares" for more information about the signature requirements based on the type of account; and

- your daytime telephone number.

BY TELEPHONE Accounts are automatically eligible for the telephone exchange option unless this privilege was declined on the application or otherwise in writing. Call 1-888-MASONST (1-888-627-6678) with the same information as noted above.

GENERAL EXCHANGE POLICIES

- Except for Systematic Exchanges and qualified plans, the exchange minimum is $1,000, or the total account value if less.

- You may make 12 exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges). There is no charge for exchanges. Special rules apply for qualified plans.

- Exchanges between accounts will only be accepted if the registrations are identical.

- Because excessive trading can hurt Fund performance and shareholders, the investment advisor may refuse any exchange purchase if (1) the advisor believes the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

- An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a nontax-deferred account.

- You may also exchange your shares for shares of the SSgA Money Market Fund.

- A copy of the SSgA Money Market Fund Prospectus should be read before making such exchange.

- General exchange policies apply to exchanges to the SSgA Money Market Fund.


- If you are exchanging Class A shares, the shares are exchanged at net asset value.

- If you are exchanging Class B shares, no contingent deferred sales charge is charged at the time of the exchange. See "Contingent Deferred Sales Charge,"
  p. 27.


HOW TO SELL SHARES
THROUGH YOUR REGISTERED REPRESENTATIVE
Contact your Representative directly for instructions.

THROUGH THE TRANSFER AGENT
BY MAIL Send a written request, signed by each owner (if joint account) to the transfer agent at the following address:

     Mason Street Funds(SM)
     P.O. Box 419419
     Kansas City, MO 64141-6419


BY WIRE As soon as appropriate information regarding your bank account has been established for your Fund account, you may write or telephone redemption requests to the transfer agent, and redemption proceeds will be wired in federal funds to the commercial bank you have specified. Information regarding your bank account may be provided on the account application or in a signature guaranteed letter of instruction to the transfer agent. Signature guarantee requirements are discussed on p. 31.


Redemption proceeds will normally be wired the next business day following the day on which your request and any other necessary documents have been received by the transfer agent. Requests must be for at least $1,000 and may be subject to limits on frequency and amount. A charge of $15 may be imposed for wire redemptions.

Wire privileges may be modified or suspended at any time.
Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

BY TELEPHONE Accounts (other than IRAs) have this option unless this option was specifically declined on the application or in writing. You may redeem up to $50,000 daily from your account by calling 1-888-MASONST
(1-888-627-6678) before 4:00 p.m. Eastern time. Checks will be sent to the address of record.

AUTOMATIC REDEMPTION
SYSTEMATIC WITHDRAWALS You may provide for the automatic redemption of a specific dollar amount from your account on a regular basis. The minimum amount of a withdrawal is $100 and the minimum account size is $10,000.

                                                                   JUNE 30, 1998
                                                             SHAREHOLDERS' GUIDE


MINIMUM ACCOUNTS The Fund reserves the right to redeem any Regular Account if, after 60 days written notice, the account's value remains below a $1000 minimum balance.

GENERAL REDEMPTION POLICIES

- Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the transfer agent. When you redeem your Class B shares within six years of purchase, you may be subject to a contingent deferred sales charge as set forth in this Prospectus.

- Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming Class A or Class B shares. If you own both Class A and Class B shares,
  Class A shares will be redeemed first unless you request otherwise. Certain types of redemption requests will need to include a signature guarantee. Signature guarantees must accompany redemption requests for: (1) an amount in excess of $50,000; or (2) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Funds' books or if the current address of record has not been on the Funds' books for 60 days.

- You may obtain a signature guarantee from: (1) a bank which is a member of the FDIC; (2) a trust company; (3) a member firm of a national securities exchange; or (4) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.


- The Fund ordinarily will make payment for all shares redeemed within three business days after the transfer agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if the shares to be redeemed have been purchased by check, the Fund will, upon the clearance of the purchase check, mail the redemption proceeds. It may take up to 15 days for the purchase check to clear. This does not apply to situations where a Fund receives payment via immediately available funds for the purchase of shares.


-----------------------------------------
  QUICK ADDRESS AND TELEPHONE REFERENCE
-----------------------------------------
 REGULAR MAIL
 Mason Street FundsSM
 P.O. Box 419419
 Kansas City, MO 64141-6419

 EXPRESS OR CERTIFIED MAIL
 Mason Street FundsSM
 1004 Baltimore
 Kansas City, MO 64105


 TOLL-FREE NUMBER
 1-888-MASONST (1-888-627-6678)

 ---------------------------------------


                               MASON STREET FUNDS
                              -------------------

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes substantially all of its net realized capital gains and net investment income to its shareholders. A capital gain or loss is the difference between the purchase and sale price of a security. The Funds will have net capital gains if their capital gains exceed their capital losses, which cannot be assured. Net investment income is determined by subtracting expenses from any interest and dividend income earned by a Fund.
All the Funds distribute any net realized short- and long-term capital gains at least annually.

The Stock Funds and the Asset Allocation Fund distribute any net investment income to shareholders annually. The Bond Funds declare net investment income dividends daily and distribute such dividends to the shareholders monthly. Each Fund pays its dividends and other distributions in additional Fund shares at net asset value unless the shareholder requests cash payments. Shareholders who elect to receive dividends and/or other distributions in cash or in shares of another Fund should contact their Registered Representative or the transfer agent or complete the applicable item on the Fund application.

TAXES
Each Fund is separate for investment and accounting purposes and will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code so that it will not be subject to federal income taxes on net investment income and net capital gains distributed to its shareholders.

TAXES ON REDEMPTIONS
When shares of any of the Funds are redeemed, including by exchange into another Fund, a shareholder may realize a taxable gain or a loss. The gain or loss is measured by the difference between the redemption proceeds and the shareholder's adjusted basis for the redeemed shares.

TAXES ON FUND DISTRIBUTIONS
THE FOLLOWING SUMMARY DOES NOT APPLY TO ACCOUNTS THAT ARE OPENED FOR QUALIFIED RETIREMENT PLANS OR BY TAX-EXEMPT INVESTORS. TAXES ON FUND DISTRIBUTIONS TO QUALIFIED RETIREMENT PLAN ACCOUNTS ARE DEFERRED UNTIL MONEY IS WITHDRAWN FROM THOSE ACCOUNTS. THIS SUMMARY ALSO DOES NOT APPLY TO DISTRIBUTIONS FROM THE MUNICIPAL BOND FUND. INFORMATION ABOUT DISTRIBUTIONS FROM THE MUNICIPAL BOND FUND APPEARS SEPARATELY TO THE RIGHT.

Dividends and capital gains distributions from the Funds are taxable whether received in cash or additional Fund shares. If such dividends and distributions are declared in October, November or December, they are taxable for the year in which they were declared, if paid by February 1 of the following calendar year. Net investment income dividends and short-term capital gains distributions are taxable as ordinary income. A capital gain distribution is short-term or long-term depending on how long the Fund held the securities that produced it, not how long the shareholder held his or her shares in the Fund. Dividends paid by Funds that are attributable to the Funds' investments in U.S. government securities may be exempt from state and local income taxes.

Among other things, a Fund's net asset value reflects undistributed income and capital gains. When such income and gains are distributed, the net asset value is reduced by the amount of the distribution. An investor who acquires shares prior to or on the record date for distributions is entitled to receive these distributions.

DISTRIBUTIONS FROM THE
MUNICIPAL BOND FUND
Net investment income dividends declared and paid by the Municipal Bond Fund are, for the most part, "exempt-interest" dividends, whether received in cash or additional shares of the Fund. Exempt-interest dividends are not subject to federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includable in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxed. Generally, exempt-interest dividends are not exempt from state or local taxes. However, a state or locality may provide tax exemptions for its residents who receive exempt-interest dividends that relate to municipal obligations issued within that state or locality.

Net investment income dividends derived from taxable obligations held in the Municipal Bond Fund and any capital gains distributions by the Fund are normally taxable as ordinary income and capital gain, respectively, whether received in cash or additional shares of the Fund. Market discount on municipal obligations acquired after April 30, 1993 is also treated as ordinary income. NMIS intends to manage the Fund to minimize taxable distributions to the Fund's shareholders. However, there can be no assurance that the Fund will never make such distributions.


Certain individuals and corporations may be subject to the AMT. For them, exempt-interest dividends derived from pri-


                                                                  JUNE 30, 1998

vate activity bonds are treated as a tax preference item. In addition, for corporate shareholders only, all other exempt-interest dividends are a component of the adjusted current earnings preference item for purposes of the AMT, and may be a component for computing any corporate environmental tax.

Corporations and Social Security beneficiaries should consult their tax advisors about the possible consequences to them of investing in the Municipal Bond Fund.

WITHHOLDING

The Funds are currently required to withhold 31% of all taxable distributions and redemption proceeds payable to any shareholder who has not certified his taxpayer identification number, or who is otherwise subject to backup withholding. Corporate and governmental entities are generally exempt from withholding requirements.

TAX INFORMATION FOR SHAREHOLDERS
Following the end of each calendar year, each Fund notifies its shareholders of the amount of dividends and capital gains distributions paid (or deemed paid) during that year, and shows the portion of those dividends that qualifies for the corporate dividends-received deduction. The Funds identify amounts taxable as ordinary income and amounts taxable as capital gains, and indicate whether any portion of such income is possibly exempt from state or local taxes. The Municipal Bond Fund provides its shareholders with information about the exempt-interest dividends paid to them (since they must disclose it on their federal income tax returns), and reports the amount that relates to private activity bonds which could be subject to the AMT. Under certain circumstances, notices provided to the International Equity Fund shareholders also specify their respective shares of foreign taxes paid by that Fund. International Equity Fund shareholders are required to include their pro rata share of those taxes in gross income, but may be entitled to claim a credit or deduction for them.
The foregoing is only a summary of some important federal tax law provisions that can affect the Funds and their shareholders. There may be other federal, state or local tax law provisions which affect some or all investors. Prospective investors and current shareholders are urged to consult their tax advisors about their individual circumstances.

OTHER INFORMATION
ORGANIZATION
Mason Street Funds(SM) was incorporated in Maryland on August 30, 1996.

Mason Street Funds(SM) issues a separate series of capital stock for each Fund. Each share of capital stock issued with respect to a Fund has a pro rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Fund will be voted separately, however, on matters affecting only that Fund, including approval of the Investment Advisory Agreement and changes in fundamental investment polices of a Fund. The assets of each Fund are charged with the liabilities of the Fund and their proportionate share of the general liabilities of Mason Street Funds(SM) generally based on the relative asset size of the Funds at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

VOTING RIGHTS
Neither Mason Street Funds(SM) nor its Funds are required to hold annual meetings of shareholders, but special meetings may be called to elect or remove Directors, change fundamental policies or the 12b-1 plans, or to approve an investment advisory agreement. All shares of the Funds have equal voting rights. Shares are voted in the aggregate, unless voting by series is required by law, or when an issue affects the series or Class separately. As of June 1, 1998, Northwestern Mutual Life owned a majority of theClass A shares of each of theFunds, and thus controlled the Funds. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.


                               MASON STREET FUNDS
                              -------------------


APPENDIX A - GLOSSARY

THE FOLLOWING GLOSSARY GIVES YOU A MORE DETAILED DESCRIPTION OF SOME OF THE TYPES OF SECURITIES IN WHICH THE FUNDS MAY INVEST, SUBJECT TO THEIR SPECIFIC RESTRICTIONS AND POLICIES. IT ALSO DISCUSSES OTHER INVESTMENT TECHNIQUES AND OTHER TERMINOLOGY THAT IS INCLUDED IN THIS PROSPECTUS. ADDITIONAL INFORMATION ON ELIGIBLE INVESTMENTS CAN BE FOUND ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

EQUITY AND DEBT SECURITIES
AMERICAN DEPOSITARY RECEIPTS (ADRS) see Depositary receipts.

BONDS are debt securities issued by a company, municipality or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. NMIS may determine that such securities are liquid under guidelines established by the Directors.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED INCOME SECURITIES are securities that pay a fixed rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a fixed rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-QUALITY INSTRUMENTS are securities rated AA or better by Standard & Poor'sR and Aa or better by Moody's.

HIGH-GRADE INSTRUMENTS are securities rated A or better by Standard & Poor'sR or Moody's.

HIGH YIELD/HIGH RISK BONDS are securities that are rated below investment-grade by the primary rating agencies (BB or lower by Standard & Poor'sR and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower-rated bonds," "noninvestment-grade bonds" and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below. INVESTMENT-GRADE BONDS are securities rated BBB or higher by Standard & Poor'sR and Baa or higher by Moody's.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in an organized pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs) are foreign investment funds or trusts. In addition to bearing their proportionate share of a Fund's expenses, shareholders may indirectly bear similar expenses of PFICs and similar trusts.

                                                                   JUNE 30, 1998


PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery due at some time in the future, i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay at regular intervals, but are issued at a significant discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

FUTURES, OPTIONS AND
OTHER DERIVATIVES
FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed income securities. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase put and call options on certain securities, securities indices and foreign currencies and may write covered put or call options.

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of nondollar denominated securities or to reduce the impact of currency appreciation on purchases of nondollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

OTHER TERMS
NET ASSET VALUE ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding.

FUND TURNOVER RATE is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's securities.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both income and changes in NAV. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the net asset value on the day of the distribution.

                               MASON STREET FUNDS
                              -------------------


APPENDIX B
------------------------------
STANDARD & POOR'SR CORPORATION
------------------------------
Bond Rating    Explanation
--------------------------------------------------------------------------------
AAA            Highest rating; extremely strong capacity to pay principal and interest.
--------------------------------------------------------------------------------
AA             High quality; very strong capacity to pay principal and interest.
-------------------------------------------------------------------------------
A              Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
--------------------------------------------------------------------------------
BBB            Adequate capacity to pay principal and interest; normally
               exhibits adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher-
               rated bonds.
--------------------------------------------------------------------------------
BB, B, CCC, CC Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments. BB _ lowest degree of speculation; CC _ the highest degree of speculation.
               Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
--------------------------------------------------------------------------------
D              In default.
--------------------------------------------------------------------------------

--------------------------------
MOODY'S INVESTORS SERVICES, INC.
Bond Rating    Explanation
--------------------------------------------------------------------------------
Aaa            Highest quality; smallest degree of investment risk.
--------------------------------------------------------------------------------
Aa             High quality; together with Aaa bonds, they compose the high-
               grade bond group.
--------------------------------------------------------------------------------
A              Upper-medium grade obligations; many favorable investment
               attributes.
--------------------------------------------------------------------------------
Baa            Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
               unreliable over any great length of time.
--------------------------------------------------------------------------------
Ba             More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
--------------------------------------------------------------------------------
B              Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
               maintenance of other contract terms over time.
--------------------------------------------------------------------------------
Caa            Poor standing, may be in default; elements of danger with respect to principal or interest payments.
--------------------------------------------------------------------------------
Ca             Speculative in a high degree; could be in default or have other marked shortcomings.
--------------------------------------------------------------------------------
C              Lowest rated; extremely poor prospects of ever attaining
               investment standing.
--------------------------------------------------------------------------------

AT MASON STREET FUNDSSM, WE RECOGNIZE THAT PREPARING FINANCIALLY FOR THE FUTURE IS AN ONGOING PROCESS. WE KNOW THAT OVER THE YEARS, YOUR NEEDS AND LIFESTYLE WILL CHANGE. THAT IS WHY WE PLACE PARTICULAR SIGNIFICANCE ON PROVIDING YOU WITH AN EXCEPTIONAL LEVEL OF SERVICE INTENDED TO MAKE INVESTING AS FLEXIBLE AS POSSIBLE. WHILE EACH OF THE MASON STREET FUNDSSM IS DISTINCT IN OBJECTIVE AND STRATEGY, ALL OFFER THE SAME CONVENIENT AND EASY-TO-USE FEATURES.

                            YOUR           TELEPHONE
                         REGISTERED      1-888-MASONST        Mail       Wire
SERVICE                REPRESENTATIVE   (1-888-627-6678)    (See pp.   (See pp.
                                                             29-30)     29-30)
--------------------------------------------------------------------------------
OPEN A NEW ACCOUNT           -
--------------------------------------------------------------------------------
ADD TO EXISTING ACCOUNT      -                 -               -          -
--------------------------------------------------------------------------------
NET ASSET VALUES (NAVS)
AND PERFORMANCE INFORMATION  -                 -
--------------------------------------------------------------------------------
ACCOUNT AND SHARE
BALANCE INFORMATION          -                 -               -
                                                           (quarterly
                                                          statements)
--------------------------------------------------------------------------------
EXCHANGING SHARES
(UP TO 12 PER YEAR)          -                 -               -
--------------------------------------------------------------------------------
SELLING SHARES               -                 -               -          -
--------------------------------------------------------------------------------

When you invest in Mason Street Funds(SM), you have the opportunity to build a long-term relationship with a Registered Representative. He or she can answer any questions you may have about Mason Street Funds(SM) and is there to help you work toward your investment goals now-and in the future.



MASON STREET FUNDS(SM)
P.O. BOX 419419
KANSAS CITY, MO 64141-6419
1-888-MASONST (1-888-627-6678)
   www.masonstreetfunds.com

                                                                       94-1000
Robert W. Baird & Co. Incorporated, Distributor                4/97 (Rev. 6/98)




                            MASON STREET FUNDS, INC.

                                 Consisting of
                          Aggressive Growth Stock Fund
                           International Equity Fund
                               Growth Stock Fund
                          Growth and Income Stock Fund
                              Index 500 Stock Fund
                             Asset Allocation Fund
                              High Yield Bond Fund
                              Municipal Bond Fund
                                Select Bond Fund





This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for Mason Street Funds, Inc. ("MSF"). A copy of the Prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.






The date of the Prospectus to which this Statement of Additional Information Relates is June 30, 1998.







The date of this Statement of Additional Information is June 30, 1998.





                               TABLE OF CONTENTS




                                                            CROSS-REFERENCE TO
                                                  PAGE      PAGE IN PROSPECTUS
                                                  ----      ------------------

Investment Policies                               B-4       11
  Investment Restrictions                         B-4       20
  Portolio Securities for the
    Municipal Bond Fund                           B-5       17
  Repurchase Agreements                           B-6       20
  Financial Futures Contracts                     B-7       19
  Options - In General                            B-12      20
  Future Developments                             B-13      -
  Reverse Repurchase Agreements                   B-13      18
  Warrants                                        B-13      -
  Asset-Backed and Variable Rate Securities       B-14      -
  Short-Term Trading                              B-14      -
  Firm Commitment Agreements and "When-Issued"    B-14      -
    Securities
  Private Placement Transactions                  B-14      -
    and Illiquid Assets
  Risk Factors for the International
    Equity Fund and International Investments
    of the Other Funds                            B-15      19
  Portfolio Turnover                              B-17      23
Management of MSF                                 B-18      21
Other Information About MSF                       B-21      32
Investment Advisory Services                      B-22       3
Fund Expenses                                     B-25       5

Distribution Arrangements                         B-25      26
  Distribution Financing Plans and
    Shareholder Services Agreement                B-26      26
  Class A Plan and Agreement                      B-26      25
  Class B Plan and Agreement                      B-26      27
  General                                         B-26      32
Portfolio Transactions and
  Brokerage Allocation and Other Practices        B-27      24
Determination of Net Asset Value                  B-28      27
Purchase and Redemption of Shares                 B-30      29
  Cumulative Discount                             B-30      26
  Letter of Intent                                B-30      26
  Systematic Withdrawal Plan                      B-30      30
  Special Redemptions                             B-31      30
  Suspension of Redemptions                       B-31      30
Investment Performance                            B-35      10
  Standardized Average Annual Total Return
   Quotations                                     B-35      10
  Standardized Yield Quotations                   B-36      10
  Non-Standardized Performance                    B-36      -
  General Information                             B-37      32
Taxes                                             B-38      30
  Municipal Bond Fund                             B-41      31
  State and Local                                 B-42      -
Custodians                                        B-42      23
Transfer Agent Services                           B-42      23
Independent Certified Public Accountants          B-43      -
Appendix A                                        B-44      -
Appendix B                                        B-51      -
Report of Independent Accountants                 B-52      -
Financial Statements                              B-53      -





                              INVESTMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in MSF's Prospectus entitled "The Funds in Detail."

INVESTMENT RESTRICTIONS
-----------------------

The investment restrictions not listed in the Prospectus and generally common to the Index 500 Stock, Select Bond, Municipal Bond, Asset Allocation, Growth and Income Stock, Growth Stock, Aggressive Growth Stock, High Yield Bond and International Equity Funds of MSF (the "Funds") are described below. The investment restrictions of the Funds numbered 1-8 below are "fundamental policies" and may be changed only with the approval of the majority of the Fund's shares outstanding. These investment restrictions provide that each Fund will not:
     1. Invest for the purpose of influencing management or exercising control, but freedom of action is reserved with respect to exercise of voting rights in respect of each Fund's securities.

     2. Purchase any security on margin, but each Fund may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

     3.   Make short sales of securities.

     4. Act as a securities underwriter for other issuers, but each Fund may purchase securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     5. Purchase or sell real estate. However, each Fund may invest in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     6. Invest in commodities or commodity contracts. However, each Fund (except the Select Bond, Municipal Bond and High Yield Bond Funds) may invest in stock index futures contracts, including indexes on specific industries, and the Municipal Bond, Select Bond, High Yield Bond, International Equity and Asset Allocation Funds may invest in interest rate futures contracts in accordance with their investment objectives and policies. The International Equity, Asset Allocation, Select Bond, Aggressive Growth Stock, Growth Stock and High Yield Bond Funds may invest in foreign currency futures and forward contracts.

     7. Issue senior securities or borrow money except for short-term credits as may be necessary for the clearing of transactions and except for temporary purposes to the extent of 5% of the total assets of the Fund or to meet redemption requests. Reverse repurchase agreements and financial futures contracts are not considered to be "senior securities" or "borrowing money" for the purpose of this restriction.

     8. Make loans to persons who intend to use the proceeds for non-business purposes or to companies which (including predecessors) have been in business for less than three years. Repurchase agreements are not considered to be "loans" for the purpose of this restriction.

As a non-fundamental investment policy, which may be changed by the Board of Directors without shareholder approval, the International Equity Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange.

PORTFOLIO SECURITIES FOR THE MUNICIPAL BOND FUND
------------------------------------------------

     Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Fund's investment advisory fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by MSF's Board. Pursuant to such guidelines, the Board has directed NMIS to monitor carefully the Municipal Bond Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation;
(4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as NMIS may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed NMIS to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as NMIS may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

     Tender option bonds are generally long-term securities that have been coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. The Municipal Bond Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     Ratings of Municipal Obligations. Subsequent to its purchase by the Municipal Bond Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but NMIS will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, NMIS also will evaluate these securities.

REPURCHASE AGREEMENTS
---------------------

Each of the Funds may invest in repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Fund to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends. Each Fund intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Fund may invest. A Fund will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Fund enter into a repurchase agreement with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life").

Each Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. the Fund might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, MSF has adopted standards of creditworthiness for all broker-dealers with which MSF enters into repurchase agreements and will review compliance by such broker-dealers periodically.

FINANCIAL FUTURES CONTRACTS
---------------------------

The Index 500 Stock, Asset Allocation, Growth and Income Stock, Growth Stock, Aggressive Growth Stock, and International Equity Funds may invest in stock index futures contracts, including indexes on specific industries, and the Select Bond, High Yield Bond, Municipal Bond, International Equity and Asset Allocation Funds may invest in interest rate futures contracts. The following describes the stock index and interest rate futures markets and the manner in which the Funds will implement the policy.

Use. The Funds, as identified above, may enter into stock index futures contracts as a hedge against changes in the market values of common stocks and may enter into interest rate futures contracts as a hedge against changes in prevailing levels of interest rates. In both cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Funds. The Funds' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates.

The Funds will not enter into financial futures contracts for speculation, and will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying securities. Currently, stock index futures contracts can be purchased or sold with respect to various Standard and Poor's stock indicies on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

A Fund will not enter into a futures contract if, as a result thereof the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Fund's total assets. More than 5% of the Fund's total assets may be committed to the aggregate of initial and variation margin payments however.

The Funds will incur brokerage commissions in connection with transactions in futures contracts.

Description. A stock index futures contract is an agreement whereby one party agrees to take and another party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks included. No physical delivery of the underlying stocks in the index is made.

Currently, stock index futures contracts covering the stock market as a whole and covering certain industries are being traded. It is expected that futures contracts covering stock indexes of additional industries will eventually be traded.

An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA pass-through securities and $1,000,000 for the other designated contracts.

It is each Fund's policy to close out open futures contracts before delivery. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or the financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain, and if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain, and if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in equity and debt securities or other obligations, use the financial futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them.

The speculator, like the hedger, generally expects neither to deliver nor to receive the security underlying the futures contract, but unlike the hedger, hopes to profit from fluctuations in prevailing stock market values or interest rates.

Each Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that approximately 75% of such futures contract purchases will be "completed"; that is, upon sale (offsetting) of these long contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market.
Margin. Initial margin is the amount of funds that must be deposited by a Fund with its broker in order to initiate futures trading. An initial margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may range upward from less than 5% of the value of the contract being traded.

Variation margin is the amount of subsequent payments that must be made to and from the broker to maintain the Fund's open position in the futures contracts. Variation margin payments are made on a daily basis as the price of the underlying stock index or financial instrument fluctuates. If the value of the open futures position changes (by increase, in the case of a sale, or by decrease, in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require the Fund to make a variation margin payment in the amount of the insufficiency. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the Fund will promptly demand payment by the broker of variation margin in the amount of the excess. All variation margin payments received by the Fund will be held by the Fund's custodian in a separate account for the Fund.

In computing net asset value daily each Fund will mark to market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

Example of Purchase of Stock Index Futures Contract. A Fund might purchase a stock index futures contract when it anticipates a significant market or market sector advance and wishes to participate in such advance at a time when the Fund is not fully invested, for example, because the Fund has not selected the individual stocks which it wishes to purchase. The Fund would be endeavoring to eliminate the effect of all or part of an expected increase in the market price of the stocks that the Fund may purchase at a later date.

For example, assume that the prices of certain stocks that the Fund may later purchase tend to move in concert with the Standard and Poor's 500 Stock Index. The Fund wishes to attempt to fix the purchase price of its anticipated stock investment until the time (three months in this example) when it may purchase the stock. Assume the stock has a market price of 125 and the Fund believes that, because of an anticipated advance in the stock market, the price will have risen in three months. The Fund might enter into futures contract purchases of the Standard and Poor's 500 Stock Index for a price of 125. If the market price of the stock should increase from 125 to 130, the futures market price for the Standard and Poor's 500 Stock Index might also increase, e.g., from 125 to 130. In that case, the five-point increase in the price that the Fund would have to pay for the stock would be offset by the five-point gain realized by closing out the futures contract purchase.

If the Fund should be mistaken in its forecast of market values, and the stock index should decline below 125, the market value of the stocks being hedged would presumably decline. Unless the Fund would purchase the stocks for the decreased price, the Fund would realize a loss on the sale of the futures contract which would not be offset by the price decrease.

Example of Sale of Stock Index Futures Contract. The Fund might sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the stocks held by the Fund. The Fund would be endeavoring to substantially reduce the risk of a decline in the value of its stocks without selling the stocks with resultant transaction costs.

For example, assume that the market price of certain stocks held by the Fund tend to move in concert with the Standard and Poor's 500 Stock Index. The stock currently has a market value of 125, which the Fund believes will decline because of an anticipated decline in the stock market. The Fund wishes to attempt to fix the current market value of the stock until some time in the future. The Fund might enter into a futures contract sale of the Standard and Poor's 500 Stock Index at a price of 125. If the market price of the stock should decline from 125 to 120, the futures market price of the Standard and Poor's 500 Stock Index might also decline, e.g. from 125 to 120. In that case the five-point loss in the market value of the stock would be offset by the five-point gain realized by closing out the futures contract. The futures market price of the Standard and Poor's 500 Stock Index might decline to more or less than 120 because of the imperfect correlation with the prices of the stocks hedged.

If the Fund should be mistaken in its forecast of the stock market, and the futures market price of the Standard and Poor's 500 Stock Index should increase above 125, the market price of the stock would increase. The benefit of this increase would be offset by the loss realized on closing out the futures contract sale.

Example of Purchase of Interest Rate Futures Contract. The Fund might purchase an interest rate futures contract when it wishes to defer for a time a fully invested position in longer term securities, for example, in order to continue holding shorter term securities with higher yields. The Fund would be endeavoring to eliminate the effect of all or part of an expected increase in market price of the longer term bonds that the Fund may wish to purchase at a later date.

For example, assume that the market price of a type of longer term bonds that the Fund may later purchase, currently yielding 10%, tends to move in concert with futures market prices of long-term U.S. Treasury bonds. The Fund wishes to attempt to fix the purchase price (and thus the 10% yield) of its anticipated longer term bond investment until the time (four months away in this example) when it may purchase the bond. Assume the longer term bond has a market price of 100, and the Fund believes that, because of an anticipated decline in interest rates, the price will have risen (and correspondingly the yield will have declined) in four months. The Fund might enter into futures contract purchases of Treasury bonds for a price of 98. If the market price of the longer term bond should increase from 100 to 105, the futures market price for Treasury bonds might also increase, e.g., from 98 to 103. In that case, the five-point increase in the price that the Fund would have to pay for the longer term bond would be offset by the five-point gain realized by closing out the futures contract purchase.

If the Fund should be mistaken in its forecast of interest rates, and the futures market price of the U.S. Treasury obligation should decline below 98, the market price of the security being hedged would presumably decline. The benefit of this price decrease, and thus the yield increase, would be offset by the loss realized on closing out the futures contract purchase.

Example of Sale of Interest Rate Futures Contract. The Fund might sell an interest rate futures contract in order to maintain the income derived from its continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in prices of longer term securities because of an increase in prevailing interest rates.

For example, assume that the market price of a certain longer term security held by the Fund tends to move in concert with the futures market prices of long-term U.S. Treasury bonds. The security has a current market price of 100, which the Fund believes will decline because of an anticipated rise in interest rates.
The Fund wishes to attempt to fix the current market value of this security until some point in the future. The Fund might enter into a futures contract sale of Treasury bonds at a price of 98. If the market value of the security should decline from 100 to 95, the futures market price of Treasury bonds might also decline, e.g., from 98 to 93. In that case, the five-point loss in the market value of the security would be offset by the five-point gain realized by closing out the futures contract sale. The futures market price of Treasury bonds might decline to more or less than 93 because of the imperfect correlation with the prices of the securities hedged.
If the Fund should be mistaken in its forecast of interest rates, and the futures market price of the U.S. Treasury obligation should increase above 98, the market price of the securities, including the security being hedged, would increase. The benefit of this increase would be offset by the loss realized on closing out the futures contract sale.

Risks. Financial futures prices are volatile and difficult to forecast. Stock index futures prices reflect the market values of the stocks included in the index, while interest rate futures contracts are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The factors influencing interest rate futures prices are in turn affected by government fiscal and monetary policies and actions, and national and international political and economic events, while stock market values are also influenced by corporate management policies, consumer demand, competition, sources of raw materials and supplies and government regulation.

At best, the correlation between changes in prices of futures contracts and the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as: variations in speculative market demand for futures and for equity or debt securities, including technical influences in futures trading, and differences between the securities being hedged and the instruments underlying the standard futures contracts available for trading. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as initial margin, a 10% decrease in the value of the futures contract would result in a total loss of the initial margin deposit before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the initial margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations when it purchases a futures contract, the Fund deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Fund with the Fund's custodian.

Most United States interest rate futures exchanges and the Chicago Mercantile Exchange limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Foreign Currency Futures. The International Equity, Asset Allocation, Select Bond, Aggressive Growth Stock, Growth Stock and High Yield Bond Funds have the authority to deal in forward foreign exchange between currencies of the different countries in which the Fund may invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Funds' dealings in forward foreign exchange will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of Fund securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to Fund security positions denominated or quoted in such foreign currency. The International Equity, Asset Allocation, Select Bond, Aggressive Growth Stock, Growth Stock and High Yield Bond Funds will not speculate in forward foreign exchange.

Federal Income Tax Treatment. For Federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is considered gain from the sale of securities and therefore is qualifying income.

OPTIONS - IN GENERAL
---------------------

     The Funds may purchase call or put options and write covered call or put options with respect to specific securities. Any option written or purchased by a Fund must be listed on a domestic exchange. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Option transactions may increase a Fund's transaction costs and turnover rate and will be initiated only where appropriate to achieve a Fund's investment objectives.

FUTURE DEVELOPMENTS
-------------------

     The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

The Municipal Bond and Asset Allocation FundsFund may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by athe Fund pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Fund will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. AThe Fund will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, athe Fund will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Fund would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will athe Fund enter into a reverse repurchase agreement with Northwestern Mutual Life.

WARRANTS
--------

The Index 500 Stock, Asset Allocation, Growth and Income Stock, Growth Stock, Aggressive Growth Stock and High Yield Bond Funds may invest in warrants. No Fund intends to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will a Fund's investment in warrants exceed 5% of its net assets. (A warrant is a right to buy a certain security at a set price during a certain time period.)

ASSET-BACKED AND VARIABLE RATE SECURITIES
-----------------------------------------

Consistent with their investment objectives and policies, the Select Bond Fund and Municipal Bond Fund may invest in asset-backed and variable rate securities.

Asset-backed securities represent fractional interests in pools of retail installment loans or revolving credit receivables. These assets are generally held by a special purpose trust and payments of principal and interest, or interest only, are passed through or paid through monthly or quarterly to certificate holders. Payments may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying receivables are generally subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, for asset-backed securities, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or other receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation or damage to the collateral securing certain contracts, or other factors.

Variable rate securities bear rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Select Bond Fund and Municipal Bond Fund, the Fund determines the maturity of variable rate securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities less than the maturity date on the instrument.

SHORT-TERM TRADING
------------------

Each Fund will generally not engage in short-term trading (purchases and sales within seven days).

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES
-------------------------------------------------------

Each Fund may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the advisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Fund will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

PRIVATE PLACEMENT TRANSACTIONS AND ILLIQUID ASSETS
--------------------------------------------------

Each Fund may invest up to 15% of its totalnet assets in securities acquired in private placement transactions and other illiquid assets. For the purpose of determining each Fund's net asset value, these assets will be valued at their fair value as determined in good faith by MSF's Directors or under procedures established by the Directors. If a Fund should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Fund will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations a Fund may purchase securities which, though not registered under the Securities Act of 1933 (the "1933 Act"), are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Funds. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Fund's investment adviser, Northwestern Mutual Investment Services, LLC, determines and monitors the liquidity status of each Rule 144A security in which a Fund invests, subject to supervision and oversight by the Board of Directors of MSF. The investment adviser takes into account all of the factors which may have a material bearing on the ability of the Fund to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Fund's net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.

RISK FACTORS FOR THE INTERNATIONAL EQUITY FUND AND INTERNATIONAL INVESTMENTS OF
-------------------------------------------------------------------------------
THE OTHER FUNDS
---------------

The International Equity Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted.
The Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund also have the limited right to purchase securities in foreign countries. Investors should consider carefully the risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated a large amount of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no or developing accounting standards may exist in certain Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.
There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investment from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source, or impose other taxes with respect to the Fund's investments in securities of issuers of that country. There is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the Fund's flexible policy, the Fund's advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Directors of MSF consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. They also consider the degree of risk involved through the holding of Fund securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Fund's investment adviser, or reckless disregard of its obligations and duties under the Investment Advisory Agreement, any losses resulting from the holding of the Fund's securities in foreign countries and/or with securities depositories will be at risk of the shareholders. No assurance can be given that the Directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

The Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency and may enter into a forward foreign currency contract ("forward contract") in order to "lock in" the U.S. dollar price of the security. In addition, when the Fund's advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

It is impossible to forecast with absolute precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Fund security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

PORTFOLIO TURNOVER
------------------




Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. Short-term debt securities are excluded in the calculation of Fundportfolio turnover rates. U.S. Government securities are included in the calculation of Fundportfolio turnover rates.

     For the year ended March 31, 1998, the portfolio turnover rates were:

     Portfolio Turnover Rate
     -----------------------
     Aggressive Growth Stock Fund           64.91%
     International Equity Fund              10.07%
     Growth Stock Fund                      37.52%
     Growth and Income Stock Fund          140.29%
     Index 500 Stock Fund                    2.47%
     Asset Allocation Fund                  65.67%
     High Yield Bond Fund                  178.61%
     Municipal Bond Fund                   169.37%
     Select Bond Fund                      362.32%

     MSF commenced operations on March 31, 1997, and experienced no portfolio turnover rates prior to that date.

The annual Fundportfolio turnover rate of each Fund is the lesser of purchases or sales of the Fund's securities for the year stated as a percentage of the average value of the Fund's assets.




                               MANAGEMENT OF MSF



The following is a list of the Directors and Officers of MSF together with a brief description of their principal occupations during the past five years.

     James D. Ericson (62), President and Director<F1>
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Trustee of Northwestern Mutual Life; President and Chief Executive Officer of Northwestern Mutual.

     Stephen N. Graff (63), Director<F1>
     805 Lone Tree Road
     Elm Grove, WI  53122

          Retired Partner, Arthur Andersen LLP (Public Accountants) since 1994; Senior Partner, 1993-1994; prior thereto, Managing Partner - Milwaukee, WI office; Trustee of Northwestern Mutual Life since 1996.

     Martin F. Stein (61), Director
     1800 East Capitol Drive
     Milwaukee, WI  53211

          Chairman of the Board of EyeCare One Corporation (retail sales of eyewear).

     John K. MacIver (67), Director
     100 East Wisconsin Avenue
     Milwaukee, WI  53202

          Partner, Michael Best & Friedrich, Attorneys at Law.

     William J. Blake (66), Director
     1105 North Waverly Place
     Milwaukee, WI  53202

          Chairman, Blake Financial Corporation (real estate investments and venture capital).

     William A. McIntosh (59), Director
     525 Sheridan Road
     Kenilworth, IL 60043

          Retired Division Head, U.S. Fixed Income of Salomon Brothers (investment securities) since 1995; prior thereto; Division Head, U.S. Fixed Income from 1991 to 1995.

     Mark G. Doll (48), Vice President and Treasurer
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company since 1998; Senior Vice President of Northwestern Mutual Life since 1996; Senior Vice President and Treasurer, 1995; prior thereto, Vice President and Treasurer. Executive Vice President, Investment Advisory Services of Northwestern Mutual Investment Services, LLC since 1996; prior thereto, President.

     Meridee J. Maynard (42), Vice President - Marketing and Operations 720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Vice President-Annuity and Accumulation Products of Northwestern Mutual Life since 1996; Vice President-Compliance and Sales Standards from 1994 to 1996; Managing Director-Sales Standards/Compliance from 1993 to 1994; Director-New Business from 1992 to 1993; prior thereto, Director-Annuity Marketing; Vice President, Variable Annuity Administration and Marketing of Northwestern Mutual Investment Services, LLC since 1996; Superintendent-Sales Standards/Compliance from 1994 to 1996; Superintendent-Underwriting Standards and New Business from 1993 to 1994.

     Patricia L. Van Kampen (47), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Managing Director of Northwestern Investment Management Company since 1998; prior thereto, Vice President-Common Stocks of Northwestern Mutual Life; Vice President-Common Stocks of Northwestern Mutual Investment Services, LLC.

     William R. Walker (41), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202

          Managing Director of Northwestern Investment Management Company since 1998; prior thereto, Director of Common Stocks of Northwestern Mutual Life; Vice President of Northwestern Mutual Investment Services, LLC.

     Julie M. Van Cleave (39), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202

          Managing Director of Northwestern Investment Management Company since 1998; prior thereto, Director of Common Stocks of Northwestern Mutual Life; Vice President-Common Stocks of Northwestern Mutual Investment Services, LLC.

     Steven P. Swanson (44), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202

          Managing Director of Northwestern Investment Management Company since 1998; Vice President-Securities of Northwestern Mutual Life from 1994 to 1997; prior thereto, Director-Securities; Vice President of Northwestern Mutual Investment Services, LLC since 1994.

     Varun Mehta (30), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Director of Northwestern Investment Management Company since 1998; Investment Officer-Public Fixed Income of Northwestern Mutual Life from March of 1997 to December of 1997; Portfolio Research Manager-Fixed Income and Portfolio Manager-Fixed Income of the Ameritech Investment Management Department from 1993 to March of 1997.

     Jefferson V. DeAngelis (40), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Managing Director of Northwestern Investment Management Company since 1998; prior thereto, Vice President-Fixed Income Securities of Northwestern Mutual Life; Vice President-Fixed Income Securities of Northwestern Mutual Investment Services, LLC.

     Timothy S. Collins (36), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Director of Northwestern Investment Management Company since 1998; Director of Investments for Northwestern Mutual Life from October of 1996 to December of 1997; Associate Director - Investments from 1993 to 1996; prior thereto, Investment Officer.

     Ronald C. Alberts (34), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Director of Northwestern Investment Management Company since 1998; prior thereto, Associate Director - Fixed Income of Northwestern Mutual Life.

     Ignatius L. Smetek (37), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Managing Director of Northwestern Investment Management Company since 1998; Director of Common Stocks for Northwestern Mutual Life from 1995 to December of 1997; prior thereto, Associate Director - Common Stocks; Vice President - Common Stocks of Northwestern Mutual Investment Services, LLC.

     Merrill C. Lundberg (58), Secretary
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Assistant General Counsel of Northwestern Mutual Life; Secretary of Northwestern Mutual Investment Services, LLC.

     Barbara E. Courtney (40), Controller
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Associate Director of Mutual Fund Accounting of Northwestern Mutual Life since 1996; prior thereto, Assistant Director of Investment Accounting; Assistant Treasurer of Northwestern Mutual Investment Services, LLC.




<F1> Directors identified with an asterisk are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940.

Each of the Directors has served as a Director of MSF since October 24, 1996, except for William A. McIntosh, who has served as a Director since May 8, 1997.

     An Audit Committee and Nominating Committee have been established for MSF. Each Committee is made up of those Directors who are not "interested persons" of MSF within the meaning of the Investment Company Act.




     All Board members and officers of the Fund, except Meridee J. Maynard, Ronald C. Alberts and Ignatius L. Smetek, are also board members or officers of Northwestern Mutual Series Fund, Inc. (the "Series Fund"), a registered investment company. Shares of the Series Fund are offered to and may only be purchased by Northwestern Mutual Life in connection with variable annuity and variable life insurance contracts issued by Northwestern Mutual Life. Each of the Directors and principal officers of MSF who is also an affiliated person of Northwestern Mutual Investment Services, LLC ("NMIS") or Northwestern Mutual Life is named above, together with the capacity in which such person is affiliated with NMIS or Northwestern Mutual Life.




     On June 1, 1998, The Directors and officers of MSF as a group did not own more than 1% of any class of shares of any Fund.




COMPENSATION OF OFFICERS AND DIRECTORS. MSF pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual Life. MSF pays other Directors fees totaling $9,000 per year, consisting of a $5,000 retainer paid in April and $1,000 per meeting of the Board of Directors of MSF attended. MSF neither pays nor accrues any pension or retirement benefits to any of the Directors. Northwestern Mutual Investment Services, LLC, the investment advisor to Northwestern Mutual Series Fund, Inc., pays each of the directors of the Series Fund a total of up to $15,000 per year, consisting of a $5,000 retainer paid in January and $2,500 per meeting of the board of the Series Fund attended.







                               COMPENSATION TABLE

        (1)            (2)            (3)            (4)            (5)
  Name of Person,   Aggregate      Pension or     Estimated        Total
      Position     Compensation    Retirement       Annual      Compensation
                       From         Benefits       Benefits         From
                    Registrant     Accrued as        Upon        Registrant
                                  Part of Fund    Retirement      and Fund
                                    Expenses                    Complex Paid
                                                                to Directors

James D. Ericson       None           None           None           None
Director

William Blake         $8,000          None           None         $20,500
Director

Stephen N. Graff      $9,000          None           None         $24,000
Director

John K. MacIver       $9,000          None           None         $24,000
Director


Martin F. Stein       $9,000          None           None         $24,000
Director


William A. McIntosh   $9,000          None           None         $24,000
Director




                          OTHER INFORMATION ABOUT MSF

     MSF was incorporated in Maryland on August 30, 1996. The authorized capital stock of MSF consists of 2,700,000,000 shares of common stock, par value $.001 per share (Common Stock). The shares of Common Stock are divided into nine series, each with 300 million authorized shares in the series: Aggressive Growth Stock Fund; International Equity Fund; Growth Stock Fund; Growth and Income Stock Fund; Index 500 Stock Fund; Asset Allocation Fund; High Yield Bond Fund; Municipal Bond Fund; and Select Bond Fund. The Board of Directors may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to MSF. Each series of Common Stock has two classes of shares, designated Class A and Class B. The Board of Directors is authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.




     As of June 1, 1998, no person owns of record or beneficially 5% or more of the shares outstanding of MSF or any Fund, except Northwestern Mutual Life, a Wisconsin insurance company, which owned 86.01% of MSF's outstanding shares as of June 1, 1998.




     The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors and accountants. Shares of a Fund vote together as a class on matters that affect the Fund in substantially the same manner. Matters pertaining only to one or more Funds will be voted upon only by those Funds. As to matters affecting a single class, shares of such class will vote separately. Shares of the Funds do not have cumulative voting rights. MSF and the Funds do not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statutes under which MSF is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of MSF if requested in writing by the holders of not less than 10% of MSF's outstanding shares. Each Fund's shares are fully paid, and nonassessable, and, when issued, have no preference, preemptive, conversion or similar rights and are freely transferable.

     MSF's By-Laws provide that MSF shall indemnify each of its Directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with the defense of any action, suit or proceeding or threat thereof, by reason of being or having been a director, officer or employee of MSF. MSF provides no indemnification in relation to such matters as to which such person is adjudged in such action, suit or proceeding to be liable for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                          INVESTMENT ADVISORY SERVICES

The Funds' investment adviser, Northwestern Mutual Investment Services, LLC ("NMIS"), is a wholly-owned subsidiary of Northwestern Mutual Life. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Funds and the selection of brokers pursuant to an Investment Advisory Agreement (the "Agreement").

For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for MSF. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by MSF are charged to the Funds to which the expenses relate.




For the fiscal year ended March 31, 1998, NMIS received $697,488 for its services as investment advisor to MSF. This amount is net of $940,770 of investment advisory fees waived under the expense limitation agreement described in MSF's prospectus. Because MSF commenced operations on March 31, 1997, no Fund paid any advisory fees prior to that date.




Northwestern Mutual Life employs a full staff of investment personnel to manage its investment assets. Northwestern Mutual Life's personnel and related facilities are utilized by NMIS in performing its obligations under the Investment Advisory Agreement.

"Northwestern Mutual Life" is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of MSF to use the name and mark is subject to the consent of Northwestern Mutual Life. Under the Agreement providing such consent, MSF recognizes the prior rights of Northwestern Mutual Life in the name and mark, agrees that use of the name and mark by MSF will inure to the benefit of Northwestern Mutual Life and agrees that its right to use the name and mark can be terminated by Northwestern Mutual Life and will automatically be terminated if at any time NMIS ceases to be the investment adviser to the Funds or if NMIS ceases to be a subsidiary of Northwestern Mutual Life.




Templeton Investment Counsel, Inc. ("Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Fund, subject to the general control of the Board of Directors of MSF. Templeton Counsel is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the International Equity Fund. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Equity Fund. When two or more of the clients of Templeton Counsel (including the International Equity Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by NMIS, compensation at the annual rate of .50% of the average net assets of the International Equity Fund, reduced to .40% on assets in excess of $100 million. The $100 million break point for fees paid to Templeton Counsel is based on the aggregate assets of the International Equity Fund and the International Equity Portfolio of the Series Fund. NMIS accrued $112,335 of investment advisory fees payable to Templeton Counsel with respect to the International Equity Fund for the fiscal year ended March 31, 1998.







J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, provides investment advisory services to the Growth and Income Stock Fund, pursuant to an investment sub-advisory agreement. For the services provided, NMIS pays J.P. Morgan Investment a fee at the annual rate of .45% on the first $100 million of the Fund's assets, .40% on the next $100 million, .35% on the next $200 million and .30% on assets in excess of $400 million. The break points for fees paid to J.P. Morgan Investment are based on the aggregate assets of the Growth and Income Stock Fund and the Growth and Income Stock Portfolio of the Series Fund. NMIS accrued $124,370 of investment advisory fees payable to J.P. Morgan Investment with respect to the Growth and Income Stock Fund for the fiscal year ended March 31, 1998.




J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly owned subsidiary of J.P. Morgan & Co. Inc., J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of J.P. Morgan & Co. Inc.

Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. Assets under management have grown to over $180 billion. With offices in London and Singapore, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients. Investment management activities in Japan, Australia, and Germany are carried out by affiliates, Morgan Trust Bank in Tokyo, J.P. Morgan Investment Management Australia Limited in Melbourne, and J.P. Morgan Investment GmbH in Frankfurt.




J.P. Morgan Investment currently provides investment advisory services to the following investment companies: the J.P. Morgan Treasury Money Market Portfolio, the J.P. Morgan Bond Portfolio, the J.P. Morgan Equity Portfolio, the J.P. Morgan Small Company Portfolio, and the J.P. Morgan International Opportunity Portfolio, which are portfolios of the J.P. Morgan Series Trust II, an open-end diversified investment company registered under the Investment Company Act of 1940. J.P. Morgan Investment also acts as the subadviser to the following U.S. registered investment companies which are otherwise unaffiliated with J.P. Morgan Investments: Advantus Series Fund, Inc. - Macro-Cap Value Portfolio, American Century - Benham International Bond Fund, American Skandia Master Trust - ASMT JPM Money Market Portfolio, American Skandia Trust - AST Money Market Portfolio, COVA Series Trust - International Equity Portfolio, COVA Series Trust - Large Capital Stock Portfolio, COVA Series Trust - Quality Bond Portfolio, COVA Series Trust - Select Equity Portfolio, COVA Series Trust - Small Capital Stock Portfolio, Endeavor Series Trust - Enhanced Index Portfolio, EQ Advisors Trust - JPM Core Bond Portfolio, Frank Russell Emerging Markets Fund, Frank Russell Equity Q Fund, Frank Russell Equity T Fund, Frank Russell International Fund, Frank Russell International Securities Fund, Frank Russell Quantitative Equity Fund, Jefferson Pilot Variable Fund, Inc. - Balanced Portfolio, JNL Series Trust - JNL/JPM International & Emerging Markets Series, John Hancock Variable Series Trust I - Strategic Bond Portfolio, Liberty ALL-STAR Equity Fund, Liberty ALL-STAR Equity Fund Variable Series, Manufacturers Investment Trust - International Growth and Income Trust, Mason Street Funds, Inc. - Growth and Income Stock Fund, Mutual Investment Fund of Connecticut, Nationwide Separate Account Trust - Nationwide Global Equity Fund, North American Funds - International Growth and Income Fund, Northwestern Mutual Series Fund, Inc. - Growth and Income Stock Portfolio, Pacific Select Fund - The Equity Income Portfolio, Pacific Select Fund - The Multi-Strategy Portfolio, Phoenix Edge Series Fund - JPM Research Enhanced Index Series, Preferred Fixed Income Fund, Preferred Money Market Fund, Preferred Short-Term Government Securities Fund, Sierra Trust Funds - Global Money Fund, Sierra Trust Funds - Growth and Income Fund, The Sierra Variable Trust - Global Money Fund, The Sierra Variable Trust - Growth and Income Fund, Tridan Corporation, WRL Series Fund, Inc. - Money Market Portfolio.




Northwestern Mutual Life is the licensee under a License Agreement with Standard & Poor's, dated as of November 30, 1990, as amended, relating to MSF as well as certain other mutual funds sponsored by Northwestern Mutual Life. The following disclaimers and limitations are included in accordance with the requirements of the License Agreement:

          MSF is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of McGraw-Hill, Inc. Corporation, and none of the Funds of MSF is so sponsored, endorsed, sold or promoted. S&P makes no representation or warranty, express or implied, to the owners of MSF or any of its Funds or any member of the public regarding the advisability of investing in securities generally or in MSF or any of its Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or MSF. S&P has no obligation to take the needs of the Licensee or the owners of MSF or any of its Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of securities of MSF or any of its Funds to be issued or in the determination or calculation of the equation by which MSF or any of its Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of MSF.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF MSF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                 FUND EXPENSES

     EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence,
(ii) registration of the Fund under the Investment Company Act, (iii) auditing and outside professional expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses of issue, sale, repurchase and redemption of Fund shares,
(vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors,
(viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses and disbursements of custodians for all services to the Fund, (xiii) expenses for servicing shareholder accounts, including transfer agent fees (xiv) fees paid to pricing services for the pricing of Fund securities, (xv) fees paid to the Funds' administrator under an administrative services agreement, (xvi) fees paid for accounting services, (xvii) fees paid to S&P under the License Agreement, (xviii) fees paid to the directors of MSF for their services to MSF and the Funds, (xix) broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,
(xx) organizational expenses of MSF and the Funds, (xxi) any direct charges to shareholders approved by the Directors of MSF who are not "interested persons" of MSF, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of MSF to indemnify its Directors and officers with respect thereto.

                           DISTRIBUTION ARRANGEMENTS

     Robert W. Baird & Co., Inc. ("RWB") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of MSF. RWB is a registered broker-dealer, a member of the National Association of Securities Dealers, Inc. (NASD) and a member of the New York Stock Exchange and other principal stock exchanges. Shares of each Fund will be continuously offered and will be sold by registered representatives of RWB. RWB receives sales charges and distribution plan fees of each Fund under the Underwriting Agreement. RWB bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Fund bears the expenses of registering its shares with the SEC and paying the fees required to be paid by state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Directors of MSF, including a majority of the Directors who are not parties to the Underwriting Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. RWB Is not obligated to sell any specific amount of shares of any Fund.




     For fiscal year ended March 31, 1998, RWB received $464,560 for its services as principal underwriter for the Fund. Of this amount, RWB retained $167,079. Compensation on redemptions paid to RWB was $6,428. Brokerage commissions paid to RWB by the Fund were $1,053. Because MSF commenced operations on March 31, 1997, no compensation was paid to RWB prior to that date in connection with the Funds.




     RWB's principal business address and mailing address is at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. RWB was organized as a Wisconsin corporation on December 27, 1919, and is an indirect majority-owned subsidiary of The Northwestern Mutual Life Insurance Company.

        DISTRIBUTION FINANCING PLANS AND SHAREHOLDER SERVICES AGREEMENT

     MSF has adopted separate distribution plans (the "Plans") for Class A and Class B shares of each Fund pursuant to appropriate resolutions of MSF's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. MSF has also entered into a shareholder services agreement with RWB for both Class A and Class B shares of each Fund.

                           CLASS A PLAN AND AGREEMENT

     Pursuant to the Class A Plan, a Fund may compensate RWB for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.10% of the Fund's average daily net assets attributable to Class A shares. All or any portion of this fee may be remitted to brokers who provide distribution services.

     The Funds will also compensate RWB under the Shareholder Services Agreement for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and will equal 0.25% of the Fund's average daily net assets attributable to Class A shares. All or any portion of this fee may be remitted to brokers who provide shareholder account services.

                           CLASS B PLAN AND AGREEMENT

     Pursuant to the Class B Plan, a Fund may pay RWB a fee of up to 0.75% of the average daily net assets attributable to Class B shares for distribution financing activities. All or any portion of such fees may be remitted to brokers who assist in the distribution of Class B shares.

The purpose of the 0.75% fee representing distribution payments to RWB under the Class B Plan is to compensate RWB for its distribution services to the Funds. RWB pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     The Funds will compensate RWB under the Shareholder Services Agreement for shareholder account services at the rate of .25% of the average daily net assets of the Fund attributable to Class B shares. All or any portion of such fees may be remitted to brokers who provide maintenance and personal services to existing Class B shareholders.

                                    GENERAL

In accordance with the terms of the Plans, RWB provides to each Fund, for review by MSF's Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.




     The Plans were adopted by a majority vote of the Board of Directors, including at least a majority of Directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors identified and considered a number of potential benefits which the Plans may provide. The Board of Directors believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the sharholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).







MSF paid distribution plan fees of $256,726 in its fiscal year ended March 31, 1998. This amount was net of $50,602 of such fees waived under the expense limitation agreement described in MSF's prospectus. The reimbursable distribution expenses incurred in the fiscal year ended March 31, 1998 were as follows: advertising in the amount of $676,871; prospectuses to new shareholders in the amount of $43,185; commissions in the amount of $229,596; and marketing salaries in the amount of $1,324,587.




      PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

The investment adviser, or sub-adviser in the case of the Growth and Income Stock and International Equity Funds, places all orders for the purchase and sale of Fund securities, options, and futures contracts for each Fund through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the investment adviser or sub-adviser will attempt to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Funds, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the investment adviser or sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser or sub-adviser, and the results of such allocations, are subject to periodic review by the Funds' investment adviser and directors.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places Fund transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Funds), although not all of these services are necessarily useful and of value in managing a Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Fund to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the investment adviser or sub-adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for Fund transactions. Consideration is given to those firms providing statistical and research services to the investment adviser or sub-adviser. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the adviser or sub-adviser and this has been considered in setting the advisory fee paid by each Fund.




Because MSF commenced operations on March 31, 1997, brokerage commissions were paid only for the fiscal year ended March 31, 1998, in the amount of $386,043.







During the fiscal year ended March 31, 1998, the Fund paid $1,053 in commissions to RWB. This represents .3% of aggregate brokerage commissions paid during the fiscal year and .2% of aggregate Fund transactions.




                        DETERMINATION OF NET ASSET VALUE

Shares of each Fund are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption. The redemption price may be more or less than the shareholder's cost. The net asset value of the shares of each Fund, except the International Equity Fund, is determined by The Northwestern Mutual Life Insurance Company ("NML"), the Funds' Administrator, in the manner described in the Funds' Prospectus. The net asset value of the shares of the International Equity Fund is determined by Brown Brothers Harriman & Co., the Fund's custodian. The Funds will be closed for business and will not price their shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value of each share of each Fund is the net asset value of the entire Fund divided by the number of shares of the Fund outstanding. The net asset value of an entire Fund is determined by computing the value of all assets of the Fund and deducting all liabilities, including reserves and accrued liabilities of the Fund. Fund securities for which market quotations are readily available are valued at current market value.

Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange or, if there has been no such sale, at the closing bid price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are valued at the closing bid price on the over-the-counter market.




Debt securities with maturities generally exceeding one year, other than municipal obligations, are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of MSF determine that in the case of a particular security some other value is fair. JJ Kenny furnishes the valuations for the municipal obligations held by the Municipal Bond Fund.




Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market. Marking to market is based on valuations furnished by a pricing service. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

Securities with remaining maturities of sixty days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Fund will assume a constant proportionate amortization in value until maturity of any discount or premium.




The value of a foreign security held by a Fund is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at 11:00 a.m., New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Directors of MSF. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales and redemptions of its shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the Fund securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of MSF.




All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of MSF or under procedures or guidelines established by the Directors of MSF. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Funds will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

A Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per share. Class B shares are offered at net asset value without the imposition of an initial sales charge.

Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to MSF; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

                       PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see "Shareholders Guide-- How to Buy Shares" in the Funds' Prospectus.

For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "Shareholders Guide--How to Sell Shares" in the Funds' Prospectus.

CUMULATIVE DISCOUNT. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund of MSF at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Funds of MSF and the SSGA Money Market Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

LETTER OF INTENT. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (LOI). A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of MSF owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, National Financial Data Services, Inc. ("NFDS"), MSF's transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount in the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to NFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by NFDS pay such difference in sales charge, NFDS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the Letter of Intent are available from your registered representative or from NFDS at 1-888-626-6678.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $10,000. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. SWP's without a surrender charge for Class B shares of a Fund are permitted only for redemptions limited to no more than 10% of the original value of the account per year.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Securities and Exchange Commission may permit for the protection of investors.





The total offering price per share for each Fund is computed as follows:

                          SPECIMEN PRICE-MAKE-UP SHEET
                             (as of March 31, 1998)


                          AGGRESSIVE   INTERNATIONAL    GROWTH    GROWTH AND
                         GROWTH STOCK      EQUITY       STOCK    INCOME STOCK
                             FUND           FUND         FUND        FUND
                           (CLASS A)     (CLASS A)    (CLASS A)    (CLASS A)
                         ------------  -------------  ---------- -------------

NET ASSETS                $41,640,193   $29,451,833  $38,224,386  $37,800,412

NUMBER OF SHARES
 OUTSTANDING              $ 2,871,235   $ 2,783,288  $ 2,711,768  $ 3,038,315

NET ASSET VALUE
 PER SHARE
 (NET ASSETS /
 NUMBER OF SHARES
 (OUTSTANDING)              $14.50         $10.58       $14.10      $12.44

OFFERING PRICE
 PER SHARE                  $15.22         $11.11       $14.80      $13.06

REDEMPTION PRICE
 PER SHARE                  $14.50         $10.58       $14.10      $12.44








                                   ASSET                                SELECT
                     INDEX 500   ALLOCATION  HIGH YIELD   MUNICIPAL      BOND
                     STOCK FUND     FUND     BOND FUND    BOND FUND      FUND
                     (CLASS A)   (CLASS A)   (CLASS A)    (CLASS A)   (CLASS A)
                    ----------- ------------ ---------- ------------ -----------

NET ASSETS          $43,567,584 $34,564,169 $32,811,316  $28,172,205 $28,617,421

NUMBER OF SHARES
 OUTSTANDING        $ 3,019,915 $ 2,806,418 $ 3,041,500  $ 2,671,175 $ 2,868,849

NET ASSET VALUE
 PER SHARE
 (NET ASSETS /
 NUMBER OF SHARES
 OUTSTANDING)          $14.43      $12.32      $10.79      $10.55       $9.98

OFFERING PRICE
 PER SHARE             $15.15      $12.93      $11.33      $11.08       $10.48

REDEMPTION PRICE
 PER SHARE             $14.43      $12.32      $10.79      $10.55       $9.98








                          AGGRESSIVE   INTERNATIONAL    GROWTH    GROWTH AND
                         GROWTH STOCK      EQUITY       STOCK    INCOME STOCK
                             FUND           FUND         FUND        FUND
                           (CLASS B)     (CLASS B)    (CLASS B)    (CLASS B)
                         ------------  -------------  ---------- -------------

NET ASSETS                $1,870,132     $1,444,924    $811,173   $1,529,206

NUMBER OF SHARES
 OUTSTANDING               $129,572       $137,166     $57,827     $123,596

NET ASSET VALUE
 PER SHARE
 (NET ASSETS /
 NUMBER OF SHARES
 (OUTSTANDING)              $14.43         $10.53       $14.03      $12.37

OFFERING AND
 REDEMPTION
 PRICE PER SHARE            $14.43         $10.53       $14.03      $12.37









                                   ASSET                                SELECT
                     INDEX 500   ALLOCATION  HIGH YIELD   MUNICIPAL      BOND
                     STOCK FUND     FUND     BOND FUND    BOND FUND      FUND
                     (CLASS B)   (CLASS B)   (CLASS B)    (CLASS B)   (CLASS B)
                    ----------- ------------ ---------- ------------ -----------

NET ASSETS           $4,246,552  $1,569,081  $1,360,925   $472,387    $ 643,332
NUMBER OF SHARES
 OUTSTANDING          295,930     128,027     126,169      44,790       64,493
NET ASSET VALUE
 PER SHARE
 (NET ASSETS /
 NUMBER OF SHARES
 OUTSTANDING)          $14.35      $12.26      $10.79      $10.55       $9.98

OFFERING AND
 REDEMPTION PRICE
 PER SHARE             $14.35      $12.26      $10.79      $10.55       $9.98




Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

                             INVESTMENT PERFORMANCE

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Average annual total return quotations for Class A and Class B shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:
      n
P(1+T)  = ERV

Where:    P    =    a hypothetical initial payment of $1,000, less the
                    maximum sales load applicable to a Fund

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeemable value of the hypothetical $1,000
                    initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return."
"Total return" will normally represent the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the deduction of sales charges will be higher than those that do reflect such charges.
Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

     Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

     Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution.

Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

STANDARDIZED YIELD QUOTATIONS. The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

          6
2[(a-b +1)  -1]
   ---
   (cd)

Where:    a    =    net investment income earned during the period
                    attributable to the subject class

          b    =    net expenses accrued for the period attributable to the
                    subject class

          c    =    the average daily number of shares of the subject class
                    outstanding during the period that were entitled to receive dividends

          d    =    the maximum offering price per share of the subject class

Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.




     The bond Fund yields for the 30-day period ended March 31, 1998, were as follows:

          Municipal Bond Fund
          Class A  3.79%
          Class B  3.33%

          Select Bond Fund
          Class A  6.87%
          Class B  6.56%

          High Yield Bond Fund
          Class A  9.00%
          Class B  8.76%

The tax equivalent yield for the Municipal Bond Fund for the 30-day period ended March 31, 1998, was 5.49% for Class A shares and 4.83% for Class B shares, assuming a 31% income tax rate.




NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market.

The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000.

The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July lst of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month-end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

The Salomon Brothers High Yield Market Index includes cash-pay and deferred-interest corporate bonds with remaining maturities of at least one year. All bonds in the index are publicly placed, have a fixed coupon and are non-convertible. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least 1 year; and been issued after December 31, 1990. Recently the index included 31,098 issues totaling $440 billion par amount. The index represents approximately 30% of the municipal bond market capitalization.

Each Fund's investment performance may be advertised in various financial publications, newspapers and magazines.

From time to time MSF may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                     TAXES

Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds, other than the International Equity Fund, anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their tax returns.

For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a
Fund's distributions to shareholders.   The Funds will take into account the
special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of a Fund, (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends or capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the- Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

For the International Equity Fund, if more than 50% of the Fund's assets at year-end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

MUNICIPAL BOND FUND. The Municipal Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.




The Fund uses the "average annual" method to determine the designated percentage of dividends that qualifes as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund's income that was tax-exempt during the period from which the distribution was made.




Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                   CUSTODIANS

Portfolio securities of each Fund are held pursuant to a Custodian Agreement between MSF and the Fund's custodian. The custodian for the domestic securities of the Growth and Income Stock Fund, High Yield Bond Fund and Municipal Bond Fund is Bankers Trust Company, 16 Wall Street, New York, New York 10015. The custodian for the domestic securities of the Aggressive Growth Stock Fund, the Growth Stock Fund, the Index 500 Stock Fund, the Asset Allocation Fund and the Select Bond Fund is the Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081. The custodian for the International Equity Fund and any foreign assets of the Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodians maintain custody of securities and other assets of the respective Funds and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Funds.

                            TRANSFER AGENT SERVICES

National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105, is the transfer agent for each Fund.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Price Waterhouse LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, is the independent public accountant of MSF and performs auditing services for MSF.

                              FINANCIAL STATEMENTS



MSF's and each Fund's audited financial statements as of March 31, 1998, together with the notes thereto and the report of Price Waterhouse LLP, are attached to this SAI.




                                   APPENDIX A

Description of Ratings as Provided by the Rating Services

CORPORATE BONDS

Moody's Investors Service, Inc.
-------------------------------

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this series.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated series of bonds and are regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic ratings classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's
-----------------

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC--Debt rated "CCC" has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC--The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C--The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating "CI" is reserved for income bonds on which no interest is being paid.

D--Debt rated "D" is in payment default. The "D" rating is used when interest payments or principal are not made on the date due even if the applicable grace period has not expired, unless S&P believe that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-)--The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.


PREFERRED STOCKS

     Moody's Investors Service, Inc.
     -------------------------------
     aaa--considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa--considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a--considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa--considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba--considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this series.

     b--generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa--likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca--speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
     c--lowest rated series of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's
     -----------------

     "AAA"--This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     "AA"--A preferred stock issue rated "AA" also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

     "A"--An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     "BBB"--An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A" category.

     "BB", "B", "CCC"--Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "CC"--The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     "C"--The preferred stock rated "C" is a non-paying issue.

     "D"--A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus(+) or Minus(-)--To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

     Moody's Investors Service
     -------------------------

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of one year.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. PRIME-1 repayment ability will often be evidenced by the following characteristics:

     --   Leading market positions in well-established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     Standard & Poor's
     -----------------

     S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 Commercial paper rated "A-1" is regarded as having a very strong degree of safety regarding timely payment. A "+" designation is applied to those issues which possess extremely strong safety characteristics.

     A-2 Commercial paper rated "A-2" is regarded as having a satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1"

     A-3 Commercial paper rated "A-3" is regarded as having an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Commercial paper rated "B" is regarded as having only speculative capacity for timely payment.

     C Commercial paper rated "C" is regarded as having a doubtful capacity for repayment.

     D Commercial paper rated "D" is in payment default. The "D" rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MUNICIPAL OBLIGATIONS

     Moody's Investors Service Municipal Bond Ratings
     ------------------------------------------------

     Aaa--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure

     Aa--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds; together with Aaa group they comprise what are generally known as "high grade bonds"

     A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future

     Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time

     Ba--protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured

     B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small
     Caa--poor standing; may be in default or there may be present elements of danger with respect to principal and interest

     Ca--speculative in a high degree; often in default

     C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     Moody's ratings of state and municipal notes:
     ---------------------------------------------

     Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

     MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both;

     MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

     Description of Moody's highest commercial paper rating:
     -------------------------------------------------------

     Prime-1 ("P-1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     Standard & Poor's Municipal Bond Ratings
     ------------------------------------------

     AAA--has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest

     AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

     A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions

     BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category

     BB--B--CCC--CC--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligations; BB is being paid

     D--in default, and payment of principal and/or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Standard & Poor's ratings of municipal notes:
     -----------------------------------------------

     SP-1 + --very strong capacity to pay principal and interest

     SP-1--strong capacity to pay principal and interest.

     Descriptions of S&P's highest commercial paper ratings:
     -------------------------------------------------------

     A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming

     A-1 -- This designation indicates the degree of safety regarding timely payment is very strong


                                   APPENDIX B

                               Glossary of Terms

Certificate of Deposit
----------------------
A certificate of deposit is a short term obligation of a commercial bank.

Eurodollar Certificate of Deposit
---------------------------------
A Eurodollar certificate of deposit is a short term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Time Deposit
------------
A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance
-------------------
A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Variable Amount Master Note
---------------------------
A variable amount master note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.

Commercial Paper
----------------
Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs.






REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Mason Street Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds, Inc., hereafter referred to as "the Funds") at March 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period March 31, 1997 (commencement of operations) to March 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of the securities at March 31, 1998 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP
Milwaukee, Wisconsin
May 7, 1998


FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
-----------------------------------------------------------------------
ASSETS
Common Stocks (cost $29,614,223)                           $41,734,833
Money Market Investments (cost $798,923)                       798,923
-----------------------------------------------------------------------
                                                            42,533,756
=======================================================================
Cash                                                            90,479
Due from Sale of Securities                                    959,596
Due from Sale of Fund Shares                                    48,615
Unamortized Organizational Costs                                16,530
Dividends and Interest Receivable                                3,355
-----------------------------------------------------------------------
  TOTAL ASSETS                                              43,652,331
=======================================================================
LIABILITIES
Due on Purchase of Securities                                   70,412
Other Accrued Liabilities                                       33,151
Due to Investment Advisor                                       25,836
Accrued Shareholder Servicing Fees                               5,581
Accrued Administrative Fees                                      3,444
Due on Redemption of Fund Shares                                 3,582
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                            142,006
=======================================================================
NET ASSETS                                                 $43,510,325
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,000,807 shares outstanding)                      $31,348,532
Undistributed Accumulated Net
 Realized Gain on Investments                                   41,183
Net Unrealized Appreciation of
 Investment Securities                                      12,120,610
-----------------------------------------------------------------------
NET ASSETS FOR 3,000,807
 SHARES OUTSTANDING                                        $43,510,325
=======================================================================
Per Share of Class A (Based on
 2,871,235 Shares Issued and Outstanding):
  OFFERING PRICE                                                $15.22
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $14.50
=======================================================================
Per Share of Class B (Based on 129,572
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                $14.43
=======================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $548)                 $34,737
 Interest                                                       84,013
-----------------------------------------------------------------------
  TOTAL INCOME                                                 118,750
=======================================================================
Expenses
 Management Fees                                               257,514
 Shareholder Servicing Fees                                     85,838
 Transfer Agent Fees                                            57,800
 Registration Fees                                              40,262
 Other Expenses                                                 44,549
 Distribution Fees:
   Class A                                                      33,634
   Class B                                                       5,260
 Administrative Fees                                            34,335
 Custody Fees                                                   16,727
-----------------------------------------------------------------------
   TOTAL EXPENSES                                              575,919
=======================================================================
   Less:
     Custodian Fees Paid Indirectly                            (4,887)
     Expenses Reimbursed by Affiliates                       (120,116)
-----------------------------------------------------------------------
   TOTAL NET EXPENSES                                          450,916
=======================================================================
 NET INVESTMENT LOSS                                         (332,166)
=======================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on Investments                             1,864,006
Net Change in Unrealized Appreciation
 of Investments for the Period                              12,120,610
-----------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                     13,984,616
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                 $13,652,450
=======================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
AGGRESSIVE GROWTH STOCK FUND
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
-----------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Loss                                            $(332,166)
  Net Realized Gain on Investments                                1,864,006
  Net Change in Unrealized Appreciation
    of Investments for the Period                                12,120,610
-----------------------------------------------------------------------------
    Net Increase in Net Assets
      Resulting from Operations                                  13,652,450
=============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
    from Net Realized Gain on Investments                        (1,513,217)
  Distributions to Class B Shareholders
    from Net Realized Gain on Investments                           (45,705)
-----------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
      from Distributions to Shareholders                         (1,558,922)
=============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,757,475 Shares                         28,325,850
  Proceeds from Shares Issued on
    Reinvestment of Distributions Paid (121,508 shares)           1,511,566
  Payments for 8,348 Shares Redeemed                               (110,997)
-----------------------------------------------------------------------------
    Net Increase in Net Assets
      Resulting from Class A
      Fund Share Transactions (2,870,635 shares)                 29,726,419
=============================================================================
 Class B
  Proceeds from Sale of 126,434 Shares                            1,647,644
  Proceeds from Shares Issued on
    Reinvestment of Distributions Paid (3,678 shares)                45,607
  Payments for 1,140 Shares Redeemed                                (14,873)
-----------------------------------------------------------------------------
    Net Increase in Net Assets
      Resulting from Class B
      Fund Share Transactions (128,972 shares)                    1,678,378
=============================================================================
 TOTAL INCREASE IN NET ASSETS                                    43,498,325

NET ASSETS
 Beginning of Period                                                 12,000
=============================================================================
 END OF PERIOD                                                  $43,510,325
=============================================================================

The accompanying Notes are an integral part of the Financial Statements.



FINANCIAL HIGHLIGHTS
                                                    CLASS A          CLASS B
                                                 --------------  --------------
                                                 For the Twelve  For the Twelve
                                                  Months Ended    Months Ended
(For a share outstanding throughout the period)  March 31, 1998  March 31, 1998
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                  $10.00         $10.00
  Income from Investment Operations:
    Net Investment Loss<F1>                            (0.12)         (0.21)
    Net Realized and Unrealized
      Gains on Investments                               5.18           5.18
-------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                    5.06           4.97
===============================================================================
  Less Distributions:
    Distributions from Net Investment Income             0.00           0.00
    Distributions from Realized
      Gains on Investments                             (0.56)         (0.54)
-------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                               (0.56)         (0.54)
===============================================================================
 NET ASSET VALUE, END OF PERIOD                        $14.50         $14.43
===============================================================================
 TOTAL RETURN<F2>                                      51.57%         50.59%
===============================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                        $41,640,193     $1,870,132
===============================================================================
 RATIO OF NET EXPENSES TO
   AVERAGE NET ASSETS                                   1.30%          1.95%
===============================================================================
 RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS                                   1.64%          2.29%
===============================================================================
 RATIO OF NET INVESTMENT LOSS TO
   AVERAGE NET ASSETS                                 (0.96)%        (1.61)%
===============================================================================
 PORTFOLIO TURNOVER RATE                               64.91%         64.91%
===============================================================================
 AVERAGE COMMISSION RATE                              $0.0548        $0.0548
===============================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
INTERNATIONAL EQUITY FUND
March 31, 1998
-----------------------------------------------------------------------
ASSETS
Common Stocks (cost $25,689,376)                           $27,111,225
Money Market Investments (cost $3,492,475)                   3,492,475
-----------------------------------------------------------------------
                                                            30,603,700
=======================================================================
Cash                                                            65,840
Due from Sale of Fund Shares                                   179,924
Dividends Receivable                                           120,489
Unamortized Organizational Costs                                16,519
Other Receivables                                                1,529
-----------------------------------------------------------------------
  TOTAL ASSETS                                              30,988,001
=======================================================================
LIABILITIES
Due on Purchase of Securities                                   11,553
Other Accrued Liabilities                                       28,456
Due to Investment Advisor                                       20,834
Accrued Administrative Fees                                     13,742
Due on Redemption of Fund Shares                                10,677
Accrued Shareholder Servicing Fees                               3,937
Accrued Distribution Expense                                     2,045
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                             91,244
=======================================================================
NET ASSETS                                                 $30,896,757
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,920,454 shares outstanding)                      $29,184,788
Undistributed Net Investment Income                            115,120
Undistributed Accumulated Net
 Realized Gain on Investments                                  175,688
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                       1,421,849
 Foreign Currency Transactions                                   (688)
-----------------------------------------------------------------------
NET ASSETS FOR 2,920,454
 SHARES OUTSTANDING                                        $30,896,757
=======================================================================
Per Share of Class A (Based on
 2,783,288 Shares Issued and Outstanding):
  OFFERING PRICE                                                $11.11
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $10.58
=======================================================================
Per Share of Class B (Based on 137,166
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                $10.53
=======================================================================

STATEMENT OF OPERATIONS

For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $78,856)             $667,687
 Interest                                                      421,775
-----------------------------------------------------------------------
  TOTAL INCOME                                               1,089,462
=======================================================================
Expenses
 Management Fees                                               231,461
 Custody Fees                                                   88,942
 Shareholder Servicing Fees                                     68,077
 Transfer Agent Fees                                            53,278
 Other Expenses                                                 46,210
 Registration Fees                                              39,573
 Distribution Fees:
  Class A                                                       26,652
  Class B                                                        4,343
 Administrative Fees                                            27,231
-----------------------------------------------------------------------
  TOTAL EXPENSES                                               585,767
=======================================================================
  Less:
    Expenses Reimbursed by Affiliates                        (132,677)
-----------------------------------------------------------------------
 TOTAL NET EXPENSES                                            453,090
=======================================================================
 NET INVESTMENT INCOME                                         636,372
=======================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Gain on:
 Investment Securities                                         175,688
 Foreign Currency Transactions                                   5,723
-----------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                             181,411
=======================================================================
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                                      1,421,849
  Foreign Currency Transactions                                  (688)
-----------------------------------------------------------------------
    NET CHANGE IN UNREALIZED APPRECIATION
     FOR THE PERIOD                                          1,421,161
=======================================================================
NET GAIN ON INVESTMENTS                                      1,602,572
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $2,238,944
=======================================================================

The accompanying Notes are an integral part of the Financial Statements.



STATEMENT OF CHANGES IN NET ASSETS
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                          $636,372
  Net Realized Gain on Investments                                181,411
  Net Unrealized Appreciation of Investments
    and Foreign Currency Transactions for the Period            1,421,161
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations        2,238,944
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
    from Net Investment Income                                  (575,912)
  Distributions to Class B Shareholders
    from Net Investment Income                                   (18,152)
-------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
      from Distributions to Shareholders                        (594,064)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,746,325 Shares                       27,522,507
  Proceeds from Shares Issued on
    Reinvestment of Distributions Paid (59,873 shares)            575,381
  Payments for 23,510 Shares Redeemed                           (244,631)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
      from Class A Fund Share Transactions (2,782,688 shares)  27,853,257
==============================================================================
 Class B
  Proceeds from Sale of 141,383 Shares                          1,436,283
  Proceeds from Shares Issued on
    Reinvestment of Distributions Paid (1,897 shares)              18,150
  Payments for 6,714 Shares Redeemed                             (67,813)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
      from Class B Fund Share Transactions (136,566 shares)     1,386,620
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                  30,884,757

NET ASSETS
 Beginning of Period                                               12,000
==============================================================================
 END OF PERIOD (INCLUDES UNDISTRIBUTED
    NET INVESTMENT INCOME OF $115,120)                        $30,896,757
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.



FINANCIAL HIGHLIGHTS
INTERNATIONAL EQUITY FUND
                                                   CLASS A         CLASS B
                                               --------------- ---------------
                                                For the Twelve  For the Twelve
                                                 Months Ended    Months Ended
(For a share outstanding                        March 31, 1998  March 31, 1998
   throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                         0.24             0.10
    Net Realized and Unrealized
     Gains on Investments                             0.56             0.63
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 0.80             0.73
================================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.22)           (0.20)
    Distributions from Realized
     Gains on Investments                             0.00             0.00
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (0.22)           (0.20)
================================================================================
 NET ASSET VALUE, END OF PERIOD                     $10.58           $10.53
================================================================================
 TOTAL RETURN<F2>                                    8.19%            7.49%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $29,451,833       $1,444,924
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         1.65%            2.30%
================================================================================
 RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS                                2.13%            2.78%
================================================================================
 RATIO OF NET INVESTMENT
   INCOME TO AVERAGE NET ASSETS                      2.34%            1.69%
================================================================================
 PORTFOLIO TURNOVER RATE                            10.07%           10.07%
================================================================================
 AVERAGE COMMISSION RATE                           $0.0016          $0.0016
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
-----------------------------------------------------------------------
ASSETS
Common Stocks (cost $24,649,137)                           $34,240,761
Money Market Investments (cost $4,692,797)                   4,692,797
-----------------------------------------------------------------------
                                                            38,933,558
=======================================================================
Cash                                                            63,642
Due from Sale of Fund Shares                                    32,860
Due from Sale of Securities                                     25,677
Dividends and Interest Receivable                               21,306
Futures Variation Margin                                        16,800
Unamortized Organizational Costs                                16,530
-----------------------------------------------------------------------
  TOTAL ASSETS                                              39,110,373
=======================================================================
LIABILITIES
Due to Investment Advisor                                       23,437
Other Accrued Liabilities                                       17,985
Due on Purchase of Securities                                   16,959
Accrued Registration Fees                                        8,249
Accrued Shareholder Servicing Fees                               5,062
Accrued Administrative Fees                                      3,122
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                             74,814
=======================================================================
NET ASSETS                                                 $39,035,559
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,769,595 shares outstanding)                      $28,203,930
Undistributed Net Investment Income                             23,034
Undistributed Accumulated Net
 Realized Gain on Investments                                1,168,002
Net Unrealized Appreciation of:
 Investment Securities                                       9,591,624
 Index Futures Contracts                                        48,969
-----------------------------------------------------------------------
NET ASSETS FOR 2,769,595
 SHARES OUTSTANDING                                        $39,035,559
=======================================================================
Per Share of Class A (Based on
 2,711,768 Shares Issued and Outstanding):
  OFFERING PRICE                                                $14.80
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $14.10
=======================================================================
Per Share of Class B (Based on 57,827
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                $14.03
=======================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $3,002)              $318,476
 Interest                                                      187,641
-----------------------------------------------------------------------
  TOTAL INCOME                                                 506,117
=======================================================================
Expenses
 Management Fees                                               238,548
 Shareholder Servicing Fees                                     79,516
 Transfer Agent Fees                                            46,785
 Registration Fees                                              39,400
 Distribution Fees:
  Class A                                                       31,529
  Class B                                                        2,083
 Administrative Fees                                            31,806
 Other Expenses                                                 21,736
 Shareholder Reporting Expenses                                 13,708
 Custody Fees                                                   13,083
 Directors Fees                                                  4,933
 Professional Fees                                               3,188
-----------------------------------------------------------------------
  TOTAL EXPENSES                                               526,315
=======================================================================
  Less:
    Custodian Fees Paid Indirectly                             (4,740)
    Expenses Reimbursed by Affiliates                        (106,287)
-----------------------------------------------------------------------
  TOTAL NET EXPENSES                                           415,288
=======================================================================
 NET INVESTMENT INCOME                                          90,829
=======================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                                       1,535,122
 Futures Contracts                                             430,937
-----------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                           1,966,059
=======================================================================
Net Change in Unrealized Appreciation of:
 Investment Securities                                       9,591,624
 Index Futures Contracts                                        48,969
-----------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                            9,640,593
=======================================================================
NET GAIN ON INVESTMENTS                                     11,606,652
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                 $11,697,481
=======================================================================

The accompanying Notes are an integral part of the Financial Statements.



STATEMENT OF CHANGES IN NET ASSETS
GROWTH STOCK FUND
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                             $90,829
  Net Realized Gain on Investments                                1,966,059
  Net Change in Unrealized Appreciation of
   Investments for the Period                                     9,640,593
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations         11,697,481
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
   from Net Investment Income                                     (134,147)
  Distributions to Class A Shareholders
   from Net Realized Gain on Investments                          (787,500)
  Distributions to Class B Shareholders
   from Net Investment Income                                       (1,034)
  Distributions to Class B Shareholders
   from Net Realized Gain on Investments                           (10,555)
------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
     from Distributions to Shareholders                           (933,236)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,643,059 Shares                         26,708,776
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (75,479 shares)                           921,596
  Payments for 7,370 Shares Redeemed                               (90,416)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
    from Class A Fund Share Transactions (2,711,168 shares)      27,539,956
==============================================================================
 Class B
  Proceeds from Sale of 56,279 Shares                               707,826
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (951 shares)                                11,573
  Payments for 3 Shares Redeemed                                       (41)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class B Fund Share Transactions (57,227 shares)           719,358
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                    39,023,559

NET ASSETS
 Beginning of Period                                                 12,000
==============================================================================
 END OF PERIOD
  (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $23,034)     $39,035,559
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.



FINANCIAL HIGHLIGHTS
                                                   CLASS A         CLASS B
                                                --------------  --------------
                                                For the Twelve  For the Twelve
(For a share outstanding                         Months Ended    Months Ended
   throughout the period)                       March 31, 1998  March 31, 1998
------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income (Loss)<F1>                  0.04           (0.05)
    Net Realized and Unrealized Gains
     on Investments                                   4.41             4.41
------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 4.45             4.36
==============================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.05)           (0.03)
    Distributions from Realized Gains
     on Investments                                 (0.30)           (0.30)
------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (0.35)           (0.33)
==============================================================================
 NET ASSET VALUE, END OF PERIOD                     $14.10           $14.03
==============================================================================
 TOTAL RETURN<F2>                                   45.08%           44.12%
==============================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $38,224,386         $811,173
==============================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         1.30%            1.95%
==============================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS       1.63%            2.28%
==============================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                              0.29%          (0.36)%
==============================================================================
 PORTFOLIO TURNOVER RATE                            37.52%           37.52%
==============================================================================
 AVERAGE COMMISSION RATE                           $0.0510          $0.0510
==============================================================================

<F1>Calculated based on average shares outstanding.
<F2>Total return includes deductions for management and other Fund expenses;
    excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
GROWTH AND INCOME STOCK FUND
March 31, 1998
-----------------------------------------------------------------------
ASSETS
 Common Stocks (cost $33,869,062)                           $38,435,411
-----------------------------------------------------------------------
Due from Sale of Securities                                   2,173,083
Due from Sale of Fund Shares                                     71,479
Dividends and Interest Receivable                                41,193
Unamortized Organizational Costs                                 16,530
-----------------------------------------------------------------------
  TOTAL ASSETS                                               40,737,696
=======================================================================
LIABILITIES
Due on Purchase of Securities                                 1,340,507
Due to Investment Advisor                                        27,876
Other Accrued Liabilities                                        22,782
Accrued Registration Fees                                         8,662
Accrued Shareholder Servicing Fees                                5,096
Accrued Administrative Fees                                       3,155
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                           1,408,078
=======================================================================
NET ASSETS                                                  $39,329,618
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,161,911 shares outstanding)                       $32,330,139
Undistributed Net Investment Income                              28,998
Undistributed Accumulated Net
 Realized Gain on Investments                                 2,404,132
Net Unrealized Appreciation of
 Investment Securities                                        4,566,349
-----------------------------------------------------------------------
NET ASSETS FOR 3,161,911
 SHARES OUTSTANDING                                         $39,329,618
=======================================================================
Per Share of Class A (Based on
 3,038,315 Shares Issued and Outstanding):
  OFFERING PRICE                                                 $13.06
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                           $12.44
=======================================================================
Per Share of Class B (Based on 123,596
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                 $12.37
=======================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $2,060)               $462,835
 Interest                                                        41,179
-----------------------------------------------------------------------
  TOTAL INCOME                                                  504,014
=======================================================================
Expenses
 Management Fees                                                208,331
 Shareholder Servicing Fees                                      80,127
 Transfer Agent Fees                                             48,311
 Other Expenses                                                  44,834
 Registration Fees                                               39,813
 Distribution Fees:
  Class A                                                        31,548
  Class B                                                         3,769
 Administrative Fees                                             32,051
 Custody Fees                                                    21,589
-----------------------------------------------------------------------
  TOTAL EXPENSES                                                510,373
=======================================================================
  Less:
    Custodian Fees Paid Indirectly                              (3,758)
    Expenses Reimbursed by Affiliates                         (118,738)
-----------------------------------------------------------------------
  TOTAL NET EXPENSES                                            387,877
=======================================================================
 NET INVESTMENT INCOME                                          116,137
=======================================================================
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net Realized Gain on Investments                              6,264,818
Net Change in Unrealized Appreciation
 of Investments for the Period                                4,566,349
-----------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                      10,831,167
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $10,947,304
=======================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                            $116,137
  Net Realized Gain on Investments                                6,264,818
  Net Change in Unrealized Appreciation
   of Investments for the Period                                  4,566,349
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations         10,947,304
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
   from Net Investment Income                                     (152,006)
  Distributions to Class A Shareholders
   from Net Realized Gain on Investments                        (3,768,242)
  Distributions to Class B Shareholders
   from Net Investment Income                                       (2,604)
  Distributions to Class B Shareholders
   from Net Realized Gain on Investments                           (92,540)
------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
     from Distributions to Shareholders                         (4,015,392)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,700,758 Shares                         27,377,915
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (366,764 shares)                         3,917,041
  Payments for 29,807 Shares Redeemed                             (358,157)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class A Fund Share Transactions (3,037,715 shares)     30,936,799
==============================================================================
 Class B
  Proceeds from Sale of 116,172 Shares                            1,379,764
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (8,931 shares)                              95,020
  Payments for 2,107 Shares Redeemed                               (25,877)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class B Fund Share Transactions (122,996 shares)        1,448,907
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                    39,317,618

NET ASSETS
 Beginning of Period                                                 12,000
==============================================================================
 END OF PERIOD
  (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $28,998)     $39,329,618
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
GROWTH AND INCOME STOCK FUND
                                                  CLASS A          CLASS B
                                               --------------  --------------
                                               For the Twelve  For the Twelve
(For a share outstanding                        Months Ended    Months Ended
   throughout the period)                      March 31, 1998  March 31, 1998
------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income (Loss)<F1>                  0.04           (0.03)
    Net Realized and Unrealized Gains
     on Investments                                   3.90             3.88
------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 3.94             3.85
==============================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.06)           (0.04)
    Distributions from Realized Gains
     on Investments                                 (1.44)           (1.44)
------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (1.50)           (1.48)
==============================================================================
 NET ASSET VALUE, END OF PERIOD                     $12.44           $12.37
==============================================================================
 TOTAL RETURN<F2>                                   41.90%           40.96%
==============================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $37,800,412       $1,529,206
==============================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         1.20%            1.85%
==============================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS       1.57%            2.22%
==============================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                              0.37%          (0.28)%
==============================================================================
 PORTFOLIO TURNOVER RATE                           140.29%          140.29%
==============================================================================
 AVERAGE COMMISSION RATE                           $0.0440          $0.0440
==============================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
-----------------------------------------------------------------------
ASSETS
Common Stocks (cost $31,353,818)                            $43,312,795
Money Market Investments (cost $4,292,797)                    4,292,797
-----------------------------------------------------------------------
                                                             47,605,592
=======================================================================
Cash                                                             12,644
Due from Sale of Fund Shares                                    171,101
Dividends and Interest Receivable                                45,205
Futures Variation Margin                                         16,800
Unamortized Organizational Costs                                 16,530
Due from Sale of Securities                                          58
-----------------------------------------------------------------------
  TOTAL ASSETS                                               47,867,930
=======================================================================
LIABILITIES
Other Accrued Liabilities                                        11,442
Due to Investment Advisor                                        11,310
Accrued Registration Fees                                         9,359
Accrued Transfer Agent Fees                                       7,246
Accrued Shareholder Servicing Fees                                6,088
Accrued Distribution Expense                                      3,861
Accrued Administrative Fees                                       3,758
Due on Redemption of Fund Shares                                    730
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                              53,794
=======================================================================
NET ASSETS                                                  $47,814,136
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,315,845 shares outstanding)                       $35,159,466
Undistributed Net Investment Income                             106,574
Undistributed Accumulated Net
 Realized Gain on Investments                                   340,344
Net Unrealized Appreciation of:
 Investment Securities                                       11,958,977
 Index Futures Contracts                                        248,775
-----------------------------------------------------------------------
NET ASSETS FOR 3,315,845
 SHARES OUTSTANDING                                         $47,814,136
=======================================================================
Per Share of Class A (Based on
 3,019,915 Shares Issued and Outstanding):
  OFFERING PRICE                                                 $15.15
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                           $14.43
=======================================================================
Per Share of Class B (Based on 295,930
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                 $14.35
=======================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $4,195)               $559,922
 Interest                                                       100,992
-----------------------------------------------------------------------
  TOTAL INCOME                                                  660,914
=======================================================================
Expenses
 Management Fees                                                104,488
 Shareholder Servicing Fees                                      87,074
 Transfer Agent Fees                                             55,777
 Distribution Fees:
  Class A                                                        33,303
  Class B                                                        11,450
 Registration Fees                                               41,629
 Custody Fees                                                    38,529
 Administrative Fees                                             34,829
 Shareholder Reporting Expenses                                  19,791
 Other Expenses                                                  17,258
 Audit Fees                                                      15,001
 Directors' Fees                                                  4,933
 Professional Fees                                                3,192
-----------------------------------------------------------------------
  TOTAL EXPENSES                                                467,254
=======================================================================
  Less:
    Custodian Fees Paid Indirectly                              (3,987)
    Expenses Reimbursed by Affiliates                         (157,294)
-----------------------------------------------------------------------
  TOTAL NET EXPENSES                                            305,973
=======================================================================
 NET INVESTMENT INCOME                                          354,941
=======================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                                          136,583
 Index Futures Contracts                                        398,819
-----------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                              535,402
=======================================================================
Net Change in Unrealized Appreciation of:
 Investment Securities                                       11,958,977
 Index Futures Contracts                                        248,775
=======================================================================
  NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                            12,207,752
=======================================================================
NET GAIN ON INVESTMENTS                                      12,743,154
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $13,098,095
=======================================================================
The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
INDEX 500 STOCK FUND
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                            $354,941
  Net Realized Gain on Investments                                  535,402
  Net Change in Unrealized Appreciation
   of Investments and Foreign Currency Transactions
   for the Period                                                12,207,752
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations         13,098,095
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
   from Net Investment Income                                     (300,021)
  Distributions to Class A Shareholders
   from Net Realized Gain on Investments                          (183,740)
  Distributions to Class B Shareholders
   from Net Investment Income                                      (17,018)
  Distributions to Class B Shareholders
   from Net Realized Gain on Investments                           (11,318)
------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
     from Distributions to Shareholders                           (512,097)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 3,001,056 Shares                         31,280,916
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (39,415 shares)                            482,830
  Payments for 21,156 Shares Redeemed                             (254,109)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class A Fund Share Transactions (3,019,315 shares)     31,509,637
==============================================================================
 Class B
  Proceeds from Sale of 311,242 Shares                            3,901,288
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (2,318 shares)                              28,306
  Payments for 18,230 Shares Redeemed                             (223,093)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class B Fund Share Transactions (295,330 shares)        3,706,501
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                    47,802,136

NET ASSETS
 Beginning of Period                                                 12,000
==============================================================================
 END OF PERIOD
  (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $106,574)    $47,814,136
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                  $10.00        $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                            0.13          0.05
    Net Realized and Unrealized Gains on Investments     4.48          4.47
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                    4.61           4.52
================================================================================
  Less Distributions:
    Distributions from Net Investment Income           (0.11)         (0.10)
    Distributions from Realized Gains on Investments   (0.07)         (0.07)
--------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                (0.18)         (0.17)
================================================================================
 NET ASSET VALUE, END OF PERIOD                        $14.43         $14.35
================================================================================
 TOTAL RETURN<F2>                                      46.35%         45.44%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                          $43,567,584   $4,246,552
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS              0.85%        1.50%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS            1.30%        1.95%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS     1.04%        0.39%
================================================================================
 PORTFOLIO TURNOVER RATE                                  2.47%        2.47%
================================================================================
 AVERAGE COMMISSION RATE                                $0.0255      $0.0255
================================================================================
<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
ASSET ALLOCATION FUND
March 31, 1998
-------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $12,105,511)                                 $16,437,695
Bonds (cost $10,890,130)                                          11,190,492
Foreign Common Stock (cost $3,235,701)                             3,977,631
Money Market Investments (cost $2,991,454)                         2,991,454
Preferred Stock (cost $977,500)                                    1,080,000
----------------------------------------------------------------------------
                                                                  35,677,272
============================================================================
Cash                                                                  32,711
Due from Sale of Securities                                          202,748
Due from Sale of Fund Shares                                         140,680
Dividends and Interest Receivable                                    135,631
Unamortized Organizational Costs                                      16,530
Futures Variation Margin                                               3,600
----------------------------------------------------------------------------
  TOTAL ASSETS                                                    36,209,172
============================================================================
LIABILITIES
Other Accrued Liabilities                                             30,779
Due to Investment Advisor                                             22,514
Due on Purchase of Securities                                         12,692
Accrued Shareholder Servicing Fees                                     4,644
Accrued Administrative Fees                                            2,895
Accrued Distribution Expense                                           2,398
----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   75,922
============================================================================
NET ASSETS                                                       $36,133,250
============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,934,445 shares outstanding)                            $29,951,343
Undistributed Net Investment Income                                  231,052
Undistributed Accumulated Net
 Realized Gain on Investments                                        464,542
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                             5,476,976
 Futures Contracts                                                     9,367
 Foreign Currency Transactions                                          (30)
----------------------------------------------------------------------------
NET ASSETS FOR 2,934,445
 SHARES OUTSTANDING                                              $36,133,250
============================================================================
Per Share of Class A (Based on
 2,806,418 Shares Issued and Outstanding):
  OFFERING PRICE                                                      $12.93
============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                $12.32
============================================================================
Per Share of Class B (Based on 128,027
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $12.26
============================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
----------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                           $957,934
 Dividends (less foreign dividend tax of $7,589)                     268,572
----------------------------------------------------------------------------
 TOTAL INCOME                                                      1,226,506
============================================================================
Expenses
 Management Fees                                                     212,831
 Shareholder Servicing Fees                                           76,011
 Transfer Agent Fees                                                  46,134
 Registration Fees                                                    39,785
 Distribution Fees:
 Class A                                                              29,773
 Class B                                                               4,738
 Administrative Fees                                                  30,404
 Custody Fees                                                         29,363
 Shareholder Reporting Expenses                                       16,418
 Audit Fees                                                           16,290
 Other Expenses                                                       13,275
 Directors' Fees                                                       4,933
 Professional Fees                                                     3,836
----------------------------------------------------------------------------
 TOTAL EXPENSES                                                      523,791
============================================================================
 Less:
  Custodian Fees Paid Indirectly                                    (10,926)
  Expenses Reimbursed by Affiliates                                 (98,299)
----------------------------------------------------------------------------
 TOTAL NET EXPENSES                                                  414,566
============================================================================
 NET INVESTMENT INCOME                                               811,940
============================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                             1,056,714
 Futures Contracts                                                    80,645
 Foreign Currency Transactions                                         (116)
----------------------------------------------------------------------------
 NET REALIZED GAIN FOR THE PERIOD                                  1,137,243
============================================================================
Net Change in Unrealized Appreciation
 (Depreciation) of:
 Investment Securities                                             5,476,976
 Future Contracts                                                      9,367
 Foreign Currency Transactions                                          (30)
----------------------------------------------------------------------------
 NET CHANGE IN UNREALIZED
  APPRECIATION FOR THE PERIOD                                      5,486,313
============================================================================
NET GAIN ON INVESTMENTS                                            6,623,556
============================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $7,435,496
============================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                For the Twelve
                                                                 Months Ended
                                                                March 31, 1998
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                                         $811,940
     Net Realized Gain on Investments                             1,137,243
     Net Change in Unrealized Appreciation of
       Investments and Foreign Currency
       Transactions for the Period                                5,486,313
--------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting from Operations     7,435,496
================================================================================
  Distributions to Shareholders
     Distributions to Class A Shareholders from
       Net Investment Income                                      (627,696)
     Distributions to Class A Shareholders from
       Net Realized Gain on Investments                           (650,292)
     Distributions to Class B Shareholders from
       Net Investment Income                                       (20,006)
     Distributions to Class B Shareholders from
       Net Realized Gain on Investments                            (22,525)
-------------------------------------------------------------------------------
         Net Decrease in Net Assets Resulting
           from Distributions to Shareholders                   (1,320,519)
================================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,700,842 Shares                      27,348,582
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (112,592 shares)                     1,276,794
     Payments for 7,616 Shares Redeemed                            (91,176)
-------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting from
           Class A Fund Share Transactions (2,805,818 shares)    28,534,200
================================================================================
  Class B
     Proceeds from Sale of 127,870 Shares                         1,480,265
     Proceeds from Shares Issued on Reinvestment
        of Distributions Paid (3,763 shares)                         42,525
     Payments for 4,206 Shares Redeemed                            (50,717)
-------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting from
           Class B Fund Share Transactions (127,427 shares)       1,472,073
================================================================================
  TOTAL INCREASE IN NET ASSETS                                   36,121,250

NET ASSETS
  Beginning of Period                                                12,000
================================================================================
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
    INVESTMENT INCOME OF $231,052)                              $36,133,250
================================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
ASSET ALLOCATION FUND
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                 $10.00          $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                           0.31            0.23
    Net Realized and Unrealized Gains on Investments    2.50            2.50
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                   2.81            2.73
================================================================================
  Less Distributions:
    Distributions from Net Investment Income          (0.24)          (0.22)
    Distributions from Realized Gains on Investments  (0.25)          (0.25)
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                              (0.49)          (0.47)
================================================================================
 NET ASSET VALUE, END OF PERIOD                       $12.32          $12.26
================================================================================
 TOTAL RETURN<F2>                                     28.51%          27.69%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                       $34,564,169      $1,569,081
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS           1.35%           2.00%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS         1.67%           2.32%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS                                  2.67%           2.02%
================================================================================
 PORTFOLIO TURNOVER RATE                              65.67%          65.67%
================================================================================
 AVERAGE COMMISSION RATE                             $0.0621         $0.0621
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
-------------------------------------------------------------------------------
ASSETS
Bonds (cost $25,606,692)                                          $26,381,263
Preferred Stock (cost $6,399,615)                                   6,812,053
Money Market Investments (cost $699,677)                              699,677
Common Stock (cost $113,535)                                          107,570
-------------------------------------------------------------------------------
                                                                   34,000,563
===============================================================================
Cash                                                                   96,959
Due from Sale of Securities                                         1,144,617
Dividends and Interest Receivable                                     551,866
Due from Sale of Fund Shares                                          132,240
Unamortized Organizational Costs                                       16,530
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                     35,942,775
===============================================================================
LIABILITIES
Due on Purchase of Securities                                       1,455,174
Income Dividend Payable                                               258,545
Other Accrued Liabilities                                              27,763
Due to Investment Advisor                                              19,737
Accrued Shareholder Servicing Fees                                      4,380
Accrued Administrative Fees                                             2,767
Accrued Distribution Expense                                            2,168
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 1,770,534
===============================================================================
NET ASSETS                                                        $34,172,241
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,167,669 shares outstanding)                             $32,109,366
Undistributed Net Investment Income                                    61,039
Undistributed Accumulated Net
 Realized Gain on Investments                                         820,792
Net Unrealized Appreciation of
 Investment Securities                                              1,181,044
-------------------------------------------------------------------------------
NET ASSETS FOR 3,167,669
 SHARES OUTSTANDING                                               $34,172,241
===============================================================================
Per Share of Class A (Based on
 3,041,500 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $11.33
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                 $10.79
===============================================================================
Per Share of Class B (Based on 126,169
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                       $10.79
===============================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                          $2,441,525
 Dividends                                                            701,221
-------------------------------------------------------------------------------
 TOTAL INCOME                                                       3,142,746
===============================================================================
Expenses
 Management Fees                                                      221,575
 Shareholder Servicing Fees                                            73,858
 Transfer Agent Fees                                                   43,297
 Registration Fees                                                     39,661
 Distribution Fees:
 Class A                                                               29,184
 Class B                                                                2,698
 Administrative Fees                                                   29,543
 Custody Fees                                                          28,783
 Audit Fees                                                            17,001
 Shareholder Reporting Expenses                                        15,591
 Other Expenses                                                        12,264
 Directors' Fees                                                        4,933
 Professional Fees                                                      4,517
-------------------------------------------------------------------------------
 TOTAL EXPENSES                                                       522,905
===============================================================================
 Less:
  Custodian Fees Paid Indirectly                                     (27,758)
  Expenses Reimbursed by Affiliates                                 (108,746)
-------------------------------------------------------------------------------
 TOTAL NET EXPENSES                                                   386,401
===============================================================================
 NET INVESTMENT INCOME                                              2,756,345
===============================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on Investments                                    1,974,379
Net Change in Unrealized Appreciation
 of Investments for the Period                                      1,181,044
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                             3,155,423
===============================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                         $5,911,768
===============================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
HIGH YIELD BOND FUND
                                                                For the Twelve
                                                                 Months Ended
                                                                March 31, 1998
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
 Net Investment Income                                             $2,756,345
 Net Realized Gain on Investments                                   1,974,379
 Net Change in Unrealized Appreciation of
   Investments for the Period                                       1,181,044
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations             5,911,768
===============================================================================
 Distributions to Shareholders
 Distributions to Class A Shareholders from
   Net Investment Income                                          (2,730,612)
 Distributions to Class A Shareholders from
   Net Realized Gain on Investments                               (1,131,057)
 Distributions to Class B Shareholders from
   Net Investment Income                                             (31,293)
 Distributions to Class B Shareholders from
   Net Realized Gain on Investments                                  (22,530)
-------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
      Distributions to Shareholders                               (3,915,492)
===============================================================================
 Fund Share Transactions
 Class A
 Proceeds from Sale of 2,716,144 Shares                            27,328,578
 Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (336,168 shares)                           3,598,592
 Payments for 11,412 Shares Redeemed                                (122,333)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (3,040,900 shares)           30,804,837
===============================================================================
 Class B
 Proceeds from Sale of 121,471 Shares                               1,315,485
 Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (4,331 shares)                                46,162
 Payments for 233 Shares Redeemed                                     (2,519)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (125,569 shares)              1,359,128
===============================================================================
 TOTAL INCREASE IN NET ASSETS                                      34,160,241

NET ASSETS
 Beginning of Period                                                   12,000
===============================================================================
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
   INVESTMENT INCOME OF $61,039)                                  $34,172,241
===============================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00             $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                         1.01               0.93
    Net Realized and Unrealized Gains
      on Investments                                  1.19               1.20
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 2.20               2.13
================================================================================
  Less Distributions:
    Distributions from Net Investment Income        (1.00)             (0.93)
    Distributions from Realized Gains
      on Investments                                (0.41)             (0.41)
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (1.41)             (1.34)
================================================================================
 NET ASSET VALUE, END OF PERIOD                     $10.79             $10.79
================================================================================
 TOTAL RETURN<F2>                                   22.95%             22.09%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $32,811,316         $1,360,925
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         1.30%              1.95%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS                                         1.66%              2.31%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE
  NET ASSETS                                         9.30%              8.65%
================================================================================
 PORTFOLIO TURNOVER RATE                           178.61%            178.61%
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
MUNICIPAL BOND FUND
March 31, 1998
-----------------------------------------------------------------------------
ASSETS
Bonds (cost $26,203,665)                                         $27,642,166
Money Market Investments (cost $600,000)                             600,000
-----------------------------------------------------------------------------
                                                                  28,242,166
=============================================================================
Cash                                                                  14,520
Interest Receivable                                                  511,735
Unamortized Organizational Costs                                      16,530
Due from Sale of Fund Shares                                              83
-----------------------------------------------------------------------------
  TOTAL ASSETS                                                    28,785,034
=============================================================================
LIABILITIES
Income Dividend Payable                                              101,330
Other Accrued Liabilities                                             24,328
Due to Investment Advisor                                              7,044
Accrued Shareholder Servicing Fees                                     3,720
Accrued Administrative Fees                                            2,348
Accrued Distribution Expense                                           1,672
-----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  140,442
=============================================================================
NET ASSETS                                                       $28,644,592
=============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,715,965 shares outstanding)                            $27,188,250
Undistributed Net Investment Income                                   29,346
Overdistributed Net
 Realized Gain on Investments                                       (11,505)
Net Unrealized Appreciation of
 Investment Securities                                             1,438,501
-----------------------------------------------------------------------------
NET ASSETS FOR 2,715,965
 SHARES OUTSTANDING                                              $28,644,592
=============================================================================
Per Share of Class A (Based on
 2,671,175 Shares Issued and Outstanding):
  OFFERING PRICE                                                      $11.08
=============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                $10.55
=============================================================================
Per Share of Class B (Based on 44,790
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $10.55
=============================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                         $1,425,930
-----------------------------------------------------------------------------
Expenses
 Management Fees                                                      81,499
 Shareholder Servicing Fees                                           67,916
 Transfer Agent Fees                                                  40,750
 Registration Fees                                                    38,790
 Distribution Fees:
 Class A                                                              26,898
 Class B                                                               2,014
 Administrative Fees                                                  27,167
 Audit Fees                                                           17,305
 Shareholder Reporting Expenses                                       13,198
 Other Expenses                                                       11,452
 Custody Fees                                                          7,207
 Professional Fees                                                     5,615
 Directors' Fees                                                       4,933
-----------------------------------------------------------------------------
 TOTAL EXPENSES                                                      344,744
=============================================================================
 Less:
  Custodian Fees Paid Indirectly                                     (5,484)
  Expenses Reimbursed by Affiliates                                (106,599)
-----------------------------------------------------------------------------
 TOTAL NET EXPENSES                                                  232,661
=============================================================================
 NET INVESTMENT INCOME                                             1,193,269
=============================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                                               227,543
 Futures Contracts                                                   107,131
-----------------------------------------------------------------------------
 NET REALIZED GAIN ON INVESTMENTS
  FOR THE PERIOD                                                     334,674
=============================================================================
Net Change in Unrealized Appreciation of
 Investment Securities                                             1,438,501
-----------------------------------------------------------------------------
 NET CHANGE IN UNREALIZED APPRECIATION
  FOR THE PERIOD                                                   1,438,501
=============================================================================
NET GAIN ON INVESTMENTS                                            1,773,175
=============================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $2,966,444
=============================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                            $1,193,269
  Net Realized Gain on Investments                                    332,018
  Net Change in Unrealized Appreciation of
   Investments for the Period                                       1,441,157
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations            2,966,444
===============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders from
    Net Investment Income                                         (1,219,558)
  Distributions to Class A Shareholders from
    Net Realized Gain on Investments                                (341,287)
  Distributions to Class B Shareholders from
    Net Investment Income                                            (10,261)
  Distributions to Class B Shareholders from
    Net Realized Gain on Investments                                  (4,893)
-------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from
      Distributions to Shareholders                               (1,575,999)
===============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,536,893 Shares                           25,381,407
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (139,366 shares)                          1,460,157
  Payments for 5,684 Shares Redeemed                                 (59,865)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (2,670,575 shares)           26,781,699
===============================================================================
 Class B
  Proceeds from Sale of 44,580 Shares                                 464,616
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (601 shares)                                  6,340
  Payments for 991 Shares Redeemed                                   (10,508)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (44,190 shares)                 460,448
===============================================================================
 TOTAL INCREASE IN NET ASSETS                                      28,632,592
===============================================================================
NET ASSETS
 Beginning of Period                                                   12,000
===============================================================================
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $29,346)                                   $28,644,592
===============================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                         0.46             0.38
    Net Realized and Unrealized Gains
      on Investments                                  0.69             0.70
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 1.15             1.08
================================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.47)           (0.40)
    Distributions from Realized Gains
      on Investments                                (0.13)           (0.13)
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (0.60)           (0.53)
================================================================================
 NET ASSET VALUE, END OF PERIOD                     $10.55           $10.55
================================================================================
 TOTAL RETURN<F2>                                   11.73%           10.93%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $28,172,205         $472,387
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         0.85%            1.50%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS                                        1.24%            1.89%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                                 4.38%            3.73%
================================================================================
 PORTFOLIO TURNOVER RATE                           169.37%          169.37%
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
------------------------------------------------------------------------------
ASSETS
Bonds (cost $26,642,329)                                          $26,360,520
Money Market Investments (cost $2,196,202)                          2,196,202
------------------------------------------------------------------------------
                                                                   28,556,722
==============================================================================
Cash                                                                  111,698
Due from Sale of Securities                                         1,008,025
Interest Receivable                                                   353,129
Due from Sale of Fund Shares                                           53,254
Unamortized Organizational Costs                                       16,530
------------------------------------------------------------------------------
  TOTAL ASSETS                                                     30,099,358
==============================================================================
LIABILITIES
Due on Purchase of Securities                                         497,511
Income Dividend Payable                                               182,998
Due on Foreign Currency Contracts                                      96,132
Other Accrued Liabilities                                              28,855
Futures Variation Margin                                               19,781
Due to Investment Advisor                                               7,167
Accrued Shareholder Servicing Fees                                      3,771
Accrued Administrative Fees                                             2,390
------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   838,605
==============================================================================
NET ASSETS                                                        $29,260,753
==============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,933,342 shares outstanding)                             $29,365,703
Undistributed Net Investment Income                                    68,879
 Undistributed Accumulated Net
 Realized Gain on Investments                                         172,097
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                              (281,809)
 Futures Contracts                                                     30,813
 Foreign Currency Transactions                                       (94,930)
------------------------------------------------------------------------------
NET ASSETS FOR 2,933,342
 SHARES OUTSTANDING                                               $29,260,753
==============================================================================
Per Share of Class A (Based on
 2,868,849 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $10.48
==============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $9.98
==============================================================================
Per Share of Class B (Based on 64,493
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $9.98
==============================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                          $2,133,628
------------------------------------------------------------------------------
Expenses
 Management Fees                                                       82,010
 Shareholder Servicing Fees                                            68,342
 Other Expenses                                                        53,206
 Transfer Agent Fees                                                   40,505
 Registration Fees                                                     38,960
 Distribution Fees:
  Class A                                                              27,165
  Class B                                                               1,289
 Administrative Fees                                                   27,337
 Custody Fees                                                          26,671
------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      365,485
==============================================================================
  Less:
    Custodian Fees Paid Indirectly                                    (9,365)
    Expenses Reimbursed by Affiliates                               (122,483)
------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  233,637
==============================================================================
 NET INVESTMENT INCOME                                              1,899,991
==============================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                              1,686,104
  Futures Contracts                                                 (197,368)
 Foreign Currency Transactions                                          8,565
------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                                  1,497,301
==============================================================================
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                                             (281,809)
  Futures Contracts                                                    30,813
  Foreign Currency Transactions                                      (94,930)
------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
    FOR THE PERIOD                                                  (345,926)
==============================================================================
NET GAIN ON INVESTMENTS                                             1,151,375
==============================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                         $3,051,366
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
SELECT BOND FUND
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                          $1,899,991
  Net Realized Gain on Investments                                1,497,301
  Net Change in Unrealized Depreciation of
    Investments and Foreign Currency Transactions
    for the Period                                                (345,926)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations          3,051,366
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders from
    Net Investment Income                                       (1,894,078)
  Distributions to Class A Shareholders from
    Net Realized Gain on Investments                            (1,304,159)
  Distributions to Class B Shareholders from
    Net Investment Income                                          (11,475)
  Distributions to Class B Shareholders from
    Net Realized Gain on Investments                               (12,480)
------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from
      Distributions to Shareholders                             (3,222,192)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,608,995 Shares                         26,123,497
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (295,732 shares)                        3,008,696
  Payments for 36,478 Shares Redeemed                             (363,818)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (2,868,249 shares)         28,768,375
==============================================================================
 Class B
  Proceeds from Sale of 64,092 Shares                               653,842
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (2,037 shares)                             20,537
  Payments for 2,236 Shares Redeemed                               (23,175)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (63,893 shares)               651,204
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                    29,248,753

NET ASSETS
 Beginning of Period                                                 12,000
==============================================================================
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $68,879)                                 $29,260,753
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.



FINANCIAL HIGHLIGHTS
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                         0.71             0.66
    Net Realized and Unrealized Gains
      on Investments                                  0.46             0.44
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 1.17             1.10
================================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.71)           (0.64)
    Distributions from Realized Gains
      on Investments                                (0.48)           (0.48)
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (1.19)           (1.12)
================================================================================
 NET ASSET VALUE, END OF PERIOD                      $9.98            $9.98
================================================================================
 TOTAL RETURN<F2>                                   12.11%           11.34%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $28,617,421         $643,332
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         0.85%            1.50%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS                                        1.29%            1.94%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS                                6.93%            6.28%
================================================================================
 PORTFOLIO TURNOVER RATE                           362.32%          362.32%
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.



NOTES TO FINANCIAL STATEMENTS

NOTE 1
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street FundsSM consist of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and the Select Bond Fund, collectively known as "the Funds." The Funds commenced operations on March 31, 1997 at $10.00 per share with 1,200 shares in each of the Funds owned by Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). On April 1, 1997, Northwestern Mutual invested an additional $225 million in Mason Street FundsSM; $25 million in the Class A shares in each of the Funds.

Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with contingent deferred sales charge of 5.0% to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

Organizational costs and initial registration expenses are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Funds' commencement of operations. These costs, totaling $417,215, were advanced by Northwestern Mutual and were reimbursed by the Funds equally.

NOTE 2
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized in the  following Notes.

NOTE 3
Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued using procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4
Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the International Equity Fund, Asset Allocation Fund and Select Bond Fund purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Fund, Asset Allocation Fund and Select Bond Fund do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5
The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund invest in futures contracts as an alternative to investing in individual securities. The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

NOTE 6
Income, Fund expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds. For the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund, income and Fund expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly. Capital gain dividends are declared and distributed annually for these Funds.

-------------------------------------------------------------------------------

NOTE 7
Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. Premiums for the Municipal Bond Fund are amortized to the remaining life or earlier call date, whichever is earlier. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the twelve months ended March 31, 1998, transactions in securities other than money market investments were:

                                                       Total       U.S. Gov't.
                           Total      U.S. Gov't.    Security       Security
                          Security     Security       Sales/         Sales/
Fund                     Purchases     Purchases    Maturities     Maturities
------------------------------------------------------------------------------
AGGRESSIVE GROWTH
  STOCK FUND          $49,309,971              _   $21,559,819              _
------------------------------------------------------------------------------
INTERNATIONAL
  EQUITY FUND          27,653,903              _     2,140,426              _
------------------------------------------------------------------------------
GROWTH STOCK FUND      33,933,801              _    10,819,741              _
------------------------------------------------------------------------------
GROWTH AND INCOME
  STOCK FUND           72,483,999              _    44,881,446              _
------------------------------------------------------------------------------
INDEX 500 STOCK FUND   32,037,885              _       820,652              _
------------------------------------------------------------------------------
ASSET ALLOCATION FUND  45,194,848     $7,160,208    18,751,241     $2,916,424
------------------------------------------------------------------------------
HIGH YIELD BOND FUND   80,647,473              _    51,062,124              _
------------------------------------------------------------------------------
MUNICIPAL BOND FUND    70,308,021              _    44,223,788              _
------------------------------------------------------------------------------
SELECT BOND FUND      117,337,835     50,678,197    90,870,266     46,304,976
------------------------------------------------------------------------------

NOTE 8
Northwestern Mutual Investment Services, Inc. ("NMIS") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor. Each Fund pays NMIS an annual fee for investment advisory services based on average daily net assets of the Fund according to the following schedule:

Fund                                         Fee
--------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                 0.75%
--------------------------------------------------
INTERNATIONAL EQUITY FUND                    0.85%
--------------------------------------------------
GROWTH STOCK FUND                            0.75%
--------------------------------------------------
GROWTH AND INCOME STOCK FUND                 0.65%
--------------------------------------------------
INDEX 500 STOCK FUND                         0.30%
--------------------------------------------------
ASSET ALLOCATION FUND                        0.70%
--------------------------------------------------
HIGH YIELD BOND FUND                         0.75%
--------------------------------------------------
MUNICIPAL BOND FUND                          0.30%
--------------------------------------------------
SELECT BOND FUND                             0.30%
--------------------------------------------------

J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, NMIS pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined net assets in excess of $400 million. Of the amounts received from the International Equity Fund, NMIS pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual and NMIS. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which a 0.35% and a 1.00% annual fee for Class A and Class B, respectively, is calculated based on daily net assets.

The 0.35% fee for Class A is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird for various distribution expenses. The 1.00% fee for Class B is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee. Of the 1.00%, 0.35% is paid to Baird for distribution expenses; the remaining 0.65% is paid to Northwestern Mutual for reimbursement of commissions paid to agents.

Baird received $357,002 of dealer allowances, Northwestern Mutual received $101,130 of underwriting concessions from Class A sales charges and Northwestern Mutual received $6,428 of contingent deferred sales charges from Class B shares for the twelve months ended March 31, 1998.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, trademark fees, organizational costs, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses during the first year of operations to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                                  Class A        Class B
------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND            1.30%          1.95%
------------------------------------------------------------
INTERNATIONAL EQUITY FUND               1.65%          2.30%
------------------------------------------------------------
GROWTH STOCK FUND                       1.30%          1.95%
------------------------------------------------------------
GROWTH AND INCOME STOCK FUND            1.20%          1.85%
------------------------------------------------------------
INDEX 500 STOCK FUND                    0.85%          1.50%
------------------------------------------------------------
ASSET ALLOCATION FUND                   1.35%          2.00%
------------------------------------------------------------
HIGH YIELD BOND FUND                    1.30%          1.95%
------------------------------------------------------------
MUNICIPAL BOND FUND                     0.85%          1.50%
------------------------------------------------------------
SELECT BOND FUND                        0.85%          1.50%
------------------------------------------------------------

NMIS and affiliates have waived the following fees for the twelve months ended March 31, 1998:

                                      Distribution Fees
                                      -----------------
Fund                                 Class A     Class B  Other       Total
----------------------------------------------------------------------------
AGGRESSIVE GROWTH
  STOCK FUND                               _     $209    $119,907   $120,116
----------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND             $1,856        _     130,821    132,677
----------------------------------------------------------------------------
GROWTH STOCK FUND                      9,675        _      96,612    106,287
----------------------------------------------------------------------------
GROWTH AND INCOME

STOCK FUND                                 _      287     118,451    118,738
----------------------------------------------------------------------------
INDEX 500 STOCK FUND                  30,728        _     126,566    157,294
----------------------------------------------------------------------------
ASSET ALLOCATION FUND                      _        _      98,299     98,299
----------------------------------------------------------------------------
HIGH YIELD BOND FUND                       _       64     108,682    108,746
----------------------------------------------------------------------------
MUNICIPAL BOND FUND                        _       21     106,578    106,599
----------------------------------------------------------------------------
SELECT BOND FUND                      12,782      354     109,347    122,483
----------------------------------------------------------------------------
TOTAL                                $55,041     $935  $1,015,263 $1,071,239
----------------------------------------------------------------------------

The Aggressive Growth Stock Fund and Asset Allocation Fund paid commissions on Fund transactions to an affiliated broker in the amount of $990 and $63, respectively, during the twelve months ended March 31, 1998.

NOTE 9
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to treatment of passive foreign investment companies and deferred wash losses.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

DISTRIBUTIONS (UNAUDITED)

Dividends distributed during the fiscal year which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

Aggressive Growth Stock Fund................. 0.0%
International Equity Fund....................10.5%
Growth Stock Fund............................ 4.0%
Growth and Income Stock Fund................. 2.0%
Index 500 Stock Fund......................... 0.9%
Asset Allocation Fund........................11.8%
High Yield Bond Fund......................... 0.3%
Municipal Bond Fund.......................... 0.4%
Select Bond Fund.............................11.1%

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the twelve months ended March 31, 1998.

Aggressive Growth Stock Fund................. 2.1%
International Equity Fund.....................0.0%
Growth Stock Fund............................16.4%
Growth and Income Stock Fund................. 6.8%
Index 500 Stock Fund.........................70.0%
Asset Allocation Fund........................10.5%
High Yield Bond Fund.........................14.8%
Municipal Bond Fund...........................0.0%
Select Bond Fund..............................0.0%

The Municipal Bond Fund designates 96% of the income distribution as a tax-exempt income distribution.

The International Equity Fund elects to pass foreign taxes through to the Fund's shareholders. During the twelve months ended March 31, 1998, the amount was $78,856. In addition, for the twelve months ended March 31, 1998, gross income derived from sources within foreign countries amounted to $746,543 for the International Equity Fund.

The following distributions through fiscal year ended March 31, 1998 are designated as long-term capital gains:

                                Capital Gain Distributions
                                --------------------------
Fund                           28% Rate           20% Rate
----------------------------------------------------------
GROWTH STOCK FUND                      _            $9,471
----------------------------------------------------------
INDEX 500 FUND                         _            75,811
----------------------------------------------------------
MUNICIPAL BOND FUND              $33,591            19,082
----------------------------------------------------------
SELECT BOND FUND                  11,497            43,238
----------------------------------------------------------

The data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of the capital gain distributions on a calendar year basis to be reported on their income tax return.








AGGRESSIVE GROWTH STOCK FUND

     SCHEDULE OF INVESTMENTS
                                                Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (95.92%)
     BUSINESS SERVICES (11.64%)
<F1> ABR Information Services, Inc.                  15,800       $444,375
<F1> Billing Information Concepts                    20,000        518,750
<F1> Carriage Services, Inc.                          2,800         67,200
     Cintas Corp.                                    18,000        931,500
<F1> Interim Services, Inc.                          24,600        830,250
<F1> Metzler Group, Inc.                             20,000        995,000
<F1> Robert Half International, Inc.                 16,650        799,200
<F1> Steven Myers & Associates, Inc.                 16,000        284,000
     Stewart Enterprises, Inc.                        3,500        194,688
     ---------------------------------------------------------------------
     TOTAL                                                       5,064,963
     =====================================================================

     CAPITAL GOODS (4.90%)
<F1> Brooks Automation, Inc.                          1,500         23,625
     Kaydon Corporation                              22,800        931,950
<F1> Kaynar Technologies, Inc.                       15,700        437,638
     Omniquip International, Inc.                    13,000        321,750
<F1> Triumph Group, Inc.                              9,400        417,125
     ---------------------------------------------------------------------
     TOTAL                                                       2,132,088
     =====================================================================

     COMMUNICATION SERVICES (2.70%)
<F1> Pacific Gateway Exchange, Inc.                  12,800        732,800
<F1> Premiere Technologies, Inc.                     12,800        443,200
     ---------------------------------------------------------------------
     TOTAL                                                       1,176,000
     =====================================================================

     CONSUMER CYCLICAL (14.29%)
<F1> Blyth Industries, Inc.                          13,800        470,925
<F1> Cendant Corp.                                   21,300        844,012
<F1> Dollar Tree Stores, Inc.                        10,000        531,250
     Galileo International, Inc.                     11,400        442,462
<F1> Getty Images, Inc.                              18,800        472,350
<F1> Jones Apparel Group, Inc.                        8,700        479,043
<F1> K&G Men's Center, Inc.                          26,850        553,781
<F1> Kohl's Corporation                               6,000        490,500
<F1> Michaels Stores, Inc.                            2,300         85,963
<F1> O'Reilly Automotive Inc.                        26,000        716,625
<F1> Tower Automotive, Inc.                          12,300        553,500
<F1> VWR Scientific Products Corporation             16,400        579,125
     ---------------------------------------------------------------------
     TOTAL                                                       6,219,536
     =====================================================================

     CONSUMER STAPLES (4.69%)
     Cardinal Health, Inc.                            8,100        714,318
<F1> Chancellor Media Corp.                          10,000        458,750
<F1> Clear Channel Communications, Inc.               4,300        421,400
<F1> Heftel Broadcasting Corporation                  6,800        304,300
<F1> Ivex Packaging Corporation                       5,800        142,100
     ---------------------------------------------------------------------
     TOTAL                                                       2,040,868
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (5.71%)
<F1> Barrett Resources Corporation                   10,900       $380,818
<F1> BJ Services Company                             14,800        539,275
<F1> EVI, Inc.                                        5,700        263,981
<F1> Global Industries, Ltd.                          8,100        165,038
<F1> Marine Drilling Companies, Inc.                  5,800        125,425
<F1> Nabors Industries, Inc.                          6,200        146,863
     Tosco Corporation                                8,400        296,100
     Transocean Offshore Inc.                        11,000        565,813
     ---------------------------------------------------------------------
     TOTAL                                                       2,483,313
     =====================================================================

     FINANCE (6.23%)
<F1> Affiliated Managers Group                       18,600        648,675
<F1> ESG Re Limited                                  10,100        262,600
     Investors Financial Services Corp.              13,000        715,000
     Life Re Corporation                              3,400        250,750
<F1> Trammell Crow Company                           29,300        835,050
     ---------------------------------------------------------------------
     TOTAL                                                       2,712,075
     =====================================================================

     HEALTHCARE (12.42%)
<F1> Concentra Managed Care, Inc.                    18,960        583,020
<F1> Lincare Holdings, Inc.                          12,500        882,812
<F1> Patterson Dental Company                        21,150        655,650
<F1> PhyCor, Inc.                                    17,600        397,100
<F1> Province Healthcare Company                      1,100         28,875
<F1> PSS World Medical, Inc.                         24,000        564,000
<F1> Quintiles Transnational Corp.                    4,200        202,388
<F1> Quorum Health Group, Inc.                       23,250        781,781
<F1> Sybron International Corporation                27,000        705,375
<F1> Wesley Jessen VisionCare, Inc.                  18,400        604,900
     ---------------------------------------------------------------------
     TOTAL                                                       5,405,901
     =====================================================================

     TECHNOLOGY (28.38%)
<F1> Cambridge Technology Partners, Inc.             17,600        872,300
<F1> CBT Group Public Limited Company                15,600        807,300
<F1> Ciena Corp.                                      9,500        404,938
<F1> Concord EFS, Inc.                               21,900        756,919
<F1> Cotelligent Group, Inc.                         13,800        408,825
<F1> DSET Corporation                                20,000        373,750
<F1> Gemstar International Group Limited              9,400        282,000
     General Cable Corporation                       12,600        571,725
     HBO & Company                                   15,100        911,663
<F1> IDT Corporation                                 12,700        476,250
     National Data Corporation                       10,100        419,781
<F1> Novellus Systems, Inc.                           7,200        311,400
<F1> Pairgain Technologies, Inc.                      8,300        199,200
     Paychex, Inc.                                   15,400        888,388
     PeopleSoft, Inc.                                18,400        969,450
<F1> PMC-Sierra, Inc.                                11,700        444,600

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (continued)
<F1> Qlogic Corporation                              16,300       $578,650
<F1> <F2> Saville Systems PLC-ADR                    17,100        876,375
<F1> Semtech Corporation                             12,400        316,200
<F1> Tellabs, Inc.                                   10,700        718,237
<F1> Transaction Systems Architects, Inc.             8,700        338,213
<F1> Uniphase Corporation                            10,000        420,625
     ---------------------------------------------------------------------
     TOTAL                                                      12,346,789
     =====================================================================

     TRANSPORTATION (4.96%)
<F1> Heartland Express, Inc.                         18,400        510,600
<F1> Jevic Transportation, Inc.                      32,900        493,500
<F1> Knight Transportation, Inc.                     18,700        598,400
<F1> Swift Transportation Co., Inc.                  22,950        550,800
     ---------------------------------------------------------------------
     TOTAL                                                       2,153,300
     =====================================================================
     TOTAL COMMON STOCK                                         41,734,833
     =====================================================================

     MONEY MARKET INVESTMENTS (1.84%)
     FINANCE SERVICES (1.84%)
     General Electric Capital Corporation,
         6.02%, 4/1/98                             $300,000       $300,000
      PHH Corp.,
         5.54%, 4/15/98                             500,000        498,923
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                798,923
     =====================================================================
     TOTAL INVESTMENTS (97.76%)
        (COST $30,413,146)<F3>                                  42,533,756
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (2.24%)                        976,569
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $43,510,325
     =====================================================================

     <F1> Non-Income Producing

     <F2> ADR - American Depositary Receipt

     <F3> At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $30,413,146 and the net unrealized appreciation of investments based on that cost was $12,120,610 which is comprised of $12,425,733 aggregate gross unrealized appreciation and $305,123 aggregate gross unrealized depreciation.

     The accompanying Notes are an integral part of the Financial Statements.

INTERNATIONAL EQUITY FUND

     SCHEDULE OF INVESTMENTS
                                        Country  Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (87.75%)
     CAPITAL EQUIPMENT (11.92%)
     BICC PLC                           U.K.         57,000       $141,265
     BTR, PLC A                         U.K.        167,400        551,529
     Dragados &
        Construcciones, S.A.            Sp.          15,600        513,658
<F1> Granges AB                         Swe.          7,700        133,879
     Hong Kong Aircraft
        & Engineering                   H.K.        135,000        261,348
<F3> Madeco S.A., ADR                   Chile        17,500        302,969
     Nanjing Panda
        Electronics Co., Ltd.           China       868,000        114,265
     New Holland N.V.                   Neth.        15,000        408,750
     Philips Electronic, Inc.           Neth.         5,600        410,994
     Sirti SPA                          Italy        39,300        269,700
     The Weir Group PLC                 U.K.        126,200        573,756
     ---------------------------------------------------------------------
     TOTAL                                                       3,682,113
     =====================================================================

     CONSUMER GOODS (14.68%)
     Autoliv, Inc.                      Swe.         14,400        447,300
     CP Feedmill Public
        Company Limited                 Thai.        83,000        143,796
     Express Diaries PLC                U.K.         37,000        116,482
     Fiat SPA Ord.                      Italy        84,920        354,275
<F3> Fila Holding SPA, ADR              Italy         3,800         89,063
     Fisher & Paykel
        Industries Ltd.                 N.Z.        102,100        307,631
     Medeva PLC                         U.K.        176,000        492,184
     Northern Foods PLC                 U.K.         74,000        283,769
<F1> Nycomed Amersham PLC               U.K.         15,809        593,025
     The Oshawa Group Ltd.,
        Class A                         Can.         36,500        660,883
     Renault S.A.                       Fr.          15,100        672,644
     Tate & Lyle,  PLC                  U.K.         34,500        300,992
<F3> Teva Pharmaceutical
        Industries Ltd., ADR            Israel        1,700         72,675
     ---------------------------------------------------------------------
     TOTAL                                                       4,534,719
     =====================================================================

     ENERGY (7.61%)
<F3> Gazprom, ADR (144a)                Rus.         18,200        385,840
     Hong Kong Electric                 H.K.        106,000        364,583
<F3> Korea Electric Power
        Corp., ADR                      Kor.         15,775        156,764
     National Grid Group PLC            U.K.         26,860        158,661
     Petroleo Brasileiro
        S.A. - Petrobras                Braz.     1,339,000        319,132
     Thames Water                       U.K.         23,000        365,697
<F3> YPF S.A., ADR                      Arg.         17,700        601,800
     ---------------------------------------------------------------------
     TOTAL                                                       2,352,477
     =====================================================================

                                        Country  Shares/Par   Market Value
     ---------------------------------------------------------------------
     FINANCE (17.49%)
     AXA S.A.                           Fr.           8,600       $885,561
     Banco Bradesco S.A.                Braz.    27,950,000        288,829
     Banco Itau S.A.                    Braz.        94,000         60,349
     Banque Nationale de Paris          Fr.          11,700        909,246
     Credit Commercial de France        Fr.           5,800        476,480
     Hang Lung Development              H.K.        133,000        193,107
<F2> Industrial Credit & Inv. Corp.
        of India (144a), GDR            India        17,000        259,250
     National Mutual Asia Ltd.          H.K.        295,000        241,763
<F3> Nortel Inversora S.A., ADR         Arg.         15,100        436,013
     PartnerRe Ltd.                     Bermuda      11,500        564,938
     Peregrine Investments
        Holdings, Ltd.                  H.K.         66,000              -
<F1> Unibanco Uniao de Bancos           Braz.     1,579,000        113,594
     Unidanmark A/S, A,
        Registered                      Den.          7,000        556,044
     Wing Hang Bank Ltd.                H.K.         67,200        199,476
     Zurich Versicherungs-
        Gesellschaft                    Swtz.           380        220,597
     ---------------------------------------------------------------------
     TOTAL                                                       5,405,247
     =====================================================================

     MATERIALS (11.27%)
     Boehler-Uddeholm AG                Aus.          4,000        271,153
     British Steel PLC                  U.K.        217,100        515,325
     Courtaulds PLC                     U.K.         42,200        254,398
     Enso Oy, A shares                  Fin.         61,000        559,718
     Fletcher Challenge Forests         N.Z.          4,840          3,371
     Fletcher Challenge Paper           N.Z.        121,000        170,582
     Grupo Mexico, B shares             Mex.         73,700        240,533
     Hepworth PLC                       U.K.         58,200        251,444
<F1> <F3> Minorco S.A., ADR             Lux.         13,350        220,066
     Pechiney S.A. A shares             Fr.           9,300        427,786
     Pioneer International Ltd.         Austrl.     109,700        316,452
     Siam City Cement
        Public Co., Ltd.                Thai.        52,036        139,204
     Thai Glass Industries
        Public Co., Ltd.                Thai.        80,100        112,242
     ---------------------------------------------------------------------
     TOTAL                                                       3,482,274
     =====================================================================

     MULTI-INDUSTRY (8.17%)
     Amer Group Ltd., A                 Fin.         13,000        250,381
     Elementis PLC                      U.K.         68,280        158,357
     Hicom Holdings Berhad              Mly.        247,300        141,315
     Jardine Matheson Holdings          Sing.        62,500        283,750
     Metro Pacific Corporation          Phil.     2,660,000        164,232
     Pilkington PLC                     U.K.        242,800        496,029
     Scor                               Fr.          13,000        744,853
     Swire-Pacific Limited B            H.K.        296,000        284,604
     ---------------------------------------------------------------------
     TOTAL                                                       2,523,521
     =====================================================================

                                        Country  Shares/Par   Market Value
     ---------------------------------------------------------------------
     SERVICES (16.61%)
     British Telecom                    U.K.         82,000       $890,476
     David Jones Ltd.                   Austrl.      77,500         89,940
     Inchcape Motors Ltd.               Sing.        69,000        120,483
<F1> Inchcape Marketing
        Services Limited                Sing.        69,000         21,576
     Marieberg Tidings A Free           Swe.          9,200        279,642
     Mayne Nickless Ltd.                Austrl.      55,700        288,112
     News Corporation
        Limited, Pfd.                   Austrl.     147,500        835,337
     Osprey Maritime Ltd.               Sing.       235,000        127,322
<F3> PT Indosat, ADR                    Indo.        11,200        172,900
     Royal PTT Nederland N.V.           Neth.        11,700        606,130
     Somerfield PLC                     U.K.         82,500        494,578
     South China Morning
        Post Ltd.                       H.K.        133,000         89,258
     Telecomunicacoes Brasileiras
        S.A. Telebras ADR               Braz.     4,578,500        473,131
<F3> Telefonica del Peru S.A.
        B, ADR                          Peru         17,500        377,344
     Thorn PLC                          U.K.         88,699        225,025
<F1> Waste Management
        International PLC               U.K.         10,400         39,620
     ---------------------------------------------------------------------
     TOTAL                                                       5,130,874
     =====================================================================
     TOTAL COMMON STOCK                                         27,111,225
     =====================================================================

                                        Country  Shares/Par   Market Value
     ---------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (11.30%)
     FINANCE SERVICES (11.30%)
     Associates Corporation of N.A.,
        5.56%,  4/30/98                 U.S.     $1,200,000     $1,194,625
     Ford Motor Credit Company,
        5.53%,  4/15/98                 U.S.      1,000,000        997,850
     General Electric Capital
        Corporation,  6.02%, 4/1/98     U.S.      1,300,000      1,300,000
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                              3,492,475
     =====================================================================
     TOTAL INVESTMENTS (99.05%)
        (COST $29,181,851)<F4>                                  30,603,700
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (0.95%)                        293,057
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $30,896,757
     =====================================================================

     <F1> Non-Income Producing

     <F2> GDR - Global Depositary Receipt

     <F3> ADR - American Depositary Receipt

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     <F4> At March 31, 1998, the aggregate cost of securities  for federal income tax purposes was $29,417,785 and the net unrealized appreciation of investments based on that cost was $1,185,915 which is comprised of $4,629,185 aggregate gross unrealized appreciation and $3,443,270 aggregate gross unrealized depreciation.

  INVESTMENT PERCENTAGES BY COUNTRY:
  Australia                                                      4.95%
  Brazil                                                         4.06%
  France                                                        13.32%
  Hong Kong                                                      5.29%
  Netherlands                                                    4.61%
  United Kingdom                                                20.34%
  Other                                                         47.43%
  --------------------------------------------------------------------
  TOTAL                                                        100.00%
  ====================================================================

  The accompanying Notes are an integral part of the Financial Statements.

GROWTH STOCK FUND


     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (87.72%)
     BASIC MATERIALS (2.36%)
     Ecolab, Inc.                                    19,000       $551,000
     Monsanto Company                                 7,100        369,200
     ---------------------------------------------------------------------
     TOTAL                                                         920,200
     =====================================================================

     CAPITAL GOODS (8.89%)
     AlliedSignal, Inc.                              16,400        688,800
     Avery Dennison Corporation                      13,800        736,575
     Boeing Company                                   6,500        338,812
     General Electric Company                        14,000      1,206,625
     Tyco International Ltd.                          9,100        497,088
     ---------------------------------------------------------------------
     TOTAL                                                       3,467,900
     =====================================================================

     COMMUNICATION SERVICES (3.23%)
     AT&T Corp.                                       2,500        164,062
     MCI Communications Corporation                   7,000        346,500
<F1> Teleport Communications Group, Inc.              6,100        358,375
<F1> WorldCom, Inc.                                   9,100        391,869
     ---------------------------------------------------------------------
     TOTAL                                                       1,260,806
     =====================================================================

     CONSUMER CYCLICAL (13.76%)
     Borg-Warner Automotive, Inc.                    12,000        769,500
<F1> Federated Department Stores, Inc.                7,300        378,231
     Harley-Davidson, Inc.                           23,100        762,300
<F1> Kohl's Corporation                              11,600        948,300
     Steelcase, Inc.                                 16,700        609,550
     The New York Times Company Cl A                  9,700        679,000
     Tribune Company                                  9,400        662,700
     Wal-Mart Stores, Inc.                           11,000        558,938
     ---------------------------------------------------------------------
     TOTAL                                                       5,368,519
     =====================================================================

     CONSUMER STAPLES (20.43%)
<F1> Benckiser N.V.                                   9,600        528,000
     Campbell Soup Company                           11,600        658,300
     Hershey Foods Corporation                       11,700        838,013
<F1> Keebler Foods Company                           22,700        681,000
     McDonald's Corporation                           4,800        288,000
     Newell Co.                                      12,400        600,625
     PepsiCo, Inc.                                   18,000        768,375
     Philip Morris Companies, Inc.                   12,300        512,756
     Procter & Gamble Company                         8,000        675,000
     The Quaker Oats Company                          4,200        240,450
     The ServiceMaster Company                       17,000        485,562
     Unilever NV                                     12,400        850,950
     Walgreen Co.                                    24,100        848,019
     ---------------------------------------------------------------------
     TOTAL                                                       7,975,050
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (7.25%)
     British Petroleum Company PLC                    3,700       $318,431
     Diamond Offshore Drilling, Inc.                  9,000        408,375
     Exxon Corporation                                5,800        392,225
     Mobil Corporation                                5,200        398,450
<F1> R&B Falcon Corporation                           5,700        168,862
     Schlumberger Limited                             5,900        446,925
     Tosco Corporation                               12,500        440,625
     Transocean Offshore Inc.                         5,000        257,188
     ---------------------------------------------------------------------
     TOTAL                                                       2,831,081
     =====================================================================

     FINANCE (11.40%)
     Banc One Corporation                             7,260        459,195
     BankAmerica Corporation                          3,800        313,975
     Chase Manhattan Corporation                      2,600        350,675
     Citicorp                                         2,400        340,800
     Franklin Resources, Inc.                        15,600        826,800
     Morgan Stanley Dean Witter & Co.                14,100      1,027,537
     The Bank of New York Company, Inc.               2,950        185,297
     Travelers Group, Inc.                           15,750        945,000
     ---------------------------------------------------------------------
     TOTAL                                                       4,449,279
     =====================================================================

     HEALTHCARE (5.92%)
     Bristol-Myers Squibb Company                     4,900        511,131
     Eli Lilly and Company                            7,000        417,375
     Guidant Corporation                              2,200        161,425
<F1> HEALTHSOUTH Corporation                         11,894        333,776
     Johnson & Johnson                                4,500        329,906
     Merck & Co., Inc.                                2,800        359,450
     Pfizer, Inc.                                     2,000        199,375
     ---------------------------------------------------------------------
     TOTAL                                                       2,312,438
     =====================================================================

     TECHNOLOGY (12.15%)
<F1> Cisco Systems, Inc.                              6,900        471,788
     Compaq Computer Corporation                      8,700        225,113
<F1> Fiserv, Inc.                                    15,700        994,987
     Hewlett-Packard Company                          8,200        519,675
     Intel Corporation                                3,500        273,219
     International Business Machines
        Corporation                                   6,800        706,350
     Lucent Technologies, Inc.                        3,300        421,987
<F1> Microsoft Corporation                           10,200        912,900
     Motorola, Inc.                                   3,600        218,250
     ---------------------------------------------------------------------
     TOTAL                                                       4,744,269
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TRANSPORTATION (2.33%)
<F1> AMR Corporation                                  1,900       $272,056
<F1> FDX Corporation                                  3,500        248,938
     Southwest Airlines Co.                          13,200        390,225
     ---------------------------------------------------------------------
     TOTAL                                                         911,219
     =====================================================================
     TOTAL COMMON STOCK                                         34,240,761
     =====================================================================

     MONEY MARKET INVESTMENTS (12.02%)
     FINANCE SERVICES (5.11%)
<F2> Associates Corp. of N.A.,
         5.56%, 4/30/98                          $1,000,000       $995,521
<F2> General Electric Capital Corporation,
         5.54%, 4/8/98                            1,000,000        998,923
     ---------------------------------------------------------------------
     TOTAL                                                       1,994,444
     =====================================================================

     FEDERAL GOVERNMENT AND AGENCIES (6.91%)
<F2> Federal Home Loan Bank Discount
         Corp., 5.70%, 4/1/98                     2,500,000      2,500,000
<F2> Federal National Mortgage
         Association, 5.39%, 5/26/98                200,000        198,353
     ---------------------------------------------------------------------
     TOTAL                                                       2,698,353
     =====================================================================
     TOTAL MONEY MARKET INVESTMENTS                              4,692,797
     =====================================================================
     TOTAL INVESTMENTS (99.74%)
        (COST $29,341,934)<F3>                                  38,933,558
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (0.26%)                        102,001
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $39,035,559
     =====================================================================

     <F1> Non-Income Producing

     <F2> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of March 31, 1998 is summarized below:

                                     Number of    Expiration    Unrealized
      Issuer                         Contracts       Date      Appreciation
      ---------------------------------------------------------------------
      S&P 500R Stock Index
           (Total market value at
                3/31/98, $3,886,750)     14            6/98      $48,969

      <F3> At March 31, 1998, the aggregate cost of securities for federal tax purposes was $29,341,934 and the net unrealized appreciation of investments based on that cost was $9,591,624 which is comprised of $9,766,464 aggregate gross unrealized appreciation and $174,840 aggregate gross unrealized depreciation.

      The accompanying Notes are an integral part of the Financial Statements.

GROWTH AND INCOME STOCK FUND

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (97.73%)
     BASIC MATERIALS (5.61%)
     Albemarle Corporation                            5,300       $133,825
     Allegheny Teledyne, Inc.                         6,300        175,219
     Dow Chemical Company                             3,400        330,650
     E.I. du Pont de Nemours & Company                8,900        605,200
     Rohm and Haas Company                            6,500        671,531
     Temple-Inland, Inc.                              4,600        285,775
     ---------------------------------------------------------------------
     TOTAL                                                       2,202,200
     =====================================================================

     CAPITAL GOODS (8.39%)
     AlliedSignal, Inc.                              17,000        714,000
<F1> Coltec Industries, Inc.                         16,300        407,500
     Cooper Industries, Inc.                         11,300        671,644
     Johnson Controls Inc.                            7,500        455,156
     Tyco International Ltd.                          5,848        319,447
     Waste Management, Inc.                          23,800        733,338
     ---------------------------------------------------------------------
     TOTAL                                                       3,301,085
     =====================================================================

     COMMUNICATION SERVICES (5.65%)
     BellSouth Corporation                            2,400        162,150
     GTE Corporation                                 10,900        652,637
     MCI Communications Corporation                  18,700        925,650
     SBC Communications, Inc.                        11,000        479,875
     ---------------------------------------------------------------------
     TOTAL                                                       2,220,312
     =====================================================================

     CONSUMER CYCLICAL (10.35%)
     Chrysler Corporation                            14,600        606,812
     Circuit City Stores, Inc.                        7,800        333,450
<F1> Federated Department Stores, Inc.               13,900        720,194
<F1> Fruit of the Loom, Inc.                         14,000        428,750
     Goodyear Tire & Rubber Company                  10,300        780,225
     International Game Technology                   13,800        345,000
<F1> Kmart Corporation                               33,700        562,369
     Sears, Roebuck and Co.                           5,100        292,931
     ---------------------------------------------------------------------
     TOTAL                                                       4,069,731
     =====================================================================

     CONSUMER STAPLES (13.04%)
     Anheuser-Busch Companies, Inc.                  15,800        731,737
     PepsiCo, Inc.                                   11,200        478,100
     Philip Morris Companies, Inc.                   17,600        733,700
     Procter & Gamble Company                         8,700        734,063
     Ralston Purina Group                             3,800        402,800
<F1> Tele Communications, Inc.                       37,816        664,144
     The Gillette Company                             5,100        605,306
<F1> The Kroger Company                               4,700        217,081
     The Seagram Company Ltd.                        14,700        561,356
     ---------------------------------------------------------------------
     TOTAL                                                       5,128,287
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (8.23%)
     Atlantic Richfield Company                       4,100       $322,362
     British Petroleum Company PLC                    7,638        657,345
     Exxon Corporation                                8,200        554,525
<F1> Input/Output, Inc.                              20,400        476,850
     Occidental Petroleum Corporation                   500         14,656
     Schlumberger Limited                             2,300        174,225
     Tosco Corporation                               29,400      1,036,350
     ---------------------------------------------------------------------
     TOTAL                                                       3,236,313
     =====================================================================

     FINANCE (15.18%)
     American Express Company                         4,000        367,250
     American International Group, Inc.               1,600        201,500
     Capital One Financial Corporation                3,800        299,725
     First Union Corporation                         15,720        892,110
     Green Tree Financial Corporation                10,500        298,594
     Marsh & McLennan Companies, Inc.                 9,600        838,200
     MBIA, Inc.                                       6,400        496,000
     Morgan Stanley Dean Witter & Co.                 5,900        429,963
     NationsBank Corp.                                8,400        612,675
     Simon Debartolo Group, Inc.                      5,800        198,650
     Travelers Group, Inc.                           13,200        792,000
     Washington Mutual, Inc.                          7,600        545,063
     ---------------------------------------------------------------------
     TOTAL                                                       5,971,730
     =====================================================================

     HEALTHCARE (12.62%)
<F1> Alza Corporation                                 8,700        389,869
     American Home Products Corporation              11,400      1,087,275
     Bristol-Myers Squibb Company                    10,700      1,116,144
     Eli Lilly and Company                            5,100        304,088
     United Healthcare Corp.                         12,700        822,325
     Warner-Lambert Company                           7,300      1,243,281
     ---------------------------------------------------------------------
     TOTAL                                                       4,962,982
     =====================================================================

     REAL ESTATE INVESTMENT TRUSTS (2.66%)
     StarWood Lodging Trust                          19,579      1,046,253
     ---------------------------------------------------------------------

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (10.03%)
     AutoDesk, Inc.                                   3,200       $138,000
<F1> Cisco Systems, Inc.                              7,250        495,719
<F1> EMC Corporation                                 17,100        646,594
     First Data Corporation                          17,400        565,500
     International Business
        Machines Corporation                          3,800        394,725
<F1> Oracle Corporation                              26,900        849,031
     Perkin Elmer Corporation                         2,800        202,475
     Quantum Corporation                              9,700        206,731
<F1> Sun Microsystems, Inc.                          10,700        446,390
     ---------------------------------------------------------------------
     TOTAL                                                       3,945,165
     =====================================================================

     TRANSPORTATION (3.09%)
     Union Pacific Corporation                       16,200        910,237
     Wisconsin Central Transportation                10,900        306,903
     ---------------------------------------------------------------------
     TOTAL                                                       1,217,140
     =====================================================================

     UTILITIES (2.88%)
     Enron Corp.                                      5,700        264,338
     New England Electric Systems                    10,000        456,875
     Northern States Power Company                    7,000        413,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,134,213
     =====================================================================
     TOTAL COMMON STOCK                                         38,435,411
     =====================================================================
     TOTAL INVESTMENTS (97.73%)
        (COST $33,869,062)<F2>                                  38,435,411
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (2.27%)                        894,207
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $39,329,618
     =====================================================================

     <F1> Non-Income Producing

     <F2> At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $33,911,331 and the net unrealized appreciation of investments based on that cost was $4,524,080 which is comprised of $5,225,572 aggregate gross unrealized appreciation and $701,492 aggregate gross unrealized depreciation.

 The accompanying Notes are an integral part of the Financial Statements.

INDEX 500 STOCK FUND

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (90.58%)
     BASIC MATERIALS (3.96%)
     Air Products & Chemicals, Inc.                     600        $49,725
     Alcan Aluminum Limited                           1,100         34,375
     Allegheny Teledyne, Inc.                           900         25,031
     Aluminum Co. of America                            900         61,931
     Archer Daniels Midland Company                   2,920         64,057
<F1> Armco, Inc.                                        500          2,937
     ASARCO, Inc.                                       200          5,338
     B.F. Goodrich Company                              400         20,425
     Barrick Gold Corporation                         1,800         38,925
     Battle Mountain Gold Company                     1,100          7,012
     Bemis Company, Inc.                                300         13,538
<F1> Bethlehem Steel Corporation                        500          6,781
     Boise Cascade Corporation                          300         10,819
     Champion International                             500         27,156
     Cyprus Amax Minerals Co.                           400          6,650
     Dow Chemical Company                             1,100        106,975
     E.I. du Pont de Nemours & Company                5,700        387,600
     Eastman Chemical Company                           400         26,975
     Ecolab, Inc.                                       600         17,400
     Engelhard Corp.                                    700         13,300
<F1> FMC Corporation                                    200         15,700
     Freeport-McMoRan Copper & Gold, Inc.               900         17,944
     Georgia Pacific Corporation                        500         32,375
     Great Lakes Chemical                               300         16,200
     Hercules, Inc.                                     500         24,688
     Homestake Mining Company                           700          7,612
     Inco Limited                                       800         14,950
     Inland Steel Industries, Inc.                      200          5,525
     International Flavors & Fragrances, Inc.           500         23,562
     International Paper Company                      1,500         70,219
     Louisiana Pacific Corporation                      500         11,625
     Mead Corp.                                         500         17,906
     Monsanto Company                                 3,000        156,000
     Morton International, Inc.                         600         19,688
     Nalco Chemical Company                             300         12,169
     Newmont Mining Corporation                         758         23,166
     Nucor Corp.                                        400         21,775
     Phelps Dodge Corporation                           300         19,369
     Pioneer Hi-Bred International                      300         29,269
     Placer Dome, Inc.                                1,100         14,506
     Potlatch Corporation                               100          4,306
     PPG Industries, Inc.                               900         61,144
     Praxair                                            800         41,150
     Reynolds Metals Company                            400         24,575
     Rohm and Haas Company                              300         30,994
     Sigma-Aldrich Corp.                                500         18,625

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     BASIC MATERIALS (CONTINUED)
<F1> Stone Container Corporation                        500         $6,250
     Temple-Inland, Inc.                                300         18,638
     Union Camp Corporation                             400         23,900
     Union Carbide Corporation                          600         30,075
     USX - U.S. Steel Group, Inc.                       400         15,100
     W.R. Grace & Co.                                   400         33,475
     Westvaco Corporation                               500         15,375
     Weyerhaeuser Company                             1,000         56,500
     Willamette Industries Inc.                         600         22,538
     Worthington Industries                             500          9,063
     ---------------------------------------------------------------------
     TOTAL                                                       1,892,906
     =====================================================================

     CAPITAL GOODS (8.16%)
     Aeroquip-Vickers, Inc.                             100          5,781
     AlliedSignal, Inc.                               2,800        117,600
     AMP, Inc.                                        1,100         48,194
     Avery Dennison Corporation                         500         26,688
     Ball Corporation                                   100          3,275
     Boeing Company                                   5,070        264,274
     Briggs & Stratton Corporation                      100          4,581
     Browning-Ferris Industries, Inc.                 1,000         32,625
     Case Corporation                                   400         27,250
     Caterpillar, Inc.                                1,900        104,619
     Cincinnati Milacron, Inc.                          200          6,375
     Cooper Industries, Inc.                            600         35,663
     Corning, Inc.                                    1,200         53,100
     Crane Co.                                          200         10,600
     Crown Cork & Seal Company, Inc.                    600         32,100
     Cummins Engine Company, Inc.                       200         11,025
     Deere & Company                                  1,300         80,519
     Dover Corporation                                1,100         41,800
     Eaton Corporation                                  400         38,075
     Emerson Electric Co.                             2,200        143,413
     Fluor Corporation                                  400         19,900
     Foster Wheeler Corporation                         200          6,112
     General Dynamics Corporation                       300         25,838
     General Electric Company                        16,400      1,413,475
     General Signal Corporation                         200          9,350
     Harnischfeger Industries, Inc.                     200          6,838
     Honeywell, Inc.                                    600         49,613
     Illinois Tool Works, Inc.                        1,300         84,175
     Ingersoll-Rand Company                             850         40,747
     Johnson Controls, Inc.                             400         24,275
     Lockheed Martin Corporation                      1,000        112,500
     McDermott International, Inc.                      300         12,394
     Millipore Corp.                                    200          6,950
     Minnesota Mining & Manufacturing Co.             2,100        191,494

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
     Moore Corporation Ltd.                             403         $6,700
     National Service Industries, Inc.                  200         11,762
<F1> Navistar International Corp.                       400         14,000
     Northrop Grumman Corporation                       300         32,231
<F1> Owens-Illinois, Inc.                               700         30,275
     PACCAR, Inc.                                       400         23,825
     Pall Corporation                                   600         12,900
     Parker-Hannifin Corporation                        550         28,187
     Pitney Bowes, Inc.                               1,500         75,281
     Raychem Corp.                                      400         16,625
     Rockwell International Corporation               1,000         57,375
     Tenneco, Inc.                                      900         38,419
     Textron, Inc.                                      800         61,600
<F1> Thermo Electron Corporation                        800         32,300
     Thomas & Betts Corporation                         300         19,200
     Timken Company                                     300         10,144
     Tyco International Ltd.                          2,900        158,412
     United Technologies Corp.                        1,200        110,775
     Waste Management, Inc.                           2,300         70,869
     ---------------------------------------------------------------------
     TOTAL                                                       3,902,098
     =====================================================================

     COMMUNICATION SERVICES (6.47%)
<F1> Airtouch Communications, Inc.                    2,500        122,343
     ALLTEL Corporation                                 900         39,319
     Ameritech Corporation                            5,500        271,906
     AT&T Corp.                                       8,200        538,125
     Bell Atlantic Corporation                        3,935        403,337
     BellSouth Corporation                            5,000        337,812
     Frontier Corporation                               800         26,050
     GTE Corporation                                  4,800        287,400
     MCI Communications Corporation                   3,500        173,250
     SBC Communications, Inc.                         9,032        394,021
     Sprint Corporation                               2,200        148,913
     U S WEST Communications Group                    2,400        131,400
<F1> WorldCom, Inc.                                   5,100        219,619
     ---------------------------------------------------------------------
     TOTAL                                                       3,093,495
     =====================================================================

     CONSUMER CYCLICAL (8.70%)
     American Greetings Corp.                           400         18,400
     Armstrong World Industries, Inc.                   200         17,312
<F1> AutoZone, Inc.                                     800         27,100
     Black & Decker Corporation                         500         26,531
     Brunswick Corporation                              500         17,438
<F1> Cendant Corporation                              4,022        159,372
     Centex Corporation                                 300         11,438
<F1> Charming Shoppes, Inc.                             500          2,375
     Chrysler Corporation                             3,300        137,156
     Circuit City Stores, Inc.                          500         21,375

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
     Cognizant Corp.                                    800        $45,900
<F1> Consolidated Stores Corporation                    500         21,469
     Cooper Tire & Rubber Company                       400          9,500
<F1> Costco Companies, Inc.                           1,100         58,712
     Dana Corporation                                   500         29,094
     Dayton Hudson Corporation                        1,100         96,800
     Dillard's, Inc.                                    600         22,162
     Dow Jones & Company, Inc.                          500         26,469
     Dun & Bradstreet Corporation                       800         27,350
     Echlin, Inc.                                       300         15,731
<F1> Federated Department Stores, Inc.                1,100         56,994
     Fleetwood Enterprises, Inc.                        200          9,312
     Ford Motor Company                               6,000        388,875
<F1> Fruit of the Loom, Inc.                            400         12,250
     Gannet Company, Inc.                             1,400        100,625
     General Motors Corp.                             3,600        242,775
     Genuine Parts Company                              850         32,406
     Goodyear Tire & Rubber Company                     800         60,600
     H & R Block, Inc.                                  500         23,781
     Harcourt General                                   400         22,150
<F1> Harrahs Entertainment                              500         12,281
     Hasbro, Inc.                                       600         21,188
     Hilton Hotels Corporation                        1,200         38,250
     Home Depot, Inc.                                 3,650        246,147
     Interpublic Group of Cos., Inc.                    600         37,275
     ITT Industries, Inc.                               600         22,838
     J.C. Penney Company, Inc.                        1,300         98,394
     Jostens, Inc.                                      200          4,800
<F1> Kmart Corporation                                2,500         41,719
     Kaufman & Broad Home Corp.                         200          6,512
     Knight-Ridder, Inc.                                400         22,350
     Laidlaw Transportation Limited                   1,600         25,400
     Liz Claiborne, Inc.                                300         14,963
     Lowe's Companies, Inc.                             900         63,169
     Marriott International                             600         22,313
     Marriott International Class A                     600         21,487
     Masco Corporation                                  800         47,600
     Mattel, Inc.                                     1,500         59,437
     May Department Stores Company                    1,200         76,200
     Maytag Corporation                                 500         23,906
     McGraw-Hill Companies Inc.                         500         38,031
     Mercantile Stores Company                          200         13,437
     Meredith Corporation                               300         12,637
<F1> Mirage Resorts, Inc.                               900         21,881
     Nike, Inc.                                       1,500         66,375
     Nordstrom, Inc.                                    400         25,525
     Omnicom Group                                      800         37,650
     Owens Corning                                      300         10,781

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
     Pep Boys - Manny, Moe & Jack                       300         $6,956
     Pulte Corporation                                  100          4,650
<F1> Reebok International Ltd.                          300          9,150
     Russell Corp.                                      200          5,363
     Sears, Roebuck and Co.                           2,000        114,875
     Service Corporation International                1,300         55,169
     Sherwin-Williams Company                           900         31,950
     Snap-On, Inc.                                      300         13,687
     Springs Industries, Inc.                           100          5,494
     Tandy Corporation                                  500         23,500
     The Gap, Inc.                                    1,950         87,750
     The Limited, Inc.                                1,400         40,163
     The New York Times Company Cl A                    500         35,000
     The Stanley Works                                  400         22,300
     Times Mirror Company                               400         25,350
     TJX Companies, Inc.                                800         36,200
<F1> Toys "R" Us                                      1,400         42,088
     Tribune Company                                    600         42,300
     TRW, Inc.                                          600         33,075
     VF Corporation                                     600         31,538
     Wal-Mart Stores, Inc.                           11,300        574,181
     Whirlpool Corporation                              400         27,425
<F1> Woolworth Corp.                                    700         17,500
     ---------------------------------------------------------------------
     TOTAL                                                       4,159,662
     =====================================================================

     CONSUMER STAPLES (13.58%)
     Adolph Coors Co.                                   200          7,000
     Alberto-Culver Company                             300          9,131
     Albertson's, Inc.                                1,200         63,150
     American Stores Co.                              1,300         33,800
     Anheuser-Busch Companies, Inc.                   2,500        115,781
     Avon Products, Inc.                                700         54,600
     BESTFOODS                                          700         81,813
     Brown-Forman Corp.                                 300         16,500
     Campbell Soup Company                            2,300        130,525
     Cardinal Health, Inc.                              600         52,913
     CBS Corporation                                  3,600        122,175
<F1> Clear Channel Communications, Inc.                 500         49,000
     Clorox Company                                     500         42,844
     Colgate-Palmolive Co.                            1,500        129,938
     Comcast Corp.                                    1,700         60,031
     Conagra, Inc.                                    2,400         77,100
     CVS Corporation                                    900         67,950
     Darden Restaurant, Inc.                            700         10,894
     Deluxe Corp.                                       400         13,175
     Fort James Corporation                           1,000         45,812
     Fortune Brands, Inc.                               900         35,888
     General Mills, Inc.                                800         60,800

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     Giant Food, Inc.                                   300        $11,587
     Great Atlantic & Pacific Tea Co., Inc.             200          6,050
     H.J. Heinz Company                               1,800        105,075
     Hershey Foods Corporation                          700         50,137
     John H. Harland Company                            100          1,556
     Kellogg Company                                  2,100         90,563
     Kimberly-Clark Corporation                       2,800        140,350
<F1> King World Productions, Inc.                       400         11,700
     Longs Drug Stores Corp.                            200          6,087
     McDonald's Corporation                           3,500        210,000
     Newell Co.                                         800         38,750
     PepsiCo, Inc.                                    7,600        324,425
     Philip Morris Companies, Inc.                   12,200        508,587
     Procter & Gamble Company                         6,700        565,313
     R.R. Donnelley & Sons Company                      700         28,743
     Ralston Purina Group                               500         53,000
     Rite Aid Corporation                             1,300         44,525
     Rubbermaid, Inc.                                   700         19,950
     Safety-Kleen Corp.                                 300          8,513
     Sara Lee Corporation                             2,400        147,900
     Supervalue, Inc.                                   300         13,987
     Sysco Corporation                                1,800         46,125
<F1> Tele Communications, Inc.                        2,509         78,014
     The Coca-Cola Company                           12,400        960,225
     The Gillette Company                             2,800        332,325
<F1> The Kroger Company                               1,300         60,044
     The Quaker Oats Company                            700         40,075
     The Seagram Company Ltd.                         1,800         68,738
     Time Warner, Inc.                                2,900        208,800
<F1> Tricon Global Restaurants, Inc.                    730         21,946
     Tupperware                                         300          7,988
     Unilever NV                                      3,200        219,600
     U S WEST, Inc.                                   3,000        104,250
     UST, Inc.                                          900         29,025
     Viacom, Inc.                                     1,800         96,750
     Vlasic Foods International                         230          5,879
     Walgreen Co.                                     2,500         87,969
     Walt Disney Company                              3,400        362,950
     Wendy's International, Inc.                        600         13,387
     Winn-Dixie Stores, Inc.                            700         32,463
     Wm. Wrigley Jr. Company                            600         49,050
     ---------------------------------------------------------------------
     TOTAL                                                       6,493,221
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (6.95%)
     Amerada Hess Corporation                           500        $29,156
     Amoco Company                                    2,400        207,300
     Anadarko Petroleum Corporation                     300         20,700
     Apache Corporation                                 500         18,375
     Ashland, Inc.                                      400         22,650
     Atlantic Richfield Company                       1,600        125,800
     Baker Hughes, Inc.                                 900         36,225
     Burlington Resource, Inc.                          905         43,383
     Chevron Corp.                                    3,300        265,031
     Dresser Industries, Inc.                           900         43,256
     Exxon Corporation                               12,400        838,550
     Halliburton Company                              1,300         65,243
     Helmerich & Payne, Inc.                            200          6,250
     Kerr-McGee Corporation                             200         13,912
     Mobil Corporation                                3,900        298,837
     Occidental Petroleum Corporation                 1,700         49,831
<F1> ORYX Energy Company                                500         13,000
     Pennzoil Company                                   200         12,925
     Phillips Petroleum Company                       1,300         64,919
<F1> Rowan Companies, Inc.                              400         11,600
     Royal Dutch Petroleum Co., ADR                  10,800        613,575
     Schlumberger Limited                             2,500        189,375
     Sun Company, Inc.                                  400         16,350
     Texaco, Inc.                                     2,800        168,700
     Union Pacific Resource Group                     1,200         28,650
     Unocal Corp.                                     1,200         46,425
     USX-Marathon Group                               1,400         52,675
<F1> Western Atlas International, Inc.                  300         23,213
     ---------------------------------------------------------------------
     TOTAL                                                       3,325,906
     =====================================================================

     FINANCE (15.74%)
     Aetna, Inc.                                        700         58,406
     Allstate Corporation                             2,200        202,262
     American Express Company                         2,300        211,169
     American General Corporation                     1,310         84,741
     American International Group, Inc.               3,550        447,078
     Aon Corporation                                    850         55,037
     Banc One Corporation                             3,280        207,460
     BankAmerica Corporation                          3,500        289,187
     BankBoston Corporation                             700         77,175
     Bankers Trust New York Corporation                 500         60,156
     BB&T Corporation                                   700         47,381
     Beneficial Corporation                             300         37,294
     Charles Schwab Corporation                       1,300         49,400
     Chase Manhattan Corporation                      2,100        283,238
     CIGNA Corporation                                  400         82,000
     Cincinnati Financial Corporation                   300         37,575
     Citicorp                                         2,300        326,600

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     FINANCE (CONTINUED)
     Comerica, Inc.                                     500        $52,906
     Conseco, Inc.                                      900         50,963
     Corestates Financial Corp.                       1,000         89,750
     Countrywide Credit Industries, Inc.                500         26,594
     Fannie Mae                                       5,300        335,225
     Federal Home Loan Mortgage Corp.                 3,500        166,031
     Fifth Third Bancorp                                750         64,125
     First Chicago NBD Corporation                    1,500        132,188
     First Union Corporation                          3,200        181,600
     Fleet Financial Group, Inc.                      1,400        119,087
     General Re Corporation                             400         88,250
     Golden West Financial Corporation                  300         28,744
     Green Tree Financial Corporation                   700         19,906
     H.F. Ahmanson & Company                            500         38,750
     Hartford Financial Services Group, Inc.            600         65,100
     Household International, Inc.                      500         68,875
     Huntington Bancshares, Inc.                      1,000         36,438
     J.P. Morgan & Company, Inc.                        900        120,881
     Jefferson-Pilot Corp.                              400         35,575
     KeyCorp                                          2,200         83,187
     Lehman Bros Holdings, Inc.                         500         37,437
     Lincoln National Corporation                       500         42,437
     Loews Corp.                                        600         62,550
     Marsh & McLennan Companies, Inc.                   900         78,581
     MBIA, Inc.                                         500         38,750
     MBNA Corp.                                       2,500         89,531
     Mellon Bank Corporation                          1,300         82,550
     Mercantile Bancorp                                 700         38,369
     Merrill Lynch & Co.                              1,700        141,100
     MGIC Investment Corp.                              600         39,413
     Morgan Stanley Dean Witter & Co.                 2,955        215,346
     National City Corp.                              1,100         80,644
     NationsBank Corp.                                4,687        341,858
     Norwest Corporation                              3,800        157,937
     Northern Trust Corp.                               600         44,850
     PNC Bank Corp.                                   1,500         89,906
     Progressive Corporation                            400         53,875
     Providian Financial Corporation                    500         28,719
     Republic New York Corporation                      300         40,012
     SAFECO, Inc.                                       700         38,259
     St. Paul Companies, Inc.                           400         35,650
     State Street Corporation                           800         54,450
     Summit Bancorp                                     900         45,056
     SunAmerica, Inc.                                 1,000         47,875
     Suntrust Banks, Inc.                             1,100         82,913
     Synovus Financial Corp.                            900         33,412
     The Bank of New York Company, Inc.               1,900        119,344
     The Chubb Corporation                              900         70,538

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     FINANCE (CONTINUED)
     Torchmark Corporation                              700        $32,069
     Transamerica Corporation                           300         34,950
     Travelers Group, Inc.                            5,797        347,820
     UNUM Corporation                                   700         38,631
     U.S. Bancorp                                     1,253        156,312
     USF&G Corp.                                        500         12,469
     Wachovia Corporation                             1,000         84,813
     Washington Mutual, Inc.                          1,340         96,103
     Wells Fargo & Company                              400        132,500
     ---------------------------------------------------------------------
     TOTAL                                                       7,527,363
     =====================================================================

     HEALTHCARE (10.23%)
     Abbott Laboratories, Inc.                        3,800        286,187
     Allergan, Inc.                                     300         11,400
     Allergan Specialty                                  15            182
<F1> Alza Corporation                                   400         17,925
     American Home Products Corporation               3,300        314,737
<F1> Amgen, Inc.                                      1,300         79,137
     Bausch & Lomb, Inc.                                300         13,706
     Baxter International, Inc.                       1,400         77,175
     Becton, Dickinson & Company                        600         40,838
     Biomet, Inc.                                       600         18,000
<F1> Boston Scientific Corp.                          1,000         67,500
     Bristol-Myers Squibb Company                     5,000        521,562
     C.R. Bard, Inc.                                    300         11,025
     Columbia/HCA
        Healthcare Corporation                        3,300        106,425
     Eli Lilly and Company                            5,600        333,900
     Guidant Corporation                                800         58,700
<F1> HEALTHSOUTH Corporation                          2,000         56,125
<F1> Humana, Inc.                                       800         19,850
     Johnson & Johnson                                6,800        498,525
     Mallinckrodt, Inc.                                 400         15,800
     Manor Care, Inc.                                   300         11,100
     Medtronic, Inc.                                  2,400        124,500
     Merck & Co., Inc.                                6,000        770,250
     Pfizer, Inc.                                     6,500        647,969
     Pharmacia & Upjohn, Inc.                         2,500        109,375
     Schering-Plough Corporation                      3,700        302,244
<F1> St. Jude Medical, Inc.                             400         13,375
<F1> Tenet Healthcare Corp.                           1,500         54,469
     U.S. Surgical Corporation                          400         13,200
     United Healthcare Corp.                            900         58,275
     Warner-Lambert Company                           1,400        238,437
     ---------------------------------------------------------------------
     TOTAL                                                       4,891,893
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (12.77%)
<F1> 3COM Corporation                                 1,800        $64,688
     Adobe Systems, Inc.                                300         13,556
<F1> Advanced Micro Devices, Inc.                       700         20,344
<F1> Andrew Corporation                                 400          7,925
<F1> Apple Computer, Inc.                               600         16,500
<F1> Applied Materials, Inc.                          1,800         63,562
     Autodesk, Inc.                                     200          8,625
     Automatic Data Processing, Inc.                  1,500        102,094
<F1> Bay Networks                                     1,100         29,837
<F1> Cabletron Systems, Inc.                            700         10,194
<F1> Ceridian Corp.                                     400         21,575
<F1> Cisco Systems, Inc.                              5,100        348,713
     Compaq Computer Corporation                      7,624        197,271
     Computer Associates International, Inc.          2,700        155,925
<F1> Computer Sciences Corp.                            800         44,000
<F1> Data General Corporation                           200          3,538
<F1> Dell Computer Corp.                              3,300        223,575
<F1> Digital Equipment Corporation                      700         36,619
<F1> DSC Communications Corp.                           600         10,913
     Eastman Kodak Company                            1,600        103,800
     EG&G, Inc.                                         200          5,812
<F1> EMC Corporation                                  2,500         94,531
     Equifax, Inc.                                      800         29,200
     First Data Corporation                           2,100         68,250
     General Instrument Corporation                     700         14,656
     Harris Corporation                                 400         20,850
     HBO & Company                                    1,100         66,413
     Hewlett-Packard Company                          5,200        329,550
     Ikon Office Solutions                              700         24,194
     Intel Corporation                                8,200        640,112
     International Business
        Machines Corporation                          4,900        508,988
<F1> KLA-Tencor Corporation                             400         15,300
<F1> LSI Logic Corp.                                    700         17,675
     Lucent Technologies, Inc.                        3,300        421,988
<F1> Micron Technology                                1,100         31,969
<F1> Microsoft Corporation                           12,200      1,091,900
     Motorola, Inc.                                   3,000        181,875
<F1> National Semiconductor Corporation                 800         16,750
     Northern Telecom Limited                         2,600        168,025
<F1> Novell, Inc.                                     1,700         18,222
<F1> Oracle Corporation                               4,950        156,234
<F1> Parametric Technology Company                    1,300         43,306
     Perkin-Elmer Corporation                           200         14,463
     Polaroid Corporation                               200          8,800
     Raytheon Company Class B                         1,700         99,238
     Scientific-Atlanta, Inc.                           400          7,825
<F1> Seagate Technology Inc.                          1,200         30,300
     Shared Medical Systems Corp.                       100          7,838

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Silicon Graphics                                   900        $12,544
<F1> Sun Microsystems, Inc.                           1,900         79,266
     Tektronix, Inc.                                    300         13,387
<F1> Tellabs, Inc.                                      900         60,413
     Texas Instruments, Inc.                          2,000        108,250
<F1> Unisys Corporation                               1,300         24,700
     W.W. Grainger, Inc.                                200         20,562
     Xerox Corporation                                1,600        170,300
     ---------------------------------------------------------------------
     TOTAL                                                       6,106,940
     =====================================================================

     TRANSPORTATION (1.14%)
<F1> AMR Corporation                                    500         71,594
     Burlington Northern Santa Fe                       800         83,200
     CSX Corporation                                  1,100         65,450
     Delta Air Lines, Inc.                              400         47,300
<F1> Federal Express Corporation                        760         54,055
     Norfolk Southern Corporation                     1,900         71,012
     Ryder System, Inc.                                 400         15,200
     Southwest Airlines Co.                           1,050         31,041
     Union Pacific Corporation                        1,200         67,425
<F1> US Airways Group, Inc.                             500         37,063
     ---------------------------------------------------------------------
     TOTAL                                                         543,340
     =====================================================================

     UTILITIES (2.88%)
     Ameren Corporation                                 700         29,486
     American Electric Power Co., Inc.                1,000         50,250
     Baltimore Gas & Electric Co.                       700         22,881
     Carolina Power & Light Company                     800         36,200
     Central & South West Corporation                 1,000         26,750
     Cinergy Corporation                                800         29,600
     Coastal Corp.                                      500         32,563
     Columbia Gas System, Inc.                          300         23,325
     Consolidated Edison Co. of New York              1,200         56,100
     Consolidated Natural Gas Company                   500         28,844
     Dominion Resources, Inc.                         1,000         42,000
     DTE Energy Company                                 700         27,519
     Duke Energy Corp.                                1,831        109,059
     Eastern Enterprises                                100          4,300
     Edison International                             1,900         55,812
     Enron Corp.                                      1,600         74,200
     Entergy Corporation                              1,200         35,700
<F1> FirstEnergy Corp.                                1,100         33,894
     FPL Group, Inc.                                    900         57,825
     GPU, Inc.                                          600         26,550
     Houston Industries, Inc.                         1,373         39,473
<F1> Niagara Mohawk Power Corporation                   700          9,100
     Nicor, Inc.                                        200          8,450
     Northern States Power Company                      400         23,600

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     UTILITIES (CONTINUED)
     ONEOK, Inc.                                        200         $8,150
     P P & L Resources, Inc.                            800         18,900
     Pacific Enterprises                                400         16,325
     PacifiCorp                                       1,500         36,937
     PECO Energy Company                              1,100         24,338
     Peoples Energy Corporation                         200          7,275
     PG&E Corp.                                       2,200         72,600
     Public Service Enterprise Group, Inc.            1,200         45,450
     Sonat Inc.                                         600         26,100
     Southern Company                                 3,500         96,906
     Texas Utilities Company                          1,267         49,809
     UNICOM Corp.                                     1,100         38,500
     Williams Companies, Inc.                         1,600         51,200
     ---------------------------------------------------------------------
     TOTAL                                                       1,375,971
     =====================================================================
     TOTAL COMMON STOCK                                         43,312,795
     =====================================================================

     MONEY MARKET INVESTMENTS (8.98%)
     FINANCE SERVICES (4.17%)
<F2> Associates Corp of N.A.,
        5.559%, 4/30/98                          $1,000,000       $995,521
<F2> General Electric Capital
        Corporation, 5.539%, 4/8/98               1,000,000        998,923
     ---------------------------------------------------------------------
     TOTAL                                                       1,994,444
     =====================================================================

     FEDERAL GOVERNMENT AND AGENCIES (4.81%)
<F2> Federal National Mortgage
        Association, 5.39%, 5/26/98                 200,000        198,353
<F2> Federal Home Loan Bank Discount
        Corp., 5.70%, 4/1/98                      2,100,000      2,100,000
     ---------------------------------------------------------------------
     TOTAL                                                       2,298,353
     =====================================================================
     TOTAL MONEY MARKET INVESTMENTS                              4,292,797
     =====================================================================
     TOTAL INVESTMENTS (99.56%)
        (COST $35,646,615)<F3>                                  47,605,592
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (0.44%)                        208,544
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $47,814,136
     =====================================================================

     ADR - American Depositary Receipt

     <F1> Non-Income Producing

     <F2> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of March 31, 1998 is summarized below:

                                      Number of    Expiration  Unrealized
     Issuer                           Contracts       Date    Appreciation
     ---------------------------------------------------------------------
     S&P 500R Stock Index
        (Total market value at
            3/31/98, $3,886,750)          14          6/98      $248,775

     <F3> At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $35,661,562 and the net unrealized appreciation of investments based on that cost was $11,944,030 which is comprised of $12,211,152 aggregate gross unrealized appreciation and $267,122 aggregate gross unrealized depreciation.

     The accompanying Notes are an integral part of the Financial Statements.

ASSET ALLOCATION FUND

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (56.51%)
     DOMESTIC COMMON STOCK (45.50%)
     SMALL CAP COMMON STOCK (15.52%)
     BASIC MATERIALS (0.15%)
<F1> Ivex Packaging Corp.                             2,200        $53,900
     ---------------------------------------------------------------------

     CAPITAL GOODS (1.48%)
<F1> Jabil Circuit, Inc.                                600         19,988
     Kaydon Corporation                               3,200        130,800
     Omniquip International, Inc.                     3,600         89,100
<F1> Qlogic Corporation                               1,100         39,050
<F1> Stoneridge, Inc.                                 3,600         72,000
     Teleflex, Inc.                                   2,300         96,600
<F1> Trident International, Inc.                      3,600         55,350
<F1> Triumph Group, Inc.                                700         31,062
     ---------------------------------------------------------------------
     TOTAL                                                         533,950
     =====================================================================

     CONSUMER CYCLICAL (2.40%)
<F1> Carriage Services, Inc.                            500         12,000
     Industrial Distribution Group, Inc.              2,800         52,325
<F1> Interim Services, Inc.                           1,700         57,375
<F1> Jones Apparel Group, Inc.                        2,100        115,631
<F1> K&G Men's Center, Inc.                           2,600         53,625
<F1> Michaels Stores, Inc.                            1,300         48,588
<F1> O'Reilly Automotive Inc.                         4,900        135,056
<F1> Promus Hotel Corporation                         1,600         76,400
<F1> ProSoft I-Net Solutions Inc.                     5,200         33,475
<F1> Robert Half International, Inc.                  3,900        187,200
     Service Corporation International                1,700         72,144
     Stewart Enterprises, Inc.                          400         22,250
     ---------------------------------------------------------------------
     TOTAL                                                         866,069
     =====================================================================

     CONSUMER STAPLES (1.27%)
<F1> Advanced Health Corporation                      2,000         25,625
<F1> Blyth Industries, Inc.                           2,700         92,137
     Cardinal Health, Inc.                            1,600        141,100
<F1> Heftel Broadcasting Corporation                    900         40,275
<F1> Metzler Group, Inc.                                700         34,825
<F1> Patterson Dental Company                         4,050        125,550
     ---------------------------------------------------------------------
     TOTAL                                                         459,512
     =====================================================================

     ENERGY (1.87%)
<F1> Barrett Resources Corporation                    1,300         45,419
<F1> BJ Services Company                              3,600        131,175
<F1> EVI, Inc.                                        1,700         78,731
<F1> Global Industries, Ltd.                          6,000        122,250
<F1> Marine Drilling Companies, Inc.                  1,700         36,762
<F1> Nabors Industries, Inc.                          2,800         66,325

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (CONTINUED)
<F1> Pride International, Inc.                        2,200        $52,525
     Transocean Offshore Inc.                         2,800        144,025
     ---------------------------------------------------------------------
     TOTAL                                                         677,212
     =====================================================================

     FINANCE (1.27%)
<F1> Affiliated Managers Group, Inc.                    200          6,975
<F1> ESG Re Limited                                   2,000         52,000
     Financial Security Assurance
        Holdings Ltd.                                 2,200        120,175
     Headlands Mortgage Co.                           2,200         37,331
     Investors Financial Services Corp.               2,400        132,000
     Olympic Financial Ltd., warrants                   500          7,500
<F1> Trammell Crow Company                            2,200         62,700
     Waddell & Reed Financial, Inc.                   1,600         41,600
     ---------------------------------------------------------------------
     TOTAL                                                         460,281
     =====================================================================

     HEALTHCARE (3.21%)
<F1> ABR Information Services, Inc.                   2,300         64,688
     American HomePatient, Inc.                       3,600         69,975
     Home Health Corporation of
        America, Inc.                                 3,800         10,569
<F1> Lincare Holdings, Inc.                           1,900        134,187
<F1> MedCath, Inc.                                    4,900         88,966
     Meridian Diagnostics Inc.                        6,600         84,150
     NCS HealthCare, Inc.                             1,000         33,500
<F1> Pharmerica, Inc.                                 6,800        101,150
<F1> PhyCor, Inc.                                     3,300         74,456
<F1> PSS World Medical, Inc.                          2,400         56,400
<F1> Quorum Health Group, Inc.                        4,450        149,631
<F1> Sybron International Corporation                 6,400        167,200
<F1> VWR Scientific Products Corporation              1,600         56,500
<F1> Wesley Jessen VisionCare, Inc.                   2,100         69,038
     ---------------------------------------------------------------------
     TOTAL                                                       1,160,410
     =====================================================================

     TECHNOLOGY (2.79%)
<F1> Brooks Automation, Inc.                          1,400         22,050
<F1> Cambridge Technology
        Partners, Inc.                                2,400        118,950
<F1> CBT Group Public Limited Company                 2,000        103,500
<F1> Computer Horizons Corporation                    1,500         75,375
<F1> Cotelligent Group, Inc.                          1,800         53,325
     Galileo International, Inc.                      2,000         77,625
<F1> GaSonics International Corporation               4,400         45,100
     HBO & Company                                    2,300        138,862
     Integrated Process Equipment Corp.               1,700         34,212
     Kent Electronics Corp.                           1,300         27,381
<F1> Novellus Systems, Inc.                             500         21,625

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> PMC-Sierra, Inc.                                   900        $34,200
<F1> Sterling Software, Inc.                            900         50,850
<F1> Tellabs, Inc.                                    1,400         93,975
<F1> Transaction Systems
        Architects, Inc.  Cl A                        1,300         50,537
<F1> Uniphase Corporation                             1,400         58,888
     ---------------------------------------------------------------------
     TOTAL                                                       1,006,455
     =====================================================================

     TRANSPORTATION (1.08%)
<F1> Heartland Express, Inc.                          3,500         97,125
<F1> Jevic Transportation, Inc.                       3,800         57,000
<F1> Knight Transportation, Inc.                      2,300         73,600
     Mark VII, Inc.                                   4,600         85,100
<F1> Swift Transportation Co., Inc.                   3,300         79,200
     ---------------------------------------------------------------------
     TOTAL                                                         392,025
     =====================================================================
     TOTAL SMALL CAP COMMON STOCK                                5,609,814
     =====================================================================

     LARGE CAP COMMON STOCK (29.98%)
     BASIC MATERIALS (0.81%)
     Ecolab, Inc.                                     6,000        174,000
     Monsanto Company                                 2,300        119,600
     ---------------------------------------------------------------------
     TOTAL                                                         293,600
     =====================================================================

     CAPITAL GOODS (3.05%)
     AlliedSignal, Inc.                               5,200        218,400
     Avery Dennison Corporation                       4,300        229,513
     Boeing Company                                   2,100        109,462
     General Electric Company                         4,500        387,844
     Tyco International Ltd.                          2,900        158,413
     ---------------------------------------------------------------------
     TOTAL                                                       1,103,632
     =====================================================================

     COMMUNICATION SERVICES (1.12%)
     AT&T Corporation                                   800         52,500
     MCI Communications Corporation                   2,200        108,900
<F1> Teleport Communications Group, Inc.              2,000        117,500
<F1> WorldCom, Inc.                                   2,900        124,881
     ---------------------------------------------------------------------
     TOTAL                                                         403,781
     =====================================================================

     CONSUMER CYCLICAL (4.73%)
     Borg-Warner Automotive, Inc.                     3,800        243,675
<F1> Federated Department Stores, Inc.                2,200        113,987
     Harley-Davidson, Inc.                            7,300        240,900
<F1> Kohl's Corporation                               3,700        302,475
     The New York Times Company  Cl A                 3,100        217,000
     Steelcase, Inc.                                  5,300        193,450
     Tribune Company                                  3,100        218,550
     Wal-Mart Stores, Inc.                            3,500        177,844
     ---------------------------------------------------------------------
     TOTAL                                                       1,707,881
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CONSUMER STAPLES (7.05%)
<F1> Benckiser N.V.                                   3,100       $170,500
     Campbell Soup Company                            3,700        209,975
     Hershey Foods Corporation                        3,700        265,013
<F1> Keebler Foods Company                            7,300        219,000
     McDonald's Corporation                           1,500         90,000
     Newell Co.                                       4,000        193,750
     PepsiCo, Inc.                                    5,700        243,319
     Philip Morris Companies, Inc.                    3,900        162,581
     Procter & Gamble Company                         2,600        219,375
     The Quaker Oats Company                          1,300         74,425
     The ServiceMaster Company                        5,500        157,094
     Unilever NV                                      4,000        274,500
     Walgreen Co.                                     7,600        267,425
     ---------------------------------------------------------------------
     TOTAL                                                       2,546,957
     =====================================================================

     ENERGY (2.28%)
     British Petroleum Company PLC                    1,200        103,275
     Diamond Offshore Drilling, Inc.                  2,800        127,050
     Exxon Corporation                                1,800        121,725
     Mobil Corporation                                1,700        130,263
<F1> R&B Falcon Corporation                           1,900         56,287
     Schlumberger Limited                             1,900        143,925
     Tosco Corporation                                4,000        141,000
     ---------------------------------------------------------------------
     TOTAL                                                         823,525
     =====================================================================

     FINANCE (3.91%)
     Banc One Corporation                             2,310        146,108
     BankAmerica Corporation                          1,200         99,150
     Chase Manhattan Corporation                        800        107,900
     Citicorp                                           700         99,400
     Franklin Resources, Inc.                         5,000        265,000
     Morgan Stanley Dean Witter & Co.                 4,500        327,937
     The Bank of New York
        Company, Inc.                                   950         59,672
     Travelers Group, Inc.                            5,100        306,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,411,167
     =====================================================================

     HEALTHCARE (2.10%)
     Bristol-Myers Squibb Company                     1,600        166,900
     Eli Lilly and Company                            2,300        137,138
     Guidant Corporation                              1,000         73,375
<F1> HEALTHSOUTH Corporation                          3,751        105,262
     Johnson & Johnson                                1,400        102,637
     Merck & Co., Inc.                                  800        102,700
     Pfizer, Inc.                                       700         69,781
     ---------------------------------------------------------------------
     TOTAL                                                         757,793
     =====================================================================

MASON STREET FUNDS

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (4.11%)
<F1> Cisco Systems, Inc.                              2,100       $143,587
     Compaq Computer Corporation                      2,700         69,863
<F1> Fiserv, Inc.                                     5,000        316,875
     Hewlett-Packard Company                          2,500        158,438
     Intel Corporation                                1,100         85,869
     International Business
        Machines Corporation                          2,200        228,525
     Lucent Technologies, Inc.                        1,000        127,875
<F1> Microsoft Corporation                            3,200        286,400
     Motorola, Inc.                                   1,100         66,688
     ---------------------------------------------------------------------
     TOTAL                                                       1,484,120
     =====================================================================

     TRANSPORTATION (0.82%)
<F1> AMR Corporation                                    600         85,912
<F1> FDX Corporation                                  1,200         85,350
     Southwest Airlines Co.                           4,200        124,163
     ---------------------------------------------------------------------
     TOTAL                                                         295,425
     =====================================================================
     TOTAL LARGE CAP COMMON STOCK                               10,827,881
     =====================================================================
     TOTAL DOMESTIC COMMON STOCK                                16,437,695
     =====================================================================

                                       Country   Shares/Par   Market Value
     ---------------------------------------------------------------------
     FOREIGN COMMON STOCK (11.01%)
     CAPITAL GOODS (1.13%)
     British Aerospace                 U.K.           8,900        293,310
     City Development                  Sing.         23,000        113,223
     ---------------------------------------------------------------------
     TOTAL                                                         406,533
     =====================================================================

     COMMUNICATION SERVICES (1.69%)
     Philippines Long Distance
       Telephone Company               Phil.          6,600        183,975
     Royal PTT Nederland N.V.          Neth.          4,000        207,226
     Telecomunicacoes Brasileiras
        S.A. Telebras ADR              Braz.          1,700        220,681
     ---------------------------------------------------------------------
     TOTAL                                                         611,882
     =====================================================================

     CONSUMER CYCLICAL (1.44%)
     Nintendo C., Inc.                 Japan          2,800        241,468
     La Rinascente SpA                 Italy         26,000        278,418
     ---------------------------------------------------------------------
     TOTAL                                                         519,886
     =====================================================================

     ENERGY (1.06%)
     Elf Aquitaine                     Fr.            1,950        255,565
     Smedvig ASA-A                     Norw.          6,100        128,016
     ---------------------------------------------------------------------
     TOTAL                                                         383,581
     =====================================================================

                                       Country   Shares/Par   Market Value
     ---------------------------------------------------------------------
     FINANCE (1.18%)
     HSBC Holdings PLC                 U.K.           5,500       $168,236
     Muenchener Rueckversicherungs-
        Gesellschaft AG                Ger.             600        259,553
     ---------------------------------------------------------------------
     TOTAL                                                         427,789
     =====================================================================

     HEALTHCARE (1.59%)
     Glaxo Wellcome                    U.K.          10,900        291,868
     Novartis Ag-Reg Shs.              Switz.           160        283,165
     ---------------------------------------------------------------------
     TOTAL                                                         575,033
     =====================================================================

     MISCELLANEOUS (0.75%)
     Schneider S.A.                    Fr.            3,500        269,462
     ---------------------------------------------------------------------

     TECHNOLOGY (1.62%)
     Ericsson LM B                     Swe.           5,700        270,944
     Philips Electronics, Inc.         Neth.          4,300        315,588
     ---------------------------------------------------------------------
     TOTAL                                                         586,532
     =====================================================================

     TRANSPORTATION (0.55%)
     Railtrack Group PLC               U.K.          12,000        196,933
     ---------------------------------------------------------------------
     TOTAL FOREIGN COMMON STOCK                                  3,977,631
     =====================================================================
     TOTAL COMMON STOCK                                         20,415,326
     =====================================================================

     PREFERRED STOCK (2.98%)
     Primedia, Inc.                                   5,000       $532,500
     Sinclair Capital                                 5,000        547,500
     ---------------------------------------------------------------------
     TOTAL                                                       1,080,000
     =====================================================================
     TOTAL PREFERRED STOCK                                       1,080,000
     ---------------------------------------------------------------------

     BONDS (30.97%)
     INVESTMENT-GRADE BONDS (23.09%)
     FEDERAL GOVERNMENT AND AGENCIES (12.52%)
     Federal National Mortgage
        Association, 6%, 5/1/11                  $1,330,655     $1,309,863
     U.S. Treasury, 0.00%, 2/15/19 PO             1,200,000        342,300
     U.S. Treasury, 6.125%, 8/15/07               1,000,000      1,027,813
     U.S. Treasury, 5.625%, 12/31/02                 500,00        498,907
     U.S. Treasury, 5.375%, 2/15/01                  250,00        248,437
     U.S. Treasury, 5.50%, 2/29/00                1,100,000      1,097,938
     ---------------------------------------------------------------------
     TOTAL                                                       4,525,258
     =====================================================================

     AUTO RELATED (0.36%)
     Team Fleet Financing Co.,
        7.35%, 5/15/03 (144a)                       125,000        129,400
     ---------------------------------------------------------------------

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMERCIAL MORTGAGES (10.21%)
     Asset Securitization Corporation,
        1.25%, 11/13/26 IO                      $17,839,819       $728,400
     First Union-Lehman Brothers
        Commercial Mortgage Trust,
        1.307%, 4/18/27 IO                        6,949,104        524,449
     Merrill Lynch Mortgage
        Investors, 7.12%, 6/18/29                 1,500,000      1,545,330
     Merrill Lynch Mortgage
        Investors,  8.10%, 6/25/22                   500,00        521,005
     Midland Realty Acceptance Corp.,
        1.389%, 1/25/29 IO (144a)                 4,872,733        368,525
     ---------------------------------------------------------------------
     TOTAL                                                       3,687,709
     =====================================================================
     TOTAL INVESTMENT-GRADE BONDS                                8,342,367
     =====================================================================

     BELOW INVESTMENT-GRADE BONDS (7.88%)
     BASIC MATERIALS (0.57%)
     Pindo Deli Fin Mauritius,
        10.75%, 10/1/07 (144a)                      250,000        205,000
     ---------------------------------------------------------------------

     BROADCASTING (0.66%)
<F2> Fox/Liberty Networks LLC,
        9.75%, 8/15/07 (144a)                       350,000        238,875
     ---------------------------------------------------------------------

     FINANCE COMPANIES (2.04%)
     BF Saul Real Estate,
        9.75%, 4/1/08                               250,000        251,875
     Olympic Financial Ltd.,
        11.50%, 3/15/07                             500,000        485,000
     ---------------------------------------------------------------------
     TOTAL                                                         736,875
     =====================================================================

     HOSPITAL SUPPLIES (0.69%)
     Medaphis Corp.,
        9.50%, 2/15/05 (144a)                       250,000        250,000
     ---------------------------------------------------------------------

     LEISURE RELATED (2.11%)
     SFX Entertainment, Inc.,
        9.125%, 2/1/08                              250,000        247,500
     Trump Atlantic, 11.25%, 5/1/06                 250,000        256,875
     Venitian Casino/LVSands,
        12.25%, 11/15/04 (144a)                     250,000        259,375
     ---------------------------------------------------------------------
     TOTAL                                                         763,750
     =====================================================================

     PROFESSIONAL SERVICES (0.66%)
<F2> Decisionone Holdings,
        11.50%, 8/1/08                              400,000        239,000
     ---------------------------------------------------------------------

     TELECOMMUNICATIONS (1.15%)
<F2> Hyperion Telecommunications,
        13.00%, 4/15/03                             350,000        267,750

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TELECOMMUNICATIONS (CONTINUED)
<F2> KMC Telecommunications
        Hldgs, 12.50%, 2/15/08                    $250,000        $146,875
     ---------------------------------------------------------------------
     TOTAL                                                         414,625
     =====================================================================
     TOTAL BELOW INVESTMENT-GRADE BONDS                          2,848,125
     =====================================================================
     TOTAL BONDS                                                11,190,492
     =====================================================================

     MONEY MARKET INVESTMENTS (8.28%)
     FINANCE SERVICES  (8.01%)
<F3> Associates Corporation of North
        America, 5.56%, 4/30/98                  $1,000,000       $995,521
<F3> General Electric Capital Corporation,
        6.02%, 4/1/98                               900,000        900,000
<F3> Sears Roebuck Acceptance Corp.,
        5.56%, 4/22/98                            1,000,000        996,757
     ---------------------------------------------------------------------
     TOTAL                                                       2,892,278
     =====================================================================

     FEDERAL GOVERNMENT AND AGENCIES (0.27%)
<F3> Federal National Mortgage
        Association, 5.39%, 5/26/98                 100,000         99,176
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                              2,991,454
     =====================================================================
     TOTAL INVESTMENTS (98.74%)
        (COST $30,200,296)<F4>                                  35,677,272
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (1.26%)                        455,978
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $36,133,250
     =====================================================================

     ADR - American Depositary Receipt

     IO - Interest Only Security

     PO - Principal Only Security

     <F1> Non-Income Producing

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     <F2> Deferred interest security that presently receives no coupon payments.
          At a predetermined date the stated coupon rate becomes effective.

     <F3> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of March 31, 1998 is summarized below:


                                     Number of    Expiration    Unrealized
     Issuer                          Contracts       Date      Appreciation
     ----------------------------------------------------------------------
     S&P 500R Stock Index
         (Total market value at
            3/31/98, $832,875)           3           6/98         $9,367

     <F4> At March 31, 1998, the aggregate cost of securites for federal income tax purposes was $30,200,296 and the net unrealized appreciation of investments based on that cost was $5,476,976 which is comprised of $5,936,077 aggregate gross unrealized appreciation and $459,101 aggregate gross unrealized depreciation.

     The accompanying Notes are an integral part of the Financial Statements.

HIGH YIELD BOND FUND


     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     BONDS (77.21%)
     BASIC MATERIALS (2.35%)
     PAPER (0.84%)
     Pindo Deli Fin Mauritius,
        10.75%, 10/1/07 (144a)                     $350,000       $287,000
     ---------------------------------------------------------------------

     STEEL (1.51%)
     Renco Steel Holdings, Inc.,
        10.875%, 2/1/05 (144a)                      500,000        517,500
     ---------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                        804,500
     =====================================================================

     BROADCASTING/MEDIA (5.16%)
     BROADCASTING (3.95%)
<F2> Big City Radio, Inc.,
        11.25%, 3/15/05 (144a)                      650,000        476,938
<F2> Fox Kids Worldwide, Inc.,
        10.25%, 11/1/07 (144a)                    1,050,000        672,000
     Fox Kids Worldwide, Inc.,
        9.25%, 11/1/07 (144a)                       200,000        201,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,349,938
     =====================================================================

     PRINTING AND PUBLISHING (1.21%)
<F2> Diva System Corp.,
        12.625%, 3/1/08 (144a)                      750,000        412,502
     ---------------------------------------------------------------------
     TOTAL BROADCASTING/MEDIA                                    1,762,440
     =====================================================================

     CABLE TELEVISION (4.57%)
<F2> Telewest PLC, 11.00%, 10/1/07                  500,000        405,000
<F2> NTL, Inc., 9.75%, 4/1/08 (144a)              1,000,000        650,000
     Rogers Communications,
        8.875%, 7/15/07                             500,000        505,000
     ---------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                      1,560,000
     =====================================================================

     CONSUMER RELATED (5.91%)
     CONSUMER STAPLES (2.43%)
     North Atlantic Trading, Inc.,
        11.00%, 6/15/04                             500,000        520,000
<F2> SF Holdings Group, Inc.,
        12.75%, 3/15/08 (144a)                      550,000        306,625
     ---------------------------------------------------------------------
     TOTAL                                                         826,625
     =====================================================================

     FOODS/FOOD SERVICES (3.48%)
     Iowa Select Farms L.P.,
        10.75%, 12/1/05 (144a)                      800,000        782,000
     Planet Hollywood, 12.00%, 4/1/05               400,000        408,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,190,000
     =====================================================================
     TOTAL CONSUMER RELATED                                      2,016,625
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY RELATED (1.48%)
     OIL AND GAS INDEPENDENT (1.48%)
     Belden & Blake Corp.,
        9.875%, 6/15/07 (144a)                     $500,000       $505,000
     ---------------------------------------------------------------------

     FINANCE (5.27%)
     FINANCE COMPANIES (3.72%)
     Arcadia Financial, Ltd.,
        11.50%, 3/15/07                           1,000,000        970,000
     BF Saul Real Estate,
        9.75%, 4/1/08 (144a)                        300,000        302,250
     ---------------------------------------------------------------------
     TOTAL                                                       1,272,250
     =====================================================================

     INSURANCE (1.55%)
     Superior Nat'l Capital Trust I,
        10.75%, 12/1/17 (144a)                      500,000        530,000
     ---------------------------------------------------------------------
     TOTAL  FINANCE                                              1,802,250
     =====================================================================

     HEALTHCARE (2.20%)
     HEALTHCARE (0.74%)
     Magellan Health Services,
        9.00%, 2/15/08 (144a)                       250,000        251,250
     ---------------------------------------------------------------------

     HOSPITAL SUPPLIES (1.46%)
     Medaphis Corp.,
        9.50%, 2/15/05 (144a)                       500,000        500,000
     ---------------------------------------------------------------------
     TOTAL  HEALTHCARE                                             751,250
     =====================================================================

     LEISURE (17.96%)
     GAMING (11.17%)
     Alliance Gaming Corp.,
         10.00%, 8/1/07 (144a)                      700,000        723,625
     Casino America, Inc.,
        12.50%, 8/1/03                              250,000        277,500
     Station Casinos, Inc.,
        9.75%, 4/15/07 (144a)                       750,000        846,563
     Trump Atlantic, 11.25%, 5/1/06                 750,000        770,625
     Trump Hotels & Casino Resorts,
        15.50%, 6/15/03                             500,000        575,000
     Venitian Casino/LV Sands,
        12.25%, 11/15/04 (144a)                     600,000        622,500
     ---------------------------------------------------------------------
     TOTAL                                                       3,815,813
     =====================================================================

     LEISURE RELATED (5.85%)
<F2> Hedstrom Holdings Inc.,
        12.00%, 6/1/09 (144a)                     1,110,000        688,200
     Premier Park, Inc., 9.25%, 4/1/06              300,000        306,750
     SFX Entertainment, Inc.,
         9.125%, 2/1/08 (144a)                      500,000        495,000

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     LEISURE RELATED (CONTINUED)
     Town Sports Intl., Inc.,
        9.75%, 10/15/04                            $500,000       $507,500
     ---------------------------------------------------------------------
     TOTAL                                                       1,997,450
     =====================================================================

     MOVIE THEATERS (0.94%)
     Hollywood Theaters, Inc.,
        10.625%, 8/1/07 (144a)                      300,000        325,500
     ---------------------------------------------------------------------
     TOTAL  LEISURE                                              6,138,763
     =====================================================================

     OTHER INDUSTRIES (3.53%)
     APPAREL, TEXTILE (0.86%)
     PT Polysindo, 13.00%, 6/15/01                  400,000        296,000
     ---------------------------------------------------------------------

     AUTO RELATED (1.17%)
     Exide Corporation,
        2.90%, 12/15/05 (144a)                      650,000        398,938
     ---------------------------------------------------------------------

     HOUSEHOLD FURNISHINGS, APPLIANCES (1.50%)
     Imperial Home,
        11.00%, 3/15/08 (144a)                      500,000        511,250
     ---------------------------------------------------------------------
     TOTAL OTHER INDUSTRIES                                      1,206,188
     =====================================================================

     SERVICES (6.95%)
     PROFESSIONAL SERVICES (6.95%)
     Apcoa Inc., 9.25%, 3/15/08 (144a)              250,000        250,625
<F2> AP Holdings Inc.,
        11.25%, 3/15/08 (144a)                      250,000        149,375
<F2> Decisionone Holdings,
        11.50%, 8/1/08                              750,000        448,125
     Decisionone Holdings,
        9.75%, 8/1/07                               250,000        241,875
     Federal Data Corp.,
        10.125%, 8/1/05                             500,000        517,500
     Kinder-Care Learning Center,
        9.50%, 2/15/09                              500,000        511,250
     Sitel Corp., 9.25%, 3/15/06 (144a)             250,000        255,625
     ---------------------------------------------------------------------
     TOTAL SERVICES                                              2,374,375
     =====================================================================

     TELECOMMUNICATIONS (14.79%)
<F2> Call-Net Enterprises, 9.27%, 8/15/07           350,000        248,500
<F2> GST USA, Inc., 13.875%, 12/15/05               400,000        334,000
<F2> Hyperion Telecommunications,
        13.00%, 4/15/03                             650,000        497,250
     Hyperion Telecommunications,
        12.25%, 9/1/04                              120,000        135,300
     ITC Deltacom Inc.,
        11.00%, 6/1/07 (144a)                       263,000        298,505

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TELECOMMUNICATIONS (CONTINUED)
<F2> KMC Telecommunication Hldgs.,
        12.50%, 2/15/08                          $1,750,000     $1,028,127
<F2> Metronet Communications,
       10.75%, 11/1/07                             250,000        161,875
<F2> Nextel Communications, Inc.,
       9.75%, 10/31/07                             750,000        484,688
<F2> Nextel Communications, Inc.,
       9.75%, 2/15/08                              500,000        318,125
     Paging Network, Inc.,
       10.00%, 10/15/08                            500,000        525,000
<F2> Pinnacle Hldgs., Inc.,
       10.00%, 3/15/08                             850,000        527,000
<F2> 21st Century Telecom,
       12.25%, 2/15/08                             500,000        293,750
     Winstar Communications,
       10.00%, 3/15/08                             200,000        202,750
     ---------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                   5,054,870
     =====================================================================

     TRANSPORTATION (7.04%)
     TRUCKING AND SHIPPING (7.04%)
     Greyhound Lines, Inc.,
        11.50%, 4/15/07 (144a)                    1,000,000      1,112,500
     Navigator Gas Trans PLC,
        12.00%, 6/30/07 (144a)                      200,000        227,500
     Navigator Gas Trans PLC,
        10.50%, 6/30/07 (144a)                      500,000        527,502
     Ryder TRS Incorporated,
        10.00%, 12/01/06                            500,000        537,500
     ---------------------------------------------------------------------
     TOTAL  TRANSPORTATION                                       2,405,002
     =====================================================================
     TOTAL  BONDS                                               26,381,263
     =====================================================================

     PREFERRED STOCK (19.93%)
     BROADCASTING/MEDIA (10.90%)
     BROADCASTING (7.79%)
     Chancellor Media Corp.-
        Los Angeles (144a)                            7,941       $965,824
     Citadel Broadcasting Co. (144a)                  2,663        326,218
     Sinclair Capital (144a)                         12,500      1,368,750
     ---------------------------------------------------------------------
     TOTAL                                                       2,660,792
     =====================================================================

     PRINTING AND PUBLISHING (3.11%)
     Primedia, Inc.                                  10,000      1,065,000
     ---------------------------------------------------------------------
     TOTAL  BROADCASTING/MEDIA                                   3,725,792
     =====================================================================

     CABLE TELEVISION (4.76%)
<F3> CSC Holdings, Inc. PIK                          11,226      1,302,216
<F3> NTL, Inc. PIK (144a)                             2,740        326,060
     ---------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                      1,628,276
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY RELATED (0.66%)
     GAS UTILITY (0.66%)
     Petroleum Heat & Power Inc. (144a)              22,500       $225,000
     ---------------------------------------------------------------------

     FINANCE (1.43%)
     BANKS (1.43%)
     California Fed Pfd. Capital                     18,000        487,125
     ---------------------------------------------------------------------

     TELECOMMUNICATIONS (2.18%)
     21st Century Telecom                             3,000        336,000
<F3> Hyperion Telecommunications PIK                  3,564        409,860
     ---------------------------------------------------------------------
     TOTAL  TELECOMMUNICATIONS                                     745,860
     =====================================================================
     TOTAL PREFERRED STOCK                                       6,812,053
     =====================================================================

     COMMON STOCK AND WARRANTS (0.31%)
     FINANCE (0.04%)
     FINANCE COMPANIES (0.04%)
     Arcadia Financial, Ltd.                          1,000        $15,000
     ---------------------------------------------------------------------

     LEISURE (0.27%)
     LEISURE RELATED (0.27%)
<F1> Hedstrom Holdings, Inc. (144a)                  67,324         92,570
     ---------------------------------------------------------------------
     TOTAL COMMON STOCK AND WARRANTS                               107,570
     =====================================================================

     MONEY MARKET INVESTMENTS (2.05%)
     FINANCE SERVICES  (2.05%)
     General Electric Capital Corporation,
        6.02%, 4/1/98                              $400,000       $400,000
     General Electric Capital Corporation,
        5.54%, 4/8/98                               300,000        299,677
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                699,677
     =====================================================================
     TOTAL INVESTMENTS (99.50%)
        (COST $32,819,519)<F4>                                  34,000,563
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (0.50%)                        171,678
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $34,172,241
     =====================================================================

     <F1> Non-Income Producing

     <F2> Deferred interest security that presently receives no coupon payments.
          At a predetermined date the stated coupon rate becomes effective.

     <F3> PIK - Payment in Kind

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     <F4> At March 31, 1998, the aggregate cost of securites for federal income tax purposes was $32,819,519 and the net unrealized appreciation of investments based on that cost was $1,181,044 which is comprised of $1,912,414 aggregate gross unrealized appreciation and $731,370 aggregate gross unrealized depreciation.

     The accompanying Notes are an integral part of the Financial Statements.

MUNICIPAL BOND FUND

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     MUNICIPAL BONDS (96.51%)
     CALIFORNIA (3.60%)
     California Housing
        Financing Agency, 5.75%,
        2/1/29  RB, MBIA, AMT                    $1,000,000     $1,035,300
     ---------------------------------------------------------------------

     COLORADO (3.97%)
     Douglas County, Colorado
        School District RE.1, 6.5%,
        12/15/16 GO, PR, MBIA                     1,000,000      1,138,490
     ---------------------------------------------------------------------

     DISTRICT OF COLUMBIA (3.62%)
     District of Columbia, 5.1%,
        6/1/03 GO, AMBAC                          1,000,000      1,035,710
     ---------------------------------------------------------------------

     FLORIDA (3.49%)
     Dade County, Florida,
        Water & Sewer, 5.25%,
        10/1/26 RB, FGIC                          1,000,000      1,003,430
     ---------------------------------------------------------------------

     ILLINOIS (15.20%)
     Chicago, Illinois Board of
        Education, 6.75%, 12/1/09
        GO, AMBAC                                 1,000,000      1,183,900
     Chicago, Illinois O'Hare
        International Airport, 5.7%,
        1/1/08 RB, MBIA, AMT                      1,000,000      1,059,500
     Illinois State Toll Highway
        Authority, 6.0%, 1/1/09
        RB, FGIC                                  1,000,000      1,114,460
     Metropolitan Fair & Exposition
        Authority, 5.0%, 6/1/15 RB, BIGI
        Insurance purchased by MBIA               1,000,000        982,970
     ---------------------------------------------------------------------
     TOTAL                                                       4,340,830
     =====================================================================

     KENTUCKY (3.93%)
     Louisville & Jefferson County,
        Kentucky Regional Airport
        Authority, 6.5%, 7/1/17
        RB, MBIA, AMT                             1,000,000      1,128,150
     ---------------------------------------------------------------------

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------

     MICHIGAN (7.66%)
     Nice Community School District,
        Michigan, Marquette & Baraga
        Counties, 5.25%, 5/1/16
        GO, MBIA                                 $1,000,000     $1,006,500
     Pinckney Michigan Community
        Schools, 7.25%, 5/1/06
        GO, FGIC                                  1,000,000      1,186,810
     ---------------------------------------------------------------------
     TOTAL                                                       2,193,310
     =====================================================================

     MASSACHUSETTS (3.84%)
     Massachusetts State Port
        Authority, 5.75%, 7/1/12 RB               1,000,000      1,099,330
     ---------------------------------------------------------------------

     MINNESOTA (3.01%)
     Northern Municipal Power Agency,
        Electric Systems, 7.25%,
        1/1/16 RB                                   825,000        861,317
     ---------------------------------------------------------------------

     NEBRASKA (3.67%)
     Nebraska Investment Finance
        Authority, Single Family Housing,
        6.25%, 3/1/21 RB, AMT, GNMA,
        FNMA, FHLMC                                 990,000      1,050,954
     ---------------------------------------------------------------------

     NEVADA (3.88%)
     Clark County, Nevada, Sanitation
        District, 6.8%, 7/1/12 RB, PR             1,000,000      1,111,050
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     NEW YORK (25.69%)
     Metropolitan Transportation
        Authority, 5.625%,
        7/1/25  RB, MBIA                         $1,000,000     $1,045,310
     New York City Municipal Water
        Finance Authority, 5.75%,
        6/15/29 RB                                1,000,000      1,049,510
     New York State Local Government
        Assistance Corporation,
        7.0%, 4/1/16 RB, PR                       1,000,000      1,101,630
     New York St. Dormitory Authority,
        5.125%, 2/15/08 RB                        1,000,000      1,023,680
     New York St. Medical Care
        Facility Financing Agency,
        5.375%, 2/15/25 RB, FHA                   1,000,000      1,007,910
     Port Authority of New York and
        New Jersey, 5.75%, 12/1/25
        RB, AMT, MBIA                             1,000,000      1,046,710
     The City of New York,
        6.0%, 4/15/09 GO                          1,000,000      1,085,990
     ---------------------------------------------------------------------
     TOTAL                                                       7,360,740
     =====================================================================

     TEXAS (7.24%)
     Brazos, Texas, Higher Education
        Authority, 5.5%, 6/1/02
        RB, AMT, GTD STD LNS                        965,000      1,002,345
     Hays, Texas, Consolidated
        Independent School District,
        5.875%, 8/15/22 GO PSF                    1,000,000      1,071,750
     ---------------------------------------------------------------------
     TOTAL                                                       2,074,095
     =====================================================================

     WASHINGTON (7.71%)
     Washington State Public Power
        Supply System, 6.5%, 7/1/15
        RB, PR                                    2,000,000      2,209,460
     ---------------------------------------------------------------------
     TOTAL MUNICIPAL BONDS                                      27,642,166
     =====================================================================

     MONEY MARKET INVESTMENTS (2.09%)
     Greensboro, NC,
        3.7%, 4/1/14 CP                            $600,000       $600,000
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                600,000
     =====================================================================
     TOTAL INVESTMENTS (98.60%)
        (COST $26,803,665)<F1>                                  28,242,166
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (1.40%)                        402,426
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $28,644,592
     =====================================================================

     <F1> At March 31,1998, the aggregate cost of securities for federal income tax purposes was $26,803,665 and the net unrealized appreciation of investments based on that cost was $1,438,501 which is comprised of $1,439,789 aggregate gross unrealized appreciation and $1,288 aggregate gross unrealized depreciation.

     ---------------------------------------------------------------------

     CP = Commercial Paper
     RB = Revenue Bond
     GO = General Obligation
     PR = Pre-refunded security will be called on the first call date
          (with certainty)
     AMT = Subject to the Alternative Minimum Tax

     Scheduled principal and interest payments are guaranteed by:
     MBIA (Municipal Bond Insurance Organization)
     AMBAC (AMBAC Indemnity Corporation)
     FGIC (Financial Guaranty Insurance Company)
     BIGI (Bond Investors Guarantee Insurance)
     GNMA (Government National Mortgage Association)
     FNMA (Federal National Mortgage Association)
     FHLMC (Federal Home Loan Mortgage Corporation)
     FHA (Federal Housing Authority)
     GTD STD LNS (Guaranteed Student Loans)
     PSF (Permanent School Fund, State of Texas)

     The accompanying Notes are an integral part of the Finanacial Statements.

SELECT BOND FUND

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     BONDS (90.09%)
     CORPORATE BONDS (19.14%)
     BANK HOLDING COMPANIES (4.36%)
     First Union Institutional Capital II,
        7.85%, 1/1/27                              $250,000       $259,008
     NationsBank Lease Pass Thru Trust -
        Class 1, 7.442%, 1/10/11 (144a)             500,000        520,770
     Societe Generale Real Estate Co.,
        7.64%, 12/29/49                             500,000        495,686
     ---------------------------------------------------------------------
     TOTAL                                                       1,275,464
     =====================================================================

     COMMUNICATIONS (3.64%)
<F1> Panamsat, 11.375%, 8/1/03                      500,000        511,250
<F2> WorldCom, Inc, 7.75%, 4/1/27                   500,000        554,791
     ---------------------------------------------------------------------
     TOTAL                                                       1,066,041
     =====================================================================

     FOREIGN BANKS - BRANCHES & AGENCIES (1.70%)
     Fuji JGB Investments LLC,
        9.87%, 12/31/49                             500,000        496,875
     ---------------------------------------------------------------------

     LIFE INSURANCE (2.49%)
     Travelers Group Inc.,
        6.875%, 2/15/28                             750,000        728,731
     ---------------------------------------------------------------------

     MEDIA/CABLE (1.79%)
<F2> Time Warner Entertainment,
        7.25%, 9/1/08                               500,000        522,986
     ---------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTION (0.92%)
     Industrial Credit & Investment Corp.,
        7.55%, 8/15/07                              300,000        270,000
     ---------------------------------------------------------------------

     RETAILERS (1.65%)
     LB Mortgage Trust - Class A3,
        8.396%, 1/20/17                             418,394        482,877
     ---------------------------------------------------------------------

     TEXTILES (1.75%)
     Polysindo International Finance,
        11.375%, 6/15/06                            800,000        512,000
     ---------------------------------------------------------------------

     TRANSPORTATION - RAIL-ROAD (0.84%)
     Union Pacific Corporation,
        6.625%, 2/1/08                              250,000        246,877
     ---------------------------------------------------------------------
     TOTAL CORPORATE BONDS                                       5,601,851
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     GOVERNMENT BONDS
     (DOMESTIC AND FOREIGN)
     AND AGENCY BONDS (27.73%)
<F2> Federal National Mortgage
        Association, 12%, 12/1/12                   $91,357       $104,633
     Federal National Mortgage
        Association, 12%, 12/1/17                   132,236        153,022
     Federal National Mortgage
        Association, 12%, 2/1/18                    170,449        197,268
     Federal National Mortgage
        Association, 12%, 10/1/17                   242,086        279,988
<F2> Federal National Mortgage
        Association, 12%, 9/1/12                    520,960        595,685
     Federal National Mortgage
        Association, 12%, 9/1/17                    167,605        193,741
     Federal National Mortgage
        Association, 12.25%, 1/1/18                  77,821         91,489
     Federal National Mortgage
        Association, 12.50%, 4/1/18                 127,000        149,265
     Federal National Mortgage
        Association, 11%, 12/1/17                   153,145        173,484
     Federal National Mortgage
        Association, 11%, 12/1/12                    58,965         65,598
<F2> Federal National Mortgage
        Association, 11%, 9/1/17                    480,867        543,530
     Federal National Mortgage
        Association, 11%, 2/1/18                    177,248        199,016
     Federal National Mortgage
        Association, 13%, 12/1/17                   100,711        118,587
     Federal National Mortgage
        Association, 13%, 2/1/18                    220,828        260,094
     Federal National Mortgage
       Association, 11.50%, 4/1/18                  266,000        303,323
     Federal National Mortgage
        Association, 13%, 11/1/12                    91,033        106,694
<F2> Federal National Mortgage
        Association, 13%, 11/1/07                   329,947        390,884
     Federal National Mortgage
        Association, 14%, 12/1/17                    67,588         81,528
<F2> Federal National Mortgage
        Association, 6.22%, 2/1/06                  489,976        489,976
     Federal National Mortgage
        Association, 6.96%, 10/1/07                 298,951        310,274
<F2> Federal National Mortgage
        Association, 7.36%, 4/1/11                  491,625        526,732
     Federal National Mortgage
        Association, 10%, 10/1/17                    62,426         68,522
<F3> Hellenic Republic, 8.6%, 3/26/08            60,000,000        195,703

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
<F3> Hellenic Republic, 8.8%, 6/19/07          $300,000,000       $978,514
<F4> Poland, 14%, 2/12/00                         1,500,000        384,889
<F4> Poland, 12%, 2/12/03                         3,000,000        682,896
<F4> Poland, 12%, 10/12/01                        2,000,000        467,427
     ---------------------------------------------------------------------
     TOTAL GOVERNMENT AND AGENCY BONDS                           8,112,762
     =====================================================================-

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (43.22%)
     COMMERCIAL MORTGAGES (34.08%)
     Asset Securitization Corporation -
        Class CS1, 1.257%, 11/13/26 IO            17,839,819       728,400
<F2> Chase Commercial Mortgage
        Securities Corporation -
        Class A2, 6.60%, 12/12/29                   500,000        501,940
<F2> Chase Commercial Mortgage
        Securities Corp. - Class B,
        6.60%, 12/12/29                             500,000        501,570
     Credit Suisse First Boston Mortgage
        Securities Corp. - Class B, 9.591%,
        4/25/25 (144a)                              457,000        536,111
     Credit Suisse First Boston Mortgage
        Securities Corp. - Class A2,
        7.26%, 6/20/29 (144a)                       246,959        257,379
<F2> Credit Suisse First Boston Mortgage
        Securities Corp. - Class B,
        7.28%, 6/20/29 (144a)                       250,000        259,870
<F2> Credit Suisse First Boston Mortgage
        Securities Corp. - Class D,
        7.46%, 6/20/29 (144a)                       500,000        514,315
     Commercial Mortgage Acceptance
        Corporation - Class B,
        6.647%, 12/15/30                            500,000        504,505
     DLJ Mortgage Acceptance Corp. -
        Class A1B, 7.29%, 11/12/21 (144a)           250,000        262,783
     DLJ Mortgage Acceptance Corp. -
        Class S, .3571%, 10/15/17 IO (144a)      29,887,252        800,885
     DLJ Mortgage Acceptance Corp. -
        Class S, .718%, 2/15/31 IO (144a)        10,000,000        454,688
     First Union-Lehman Brothers
        Commercial Mortgage Trust -
        Class C, 7.02%, 11/18/29                    500,000        497,570
     First Union-Lehman Brothers
        Commercial Mortgage Trust -
        Class, 1.307%, 4/18/27 IO                13,898,208      1,048,898
     Merrill Lynch Mortgage
        Investors, Inc. - Class E,
        7.12%, 6/18/29                              500,000        492,005
     Merrill Lynch Mortgage
        Investors, Inc. - Class E,
        8.097%, 6/25/22 (144a)                      500,000        521,005
     Midland Realty Acceptance Corp. -
        Class AEC, 1.389%, 1/25/29
        (144a) IO                                 9,745,466        737,050

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     Nomura Asset Securities Corp.,
        6.769%, 3/15/30                            $200,000       $203,500
     Nomura Asset Securities Corp.,
        7.349%, 3/15/30                             600,000        603,750
     Red Mountain Funding LLC -
        Class E, 7.365%, 1/15/19 (144a)             176,000        173,437
     Red Mountain Funding LLC -
        Class F, 7.471%, 1/15/19 (144a)             400,000        370,088
     ---------------------------------------------------------------------
     TOTAL                                                       9,969,749
     =====================================================================

     CREDIT CARD ASSET-BACKED (0.85%)
     Iroquois Trust - Class A,
        6.752%, 6/25/07 (144a)                      250,000        249,610
     ---------------------------------------------------------------------

     MANUFACTURED HOUSING (2.30%)
     Mid-State Trust VI - Class A3,
        7.54%, 7/1/35                               661,860        672,417
     ---------------------------------------------------------------------

     OTHER ASSET-BACKED (4.85%)
     Greentree Recreation & Consumer
        Trust - Class A1, 6.49%, 2/15/18            215,899        216,577
     FMAC Loan Receivables Trust 98-A,
        6.2%, 9/15/20                               300,000        299,484
     Heilig Meyers Master Trust,
        6.125%, 1/20/07                             500,000        496,797
     Newcourt Equipment - Class B,
        6.764%, 9/20/04 (144a)                      405,062        407,180
     ---------------------------------------------------------------------
     TOTAL                                                       1,420,038
     =====================================================================

     RESIDENTIAL MORTGAGES (1.14%)
     BCF L.L.C. Mortgage Pass Thru
        Certificate - Class B3, 7.75%,
        3/25/37 (144a)                              331,241        334,093
     ---------------------------------------------------------------------
     TOTAL MORTGAGE-BACKED AND ASSET-BACKED SECURITIES          12,645,907
     =====================================================================
     TOTAL BONDS                                                26,360,520
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (7.51%)
     FEDERAL GOVERNMENT AND AGENCIES (0.68%)
<F2> Federal National Mortgage
        Association, 5.39%, 5/26/98                $200,000       $198,353
     ---------------------------------------------------------------------
       FINANCE SERVICES (6.83%)
<F2> Ford Motor Credit Corp.,
        5.53%, 4/15/98                            1,000,000        997,849
<F2> General Electric Capital Corporation,
        6.019%, 4/1/98                            1,000,000      1,000,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,997,849
     =====================================================================
     TOTAL MONEY MARKET INVESTMENTS                              2,196,202
     =====================================================================
     TOTAL INVESTMENTS (97.60%)
        (COST $28,838,531)<F5>                                  28,556,722
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (2.40%)                        704,031
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $29,260,753
     =====================================================================

     IO - Interest Only Security

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     <F1> Deferred interest security that presently receives no coupon payments.
          At a predetermined date the stated coupon rate becomes effective.

     <F2> Partially held by the custodian in a segregated account as collateral for open futures and forward positions. Information regarding open futures contracts as of March 31, 1998 is summarized below:

                                      Number of   Expiration    Unrealized
     Issuers                          Contracts      Date      Appreciation
     ----------------------------------------------------------------------
     U.S. Treasury Bond Futures
          (Total market value at
             3/31/98, $4,810,000)        40          6/98        $30,625

     U.S. Treasury Note Futures
          (Total market value at
             3/31/98, $337,125)           3          6/98          $188

    Foreign forward currency contracts outstanding at March 31, 1998:

                              Principal
                                Amount                        Unrealized
                              Covered by       Expiration    Appreciation/
    Type      Currency         Contract          Month      (Depreciation)
    ----------------------------------------------------------------------
    Sell        DEM             924,000            6/98           $6,955
    Sell        DEM             194,000            6/98            2,156
    Sell        PLZ           1,286,670            6/98        (105,243)
                                                               ---------
                                                               ($96,132)

     DEM - German Deutschemark
     PLZ - Polish Zlotty

    <F3> Foreign security denominated in Greek Drachma.

    <F4> Foreign security denominated in Polish Zlotty.

    <F5> At March 31, 1998, the aggregate cost of securites for federal income tax purposes was $28,838,531 and the net unrealized depreciation of investments based on that cost was $281,809 which is comprised of $174,823 aggregate gross unrealized appreciation and $456,632 aggregate gross unrealized depreciation.

    The accompanying Notes are an integral part of the Financial Statements.





                                     PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements

          Financial Statements Included in the Prospectus:
          ------------------------------------------------
          Financial Highlights

          March 31, 1998 Financial Statements for Mason Street Funds, Inc.
          ----------------------------------------------------------------
          Included in the Statement of Additional Information:
          ----------------------------------------------------
          Statement of Assets and Liabilities
          Statement of Operations
          Statement of Changes in Net Assets
          Financial Highlights
          Schedules of Investments
          Notes to Financial Statements

     (b)  Exhibits

     <F1> Exhibit B(1)        Articles of Incorporation of
                              Mason Street Funds, Inc.

     <F1> Exhibit B(2)        By-Laws of Mason Street Funds, Inc.

     <F4> Exhibit B(2)(a)     Amendment to By-Laws of Mason Street Funds, Inc.

          Exhibit B(2)(b)     Amendment to By-Laws of Mason Street Funds, Inc.

     <F1> Exhibit B(4)        Rights of Stockholders are described in Article
                              FOURTH and Article SIXTH of the Articles of Incorporation for Mason Street Funds, Inc., previously referenced as Exhibit B(1).

     <F1> Exhibit B(5)(a)     Form of Investment Advisory Agreement between
                              Mason Street Funds, Inc. (on behalf of the Index
                              500 Stock Fund) and Northwestern Mutual Investment
                              Services, LLC.

     <F2> Exhibit B(5)(b)     Form of Investment Sub-Advisory Agreement between
                              Mason Street Funds, Inc. (on behalf of the Growth and Income Stock Fund), Northwestern Mutual
                              Investment Services, LLC and J.P. Morgan
                              Investment Management, Inc.

     <F2> Exhibit B(5)(c)     Form of Investment Sub-Advisory Agreement between
                              Northwestern Mutual Investment Services, LLC,
                              (Investment Adviser to the International Equity
                              Fund) and Templeton Investment Counsel, Inc.

     <F2> Exhibit B(6)        Form of Principal Underwriting Agreement.

          Exhibit (7)         Not Applicable.

     <F3> Exhibit B(8)(a)     Form of Custodian Agreement with
                              Chase Manhattan Bank.

     <F3> Exhibit B(8)(b)     Form of Custodian Agreement with Bankers Trust Co.
     <F3> Exhibit B(8)(c)     Form of Custodian Agreement with
                              Brown Brothers Harriman & Co.

     <F2> Exhibit B(9)(a)     Form of Transfer Agency and Service Agreement.

     <F2> Exhibit B(9)(b)(1)  Form of Shareholder Servicing Agreement with
                              Robert W. Baird & Co.

          Exhibit B(9)(b)(2)  Amended Shareholder Servicing Agreement with
                              Robert W. Baird & Co.

     <F2> Exhibit B(9)(c)     Form of Administration Agreement with The
                              Northwestern Mutual Life Insurance Company.

          Exhibit B(9)(d)     Fee Waiver Agreement with Robert W. Baird & Co.

          Exhibit B(9)(e)     Shareholder Account Services Agreement with
                              Robert W. Baird & Co.

     <F3> Exhibit B(10)       Opinion and Consent of Counsel.

          Exhibit B(11)       Consent of Price Waterhouse LLP.

          Exhibit (12)        Not Applicable.

     <F2> Exhibit B(13)       Form of Subscription Agreement.

     <F3> Exhibit B(14)       Model Retirement Plans:

          Exhibit B(14)(a)    Prototype Non-Standard 401(k) Profit Sharing
                              Plan Adoption Agreement;

          Exhibit B(14)(b)    Prototype Non-Standard 401(k) Profit Sharing
                              Plan Adoption Agreement;

          Exhibit B(14)(c)    Prototype Money Purchase Pension Plan Adoption
                              Agreement;

          Exhibit B(14)(d)    Prototype Non-Standard Profit Sharing Plan
                              Adoption Agreement;

          Exhibit B(14)(e)    Prototype Standard 401(k) Profit Sharing Plan
                              Adoption Agreement;

          Exhibit B(14)(f)    Prototype 401(k) Profit Sharing Plan Adoption
                              Agreement;

          Exhibit B(14)(g)    Prototype Money Purchase Pension Plan Adoption
                              Agreement;

          Exhibit B(14)(h)    Prototype Standard Profit Sharing Plan Adoption
                              Agreement;

          Exhibit B(14)(i)    Prototype Standard Simple 401(k) Profit Sharing
                              Plan Adoption Agreement.

     <F2> Exhibit B(15)(a)    Form of Rule 12b-1 Distribution Plan for Class A
                              Shares.

     <F2> Exhibit B(15)(b)    Form of Rule 12b-1 Distribution plan for Class B
                              Shares.

          Exhibit B(16)       Schedules of computation for the High Yield,
                              Municipal and Select Bond Funds' yield quotations for the one month period ended May 31, 1998.

          Exhibit (17)        Not Applicable.

     <F1> Exhibit B(18)       Form of Rule 18f-3 Plan.

          Exhibit (27)        Financial Data Schedule for period ended March 31,
                              1998 for each Fund of Mason Street Funds, Inc.

<F1>  Exhibits previously filed with Form N-1A Registration Statement for Mason
Street Funds, Inc. on December 6, 1996, and incorporated herein by reference.

<F2>  Exhibits previously filed with Form N-1A Pre-Effective Amendment No. 1 for
Mason Street Funds, Inc. on February 7, 1997, and incorporated herein by reference.

<F3>  Exhibits previously filed with Form N-1A Pre-Effective Amendment No. 2 for
Mason Street Funds, Inc. on March 5, 1997, and incorporated herein by reference.

<F4>  Exhibits previously filed with Form N-1A Post-Effective Amendment No. 1 for Mason Street Funds, Inc. on September 16, 1997, and incorporated herein by reference.


Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          As of June 1, 1998, 86.01% the shares of the Registrant were owned by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life"), a mutual insurance company organized by a special act of the Wisconsin Legislature. Northwestern Mutual Life directly controls the Registrant. Subsidiaries of Northwestern Mutual Life when considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

Item 26.  Number of Record Holders by Class of Securities as of March 31, 1998
          --------------------------------------------------------------------

          Fund Name                      Class A             Class B

          Aggressive Growth Stock Fund     794                 407
          International Equity Fund        570                 301
          Growth Stock Fund                370                 244
          Growth and Income Stock Fund     500                 285
          Index 500 Stock Fund             793                 544
          Asset Allocation Fund            329                 186
          High Yield Bond Fund             243                 166
          Municipal Bond Fund               36                  32
          Select Bond Fund                 106                  71

Item 27.  Indemnification
          ---------------

          Article IX of Registrant's By-Laws is included as Exhibit B2 to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. The By-laws of Northwestern Mutual Life permit indemnification by Northwestern Mutual Life of persons who are serving as directors of another corporation at the request of Northwestern Mutual Life. Pursuant to the By-Law provision, the Trustees of Northwestern Mutual Life have adopted a resolution extending to all of the directors of the Registrant the benefits of the indemnification arrangements for employees, officers and Trustees of Northwestern Mutual Life. Directors' and officers' liability insurance which covers the directors and officers of the Registrant as well as Trustees and officers of Northwestern Mutual Life is also in force. The amount of coverage is $30 million. There is no deductible, except that the deductible amount is $1,000,000 ($1 million) for claims covered by corporate indemnification. The cost of this insurance is allocated among Northwestern Mutual Life and its subsidiaries and no part of the premium has been paid by the Registrant.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          In addition to its investment advisory function, Northwestern Mutual Investment Services, LLC ("NMIS"), the Registrant's investment adviser, is responsible for the selection, training and supervision of life insurance agents of Northwestern Mutual Life who engage in the distribution of variable annuities and variable life insurance issued by Northwestern Mutual Life. The directors and officers of NMIS also serve as officers of Northwestern Mutual Life.

Item 29.  Principal Underwriter
          ---------------------

Robert W. Baird & Co., Inc. ("RWB") serves as the principal underwriter for each Fund. RWB is an indirect majority-owned subsidiary of Northwestern Mutual Life. RWB also serves as the principal underwriter for the Baird Adjustable Rate Income Fund, a portfolio of The Baird Funds, Inc.

The directors and principal officers of RWB are as follows:

G. Frederick Kasten, Jr.      Chairman and CEO
Paul E. Purcell               President and COO
James D. Bell                 Managing Director
Bryce P. Edwards              Managing Director
Glen F. Hackmann              Managing Director and Sec'y.
Steven P. Kent                Managing Director
Keith A. Kolb                 Managing Director
Patrick S. Lawton             Managing Director
William W. Mahler             Managing Director
Terry Maxwell                 Managing Director
John Mayer                    Managing Director
Paul S. Shain                 Managing Director
J. Camp Van Dyke              Managing Director

Officer but not Director:

James M. Zemlyak              Chief Financial Officer

All of the above are located at 777 East Wisconsin Avenue, Milwaukee, WI  53202.

None of the above has a position with Registrant.

Item 30.  Location of Accounts and Records
          --------------------------------

          Books and other documents required to be maintained by the Registrant by section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's transfer agent, National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105 and the Funds' custodians as follows: the custodian for the domestic securities of the Growth and Income Stock Fund, High Yield Bond Fund and Municipal Bond Fund is Bankers Trust Company, 16 Wall Street, New York, New York 10015. The custodian for the domestic securities of the Aggressive Growth Stock Fund, the Growth Stock Fund, the Index 500 Stock Fund, the Asset Allocation Fund and the Select Bond Fund is the Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081. The custodian for the International Equity Fund and any foreign assets of the Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. Registrant's financial ledgers and other corporate records are maintained at its offices at The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 31.  Management Services
          -------------------

          Not applicable.

Item 32.  Undertakings
          -------------------

          (a)  Not applicable

          (b)  Not applicable.

          (c) MSF will furnish each person to whom a prospectus is delivered with a copy of MSF's latest annual report to shareholders, upon request and without charge.


SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 29th day of June, 1998.

MASON STREET FUNDS, INC.
  (Registrant)

By:  JAMES D. ERICSON
     ------------------------
     James D. Ericson, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                Title
---------                -----

/s/ JAMES D. ERICSON     President, Director
-------------------      and Principal Execu-
James D. Ericson         tive Officer

/s/ MARK G. DOLL         Vice President,
-------------------      Treasurer and Principal
Mark G. Doll             Financial Officer

/s/ BARBARA E. COURTNEY  Controller and
-------------------      Principal Accounting          Dated
Barbara E. Courtney      Officer                       June 29,
                                                       1998
/s/ WILLIAM J. BLAKE<F1> Director
-------------------
William J. Blake


/s/ STEPHEN N. GRAFF<F1> Director
-------------------
Stephen N. Graff


/s/ MARTIN F. STEIN<F1>  Director
-------------------
Martin F. Stein


/s/ JOHN K. MACIVER<F1>       Director
-------------------
John K. MacIver


/s/ WILLIAM A. MCINTOSH<F1>   Director
-------------------
William A. McIntosh

<F1> By  /s/ JAMES D. ERICSON
-----------------------------
James D. Ericson, Attorney
in fact, pursuant to the Power
of Attorney attached hereto

POWER OF ATTORNEY
     The undersigned Directors of Mason Street Funds, Inc. (the "Company"), hereby constitute and appoint James D. Ericson and Edward J. Zore, or either of them, their true and lawful attorneys and agents, to sign the names of the undersigned Directors to any instruments or documents filed as part of or in connection with or in any way related to the registration statement or statements and any and all amendments thereto, to be filed under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with shares of the common stock of the Company offered to the public; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as indicated, February 5, 1998.


                              /s/ STEPHEN N. GRAFF     Director
                              -------------------
                              Stephen N. Graff


                              /s/ WILLIAM J. BLAKE     Director
                              -------------------
                              William J. Blake


                              /s/ JOHN K. MACIVER      Director
                              -------------------
                              John K. MacIver


                              /s/ MARTIN F. STEIN      Director
                              -------------------
                              Martin F. Stein


                              /s/ JAMES D. ERICSON     Director
                              -------------------
                              James D. Ericson


                              /s/ WILLIAM A. MCINTOSH  Director
                              -------------------
                              William A. McIntosh




                                 EXHIBIT INDEX
                         EXHIBITS FILED WITH FORM N-1A
                       POST-EFFECTIVE AMENDMENT NO. 2 TO
                   REGISTRATION STATEMENT UNDER SECTION 6 OF
                           THE SECURITIES ACT OF 1933
             AND SECTION 8(b) OF THE INVESTMENT COMPANY ACT OF 1940
                                      FOR
                            MASON STREET FUNDS, INC.


Exhibit Number                Exhibit Name
--------------                ------------

Exhibit B(2)(b)               Amendment to By-Laws of Mason Street Funds, Inc.

Exhibit B(9)(b)(2)            Amended Shareholder Servicing Agreement with
                              Robert W. Baird & Co.

Exhibit B(9)(d)               Fee Waiver Agreement with Robert W. Baird & Co.

Exhibit B(9)(e)               Shareholder Account Services Agreement with
                              Robert W. Baird & Co.

Exhibit B(11)                 Consent of Price Waterhouse LLP.

Exhibit B(16)                 Schedules of computation for the High Yield,
                              Municipal and Select Bond Funds' yield quotations for the one month period ended May 31, 1998, as provided in the Registration Statement.

Exhibit 27 Financial Data Schedule for period ended March 31, 1998 for each Fund of Mason Street Funds, Inc.



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